UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

KRISPY KREME DOUGHNUTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

May 11, 2012

To Our Shareholders:

     On behalf of the Board of Directors and management of Krispy Kreme Doughnuts, Inc., I invite you to the Annual Meeting of Shareholders to be held on Tuesday, June 12, 2012, at 9:00 a.m., Eastern Time, at the Marriott Hotel, Hearn Grand Ballroom, 425 North Cherry Street, Winston-Salem, North Carolina 27101. We look forward to greeting those shareholders able to attend.

     Details of business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed for your information is a copy of our Annual Report on Form 10-K for the fiscal year ended January 29, 2012, which contains financial statements and other important information about our business.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. Accordingly, we request your cooperation by signing, dating, and mailing the enclosed proxy card, or voting by telephone or electronically through the Internet as soon as possible to ensure your representation at the Annual Meeting. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at any time.

Sincerely,

JAMES H. MORGAN
Chairman of the Board, President
and Chief Executive Officer

KRISPY KREME DOUGHNUTS, INC.
370 Knollwood Street
Winston-Salem, North Carolina 27103

________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 12, 2012
________________________________

To the Shareholders of
Krispy Kreme Doughnuts, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Annual Meeting”) will be held on Tuesday, June 12, 2012, at 9:00 a.m., Eastern Time, at the Marriott Hotel, Hearn Grand Ballroom, 425 North Cherry Street, Winston-Salem, North Carolina 27101, for the following purposes:

     1. To elect three Class I directors, all of whose terms will expire in 2015;

     2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in our 2012 Proxy Statement;

     3. To approve the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending February 3, 2013; and

     5. To consider such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record as of April 13, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors of Krispy Kreme are enclosed. Please sign, date, and return the proxy card in the enclosed business reply envelope, or vote by telephone or electronically through the Internet as soon as possible to ensure your representation at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time. Seating is limited at the Annual Meeting. If you plan to attend, you MUST follow the instructions described under “Proxy Solicitation and General Information — Admission to Annual Meeting” in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

DARRYL R. MARSCH
Secretary

May 11, 2012

2012 Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders

•	Time and Date	9:00 a.m., Tuesday, June 12, 2012

•	Place	Marriott Hotel, Hearn Grand Ballroom

425 North Cherry Street

Winston-Salem, North Carolina

•	Record Date	April 13, 2012

•	Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

•	Entry	If you decide to attend the meeting in person, upon your arrival you will need to bring valid photo identification and either your admission ticket or proof that you own Krispy Kreme stock. See page 2 for further instructions.

Meeting Agenda

  Election of three Class I directors

  Advisory vote on the compensation of our Named Executive Officers

  Approval of the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan

  Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2013

Voting Matters

		Page Reference
	Board Vote	(for more
Proposal	Recommendation	detail)
Election of three Class I directors	FOR	8
Advisory vote on the compensation of our Named Executive Officers	FOR	26
Approval of the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan	FOR	55
Ratification of PricewaterhouseCoopers LLP as our independent registered
public accounting firm for fiscal 2013	FOR	65

Board Nominees

The following table provides summary information about each director nominee. The nominees receiving a plurality of the votes cast at the meeting will be elected as Class I directors.

		Director		Experience/		Committees
Name	Age	Since	Occupation	Qualification	Independent	AC	CC	NCGC
James H. Morgan	64	2000	Chairman of the Board, President and Chief Executive Officer	Leadership Finance Risk Management

		Director		Experience/		Committees
Name	Age	Since	Occupation	Qualification	Independent	AC	CC	NCGC
Andrew J. Schindler	67	2006	Former Chairman and CEO of R.J. Reynolds Tobacco Holdings, Inc. and Former Executive Chairman of Reynolds American Inc.	Leadership Risk Management Operations	X	X

Togo D. West, Jr.	69	2000	Chairman of the Board of Trustees of Noblis, Inc. and Chairman of TLI Leadership Group	Leadership Risk Management Operations	X		X	X

AC	Audit Committee
CC	Compensation Committee
NCGC	Nominating and Corporate Governance Committee

Each director nominee serves as a current director and attended at least 75% of all Board meetings (including committee meetings) applicable to such director nominee.

Advisory Vote on the Compensation of our Named Executive Officers
We are asking our shareholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. The Board believes that our compensation policies and practices are effective in achieving our goals of compensating our executives for financial and operating performance, and aligning the interests of our Named Executive Officers with those of our shareholders.

Approval of Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan
We are asking our shareholders to approve the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan is intended to replace our 2000 Stock Incentive Plan, as amended, which expires June 30, 2012.

Independent Registered Public Accounting Firm
Although shareholder ratification is not required by law, we are asking shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2013. Set forth below is summary information with respect to PricewaterhouseCoopers LLP’s fees for services provided in fiscal 2011 and fiscal 2012.

	2012	2011
Audit Fees	$1,033,000	$1,198,385
Audit-Related Fees	3,000	67,800
Tax Fees	—	—
All Other Fees	4,500	3,900
Total	$1,040,500	$1,270,085

Executive Compensation Elements

Type	Form	Terms
Equity	Incentive Stock Options	Generally received annually and with vesting over a four-year period, subject to continued service
Cash	Base Salary	Generally eligible for increase at periodic intervals
	Annual Cash Incentive	Earned based on attainment of financial and operational performance targets
Other Employee Benefits	401(k), health coverage, group insurance	Receive the same employee benefits as all employees

Fiscal 2012 Compensation Discussion
The objective of our compensation program for executive officers is to link executive compensation to our long-term economic performance and to align the interests of our executive officers with the interests of our shareholders. Total direct compensation is comprised of a blend of base salary, an annual cash incentive opportunity, and long-term equity incentive awards in an effort to achieve these objectives. In determining the annual cash incentive award, Consolidated EBITDA and Revenue are the key metrics as these metrics tie compensation to the Company’s cash flow and long-term profitability. Long-term equity incentive awards in the form of stock options only have value if Krispy Kreme’s stock price increases relative to the stock price on the date of the award, thus, linking executive compensation to the long-term price performance of our stock and the interests of Krispy Kreme shareholders. Our executive compensation program has played a critical part in incentivizing our senior management to focus their efforts on performance tied to the accomplishment of these strategic goals. Changes in these target metrics include:

  Revenues increased 12.3% to $403.2 million in fiscal 2012 from $359.0 million in fiscal 2011.

  Consolidated EBITDA(1) increased 42.8% to $55.7 million in fiscal 2012 from $39.0 million in fiscal 2011.
(1)	This target metric is defined below in “Elements of Executive Compensation – Annual Incentives” under the heading “Compensation Discussion and Analysis.”

In fiscal 2012, Krispy Kreme’s executive officers received minimal increases to their base salaries and targeted annual cash incentive awards, and no increase in the number of equity awards in the form of stock options.

We believe our compensation program provides a balanced and stable foundation for achieving our intended objectives. Our compensation philosophy emphasizes that compensation should reward employees for achievements which support the mission and strategic objectives of Krispy Kreme.

Fiscal 2012 Compensation Summary
The following table summarizes the compensation of our Chief Executive Officer, Chief Financial Officer and our next three most highly compensated executive officers, to whom we refer collectively as the Named Executive Officers, for the fiscal year ended January 29, 2012 as required by the rules of the Securities and Exchange Commission, or SEC. The compensation of our Named Executive Officers is discussed in greater detail under the heading “Compensation Discussion and Analysis.”

			Non-Equity
		Option	Incentive Plan	All Other	Total
	Salary	Awards	Compensation	Compensation	Compensation
Name	($)	($)	($)	($)	($)
James H. Morgan,
President and Chief
Executive Officer	700,000	698,880	852,600	24,000	2,275,480

Douglas R. Muir,
Executive Vice President
and Chief Financial Officer	357,000	559,104	372,708	5,858	1,294,670

Jeffrey B. Welch,
Senior Vice President and
President — International	352,000	465,920	306,240	—	1,124,160

G. Dwayne Chambers,
Senior Vice President and
Chief Marketing Officer	275,000	465,920	239,250	38,375	1,018,445

M. Bradley Wall,
Senior Vice President —
Supply Chain and
Off-Premises Operations	285,000	465,920	248,022	6,713	1,005,655

2013 Annual Meeting
  Shareholder proposals submitted pursuant to SEC Rule 14a-8 must be received by us by January 11, 2013.

  Notice of shareholder proposals outside of SEC Rule 14a-8 must be delivered to us during the period that is not less than 40 days nor more than 90 days before Krispy Kreme’s 2013 Annual Meeting of Shareholders.

TABLE OF CONTENTS

PROXY SOLICITATION AND GENERAL INFORMATION	1
General	1
Record Date and Share Ownership	1
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on June 12, 2012	1
Voting by Shareholders with Shares Held Directly in Their Names	1
Voting by Shareholders with Shares Held Through a Bank, Brokerage Firm, or Other Nominee	2
Voting of Proxies	2
Revocability of Proxies	2
Admission to Annual Meeting	2
Quorum and Voting Requirements	3
Other Matters to Be Presented	4
Other	4
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS	5
Directors, Nominees, and Executive Officers	5
Beneficial Owners of More Than 5% of Common Stock	7
ELECTION OF DIRECTORS	8
Composition of the Board of Directors	8
Board Nominees for Election at the Annual Meeting	8
Determination of Independence	17
Board and Committee Information	17
Chairman of the Board, Chief Executive Officer, and Lead Independent Director	19
Non-Management Directors	19
Director Attendance at Annual Meeting of Shareholders	19
Communications with Directors	19
Risk Management	20
Director Nominations	20
Director Compensation	22
Narrative to Director Compensation Table	23
Codes of Ethics	24
Compensation Committee Interlocks and Insider Participation	24
Executive Officers	25
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN OUR 2012 PROXY STATEMENT	26
EXECUTIVE COMPENSATION	28
Compensation Discussion and Analysis	28
Compensation Committee Report	39
Risk Analysis of Compensation Plans	39
Summary Compensation Table	40
Grants of Plan-Based Awards	41
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
Awards Table	42
Outstanding Equity Awards at Fiscal Year-End	46
Option Exercises and Stock Vested	48
Potential Payments upon Termination and Change in Control	48

i

APPROVAL OF KRISPY KREME DOUGHNUTS, INC. 2012 STOCK INCENTIVE PLAN	55
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	65
INFORMATION RELATED TO OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	65
General	65
Fees	65
Pre-Approval of Audit and Non-Audit Services	66
REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2012	67
TRANSACTIONS WITH RELATED PERSONS	68
Transactions with Related Persons	68
Review, Approval, or Ratification of Transactions with Related Persons	68
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	69
SHAREHOLDERS’ PROPOSALS FOR 2013 ANNUAL MEETING	69
HOUSEHOLDING	69
OTHER MATTERS	70
APPENDIX A — 2012 STOCK INCENTIVE PLAN	A-1
DIRECTIONS TO ANNUAL MEETING	Back Cover

ii

PROXY STATEMENT
May 11, 2012
For the Annual Meeting of Shareholders
To Be Held June 12, 2012
_________________

PROXY SOLICITATION AND GENERAL INFORMATION

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by Krispy Kreme Doughnuts, Inc. (the “Company” or “Krispy Kreme”) for use at Krispy Kreme’s Annual Meeting of Shareholders to be held on Tuesday, June 12, 2012, at 9:00 a.m., Eastern Time, at the Marriott Hotel, Hearn Grand Ballroom, 425 North Cherry Street, Winston-Salem, North Carolina 27101, including any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying notice. Beginning on or about May 11, 2012, Krispy Kreme is mailing this Proxy Statement and the accompanying proxy, together with its Annual Report on Form 10-K for the fiscal year ended January 29, 2012 (the “2012 Form 10-K”), to shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

     Only shareholders of record at the close of business on April 13, 2012 (the “Record Date”) are entitled to notice of, and to vote in person or by proxy at, the Annual Meeting. As of the Record Date, there were 68,099,848 shares of Krispy Kreme common stock outstanding and entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2012

     The Proxy Statement and 2012 Form 10-K are available at http://investor.krispykreme.com/annual-proxy.cfm.

Voting by Shareholders with Shares Held Directly in Their Names

     Shareholders with shares registered directly in their names in the Company’s stock records maintained by its transfer agent, American Stock Transfer and Trust Company (“AST”), may vote their shares:

  by mailing a signed and dated proxy card in the postage-paid envelope provided;

  by making a toll-free telephone call in the U.S. or Canada to 1-800-690-6903; or

  by submitting a proxy through the Internet at the following Web address: www.proxyvote.com.

     In addition, ballots will be passed out to any shareholder who wants to vote in person at the Annual Meeting.

     Specific instructions to be followed by registered shareholders are set forth on the enclosed proxy card. Proxies submitted by mail, telephone or Internet as described above must be received by 11:59 p.m., Eastern Time, on June 11, 2012. NOTE: If you vote by telephone or Internet, you do not need to return your proxy card.

Voting by Shareholders with Shares Held Through a Bank, Brokerage Firm, or Other Nominee

     Shareholders who hold shares through a bank or brokerage firm should refer to the voting instruction form forwarded by their bank or brokerage firm to see which options are available to them. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m., Eastern Time, on June 11, 2012.

     In addition, ballots will be passed out to any shareholder who wants to vote in person at the Annual Meeting. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a proxy executed in your favor from your bank or brokerage firm for your ballot to be counted.

Voting of Proxies

     All properly executed proxies received in time to be voted at the Annual Meeting will be voted in accordance with the directions specified. Proxies that are executed, but do not contain any specific instructions, will be voted “FOR” the election of all nominees for director specified herein, “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined below) as disclosed in our 2012 Proxy Statement, “FOR” the approval of the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan (the “2012 Plan”) and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2013.

Revocability of Proxies

     If your shares are held directly in your name, you may revoke your proxy and change your vote at any time prior to the voting of the proxy. You may do this by (1) sending written notice of revocation to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary, (2) submitting a subsequent proxy by mail, telephone, or Internet with a later date, or (3) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.

     If your shares are held through a bank, brokerage firm, or other nominee, you may revoke your proxy and change your vote at any time prior to the voting of the proxy. You may do this by sending written notice of revocation to your bank, brokerage firm, or other nominee. Attendance at the Annual Meeting will not by itself revoke a proxy. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a proxy executed in your favor from your bank, brokerage firm, or other nominee for your ballot to be counted.

Admission to Annual Meeting

     Only shareholders of record as of the close of business on the Record Date, or their duly appointed proxies, are entitled to attend the Annual Meeting. Each admission ticket will admit the named shareholder and a guest. Seating is limited, so plan on arriving early. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN KRISPY KREME STOCK, YOU WILL NOT BE ADMITTED TO THE ANNUAL MEETING.

     If you are a shareholder with shares registered directly in your name, your admission ticket is attached to the proxy card sent to you. If you plan to attend the Annual Meeting, please bring the ticket with you to the Annual Meeting.

     If you are a shareholder with shares held through a bank or brokerage firm, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership as of the Record Date to be admitted to the Annual Meeting. An example of proof of ownership would be a brokerage statement or a letter from your bank or brokerage firm showing you own shares as of the Record Date. If you arrive at the Annual Meeting without an admission ticket, we will admit you ONLY if we are able to verify that you were a Krispy Kreme shareholder as of the Record Date.

Quorum and Voting Requirements

     Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the purpose of voting on a particular matter at the Annual Meeting. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Each outstanding share of our common stock shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting.

     With respect to “routine” matters, such as the ratification of the selection of the Company’s independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), including the New York Stock Exchange (“NYSE”), to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

     With respect to “non-routine” matters, such as the election of directors, the advisory vote on the compensation of our Named Executive Officers (as defined below), and the proposal to approve the 2012 Plan, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING, or WITHHELD FROM with respect to such non-routine matters.

     In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

  vote your shares on routine matters and cast a “broker non-vote” on non-routine matters; or

  leave your shares unvoted altogether.

     We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a proxy executed in your favor from your bank, brokerage firm, or other nominee for your ballot to be counted.

     Assuming the presence of a quorum at the Annual Meeting:

  The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. This means that the three nominees receiving the highest number of “FOR” votes will be elected as Class I directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

  The approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined below) as disclosed in our 2012 Proxy Statement requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on the Board of Directors or the Company. However, the Board of Directors and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Company’s executive officers.

  The approval of the 2012 Plan requires that the votes cast in favor of the proposal exceed the votes cast against the proposal. NYSE rules require that the total votes cast on this proposal represent greater than 50% of all shares entitled to vote on this proposal. For purposes of this proposal, the NYSE considers an abstention as a vote against approval. Because your bank, broker or other holder of record does not have discretionary voting authority to vote your shares on this proposal absent specific instructions from you, broker non-votes could create a situation where the total votes cast do not exceed 50% of all shares entitled to vote on this proposal. It is therefore important that you vote, or direct the holder of record to vote, on this proposal.

  The ratification of the appointment of our independent registered public accounting firm requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. Abstentions are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on the Board of Directors or the Company. However, the Board of Directors and the Audit Committee will consider the outcome of the vote when making future decisions regarding the selection of the Company’s independent registered public accounting firm.

Other Matters to Be Presented

     Krispy Kreme knows of no matters to be presented at the Annual Meeting other than those indicated in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, it is the intention of the persons named in the proxy to vote your shares in accordance with their judgment.

Other

     A copy of our 2012 Form 10-K is being furnished with this Proxy Statement to each shareholder of record as of the Record Date. Krispy Kreme will furnish any exhibit to our 2012 Form 10-K upon written request and receipt of payment for our reasonable expenses in furnishing such exhibit. Any such request should be directed to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Directors, Nominees, and Executive Officers

     The following table sets forth the number of shares of Krispy Kreme’s common stock, which is our only class of voting stock, beneficially owned as of April 13, 2012 by each director and nominee for director and each person who was (1) at any time during fiscal 2012 our Chief Executive Officer or Chief Financial Officer and (2) on January 29, 2012, our fiscal year-end, one of our three most highly compensated executive officers, other than the Chief Executive Officer and the Chief Financial Officer who were serving as executive officers at the end of fiscal 2012 (collectively, the “Named Executive Officers”), as well as all directors and executive officers as a group. Beneficial ownership is determined under the rules of the United States Securities and Exchange Commission (the “SEC”). These rules deem common stock (a) subject to options currently exercisable as of, or exercisable within 60 days after, the Record Date, or (b) issuable pursuant to restricted stock units vested as of, or vesting within 60 days after, the Record Date, to be outstanding for purposes of computing the ownership percentage of the person holding the options or restricted stock units, or of a group of which the person is a member, but they do not deem such stock to be outstanding for purposes of computing the ownership percentage of any other person or group. Unless otherwise indicated by footnote, the owner exercises sole voting and investment power over the shares.

		Percentage
	Number of Shares	Beneficially
Name of Beneficial Owner	Beneficially Owned	Owned
Charles A. Blixt(1)	214,961	*
Lynn Crump-Caine(2)	190,961	*
G. Dwayne Chambers(3)	15,000	*
C. Stephen Lynn(4)	190,961	*
Robert S. McCoy, Jr.(5)	218,210	*
James H. Morgan(6)	763,207	1%
Douglas R. Muir(7)	298,660	*
Andrew J. Schindler(8)	202,668	*
Michael H. Sutton(9)	202,668	*
Lizanne Thomas(10)	202,668	*
M. Bradley Wall(11)	350,585	*
Jeffrey B. Welch(12)	422,106	*
Togo D. West, Jr.(13)	229,668	*
All directors and executive officers as a group (16 persons)	4,233,154	6%
____________________

*	Less than one percent

(1)	Includes (a) 186,694 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Blixt has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of his service on the Board of Directors.

(2)	Consists of (a) 186,694 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Ms. Crump-Caine has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of her service on the Board of Directors.

(3)	Includes 8,750 shares issuable upon the exercise of currently exercisable stock options.

(4)	Consists of (a) 186,694 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Lynn has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of his service on the Board of Directors. Mr. Lynn has pledged as security all 186,694 shares underlying the fully vested restricted stock units.

(5)	Consists of (a) 15,542 shares issuable upon the exercise of currently exercisable stock options, (b) 198,401 shares underlying fully vested restricted stock units, and (c) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. McCoy has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(6)	Includes (a) 4,000 shares owned beneficially by Margaret O. Morgan, Mr. Morgan’s spouse, and (b) 747,500 shares issuable upon the exercise of currently exercisable stock options.

(7)	Includes (a) 190,483 shares issuable upon the exercise of currently exercisable stock options and (b) 30,000 shares underlying unvested stock options that will vest and become exercisable within 60 days after the Record Date.

(8)	Consists of (a) 198,401 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Schindler has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(9)	Consists of (a) 198,401 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Sutton has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(10)	Consists of (a) 198,401 shares underlying fully vested restricted stock units, and (b) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Ms. Thomas has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of her service on the Board of Directors.

(11)	Includes (a) 292,906 shares issuable upon the exercise of currently exercisable stock options, (b) 25,000 shares underlying unvested stock options that will vest and become exercisable within 60 days after the Record Date, (c) approximately 1,245 shares held in Mr. Wall’s 401(k) account, and (d) 450 shares held in a brokerage account in the name of Mr. Wall and his spouse.

(12)	Includes (a) 381,706 shares issuable upon the exercise of currently exercisable stock options and (b) 25,000 shares underlying unvested stock options that will vest and become exercisable within 60 days after the Record Date.

(13)	Includes (a) 23,000 shares issuable upon the exercise of currently exercisable stock options, (b) 198,401 shares underlying fully vested restricted stock units, and (c) 4,267 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. West has elected to defer receipt of the shares underlying 136,382 restricted stock units that were fully vested as of the Record Date, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

Beneficial Owners of More Than 5% of Common Stock

     The following table sets forth information about each person or entity known to Krispy Kreme to be the beneficial owner of more than 5% of Krispy Kreme’s outstanding common stock as of April 13, 2012.

			Percentage
	Number of Shares		Beneficially
Name of Beneficial Owner	Beneficially Owned		Owned
Mohamed Abdulmohsin Al Kharafi & Sons W.L.L.	8,616,319	(1)	12.7%
P.O. Box 886
Safat 13009
Kuwait
Robert P. Stiller	8,060,000	(2)	11.8%
P.O. Box 2263
South Burlington, VT 05407
____________________

(1)	This information is based on a Form 4 filed with the SEC on July 11, 2011 by Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. controls the Americana Group, Krispy Kreme’s franchisee in the Middle East.

(2)	This information is based on a Schedule 13G/A filed with the SEC on January 26, 2012 by Robert P. Stiller. According to the Schedule 13G/A, Robert P. Stiller has sole voting power and sole dispositive power with respect to 8,060,000 shares of Krispy Kreme stock.

ELECTION OF DIRECTORS
(Item Number 1 on the Proxy Card)

Composition of the Board of Directors

     Our bylaws provide that the Board of Directors shall consist of not less than nine nor more than 15 directors, with the exact number being set from time to time by the Board of Directors. Our Board of Directors presently consists of nine directors. The Board of Directors is divided into three classes of directors, Class I, Class II, and Class III. The terms of all of our current Class I directors will expire at this Annual Meeting.

Board Nominees for Election at the Annual Meeting

     Based on the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated James H. Morgan, Andrew J. Schindler, and Togo D. West, Jr. for election to the Board of Directors as Class I Directors with terms expiring in 2015.

     Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unable or unwilling to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors.

     The Board of Directors recommends a vote “FOR” the nominees for director listed below for election to the Board of Directors.

     Set forth below is information regarding each nominee for director:

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Nominees
Nominees for Class I Director
With Terms Expiring in 2015
James H. Morgan Winston-Salem, NC Director since 2000 Chairman since 2005 Not Independent

Mr. Morgan, 64, has served as Chairman of the Board of Krispy Kreme since 2005; Chief Executive Officer of Krispy Kreme since 2008; President of Krispy Kreme from 2008 to November 2011 and from April 2012 to present; Vice Chairman of the Board of Krispy Kreme from 2004 to 2005; Chairman of Covenant Capital, LLC, an investment management firm from 2001 to 2008; Chairman and Chief Executive Officer of Wachovia Securities, Inc. from April to December 1999; and employed by Interstate/Johnson Lane, an investment banking and brokerage firm, from 1990 to 1999 in various capacities, including as Chairman and Chief Executive Officer, and led the transition during the merger of Interstate/Johnson Lane and Wachovia Corporation in 1999.

With almost twelve years of service on the Board, Mr. Morgan brings deep institutional knowledge and perspective regarding Krispy Kreme’s strengths, challenges and opportunities. He also brings extensive public company and financial services industry experience to Krispy Kreme’s Board. As Chairman and Chief Executive Officer of Wachovia Securities and Interstate/Johnson Lane, he was indirectly responsible for major financial functions as well as ultimately responsible for enterprise risk-management. These prior leadership and oversight responsibilities are of great value to the Krispy Kreme Board. In addition, his leadership in successfully turning around Interstate/Johnson Lane is especially valuable to Krispy Kreme as it revitalizes its business, improves performance, and successfully implements its operational plans. Mr. Morgan’s lifelong commitment to youth and education through his involvement with numerous civic and charitable organizations provides him with community involvement and leadership expertise. Mr. Morgan’s civic activities include his roles as Trustee of YMCA of Greater Charlotte, Director of Youth Commission International, past President of the Vanderbilt University Alumni Association, and past member of the Vanderbilt University Board of Trust.

Other Directorships: Director of Coca-Cola Bottling Co. Consolidated, the nation’s second largest Coca-Cola bottler, since 2008.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Nominees
Nominees for Class I Director
With Terms Expiring in 2015
Andrew J. Schindler Winston-Salem, NC Director since 2006 Independent Audit Committee

Mr. Schindler, 67, served as Chairman and Chief Executive Officer of R.J. Reynolds Tobacco Holdings, Inc. from 1999 to 2004, and Executive Chairman of Reynolds American Inc., a company formed in 2004 by the merger of R.J. Reynolds Tobacco Holdings and the U.S. operations of British American Tobacco PLC, from 2004 to 2005. In over 31 years with Reynolds, Mr. Schindler held various senior management positions, including Vice President of Personnel, Executive Vice President of Operations and Chief Operating Officer of R.J. Reynolds Tobacco Company and Director of Manufacturing for Nabisco Foods. Mr. Schindler retired from his executive position at Reynolds American Inc. in January 2005.

Through his experience as the Chairman and Chief Executive Officer of R.J. Reynolds Tobacco Holdings, which included the negotiation of the merger of R.J. Reynolds and British American Tobacco, Mr. Schindler brings to the Krispy Kreme Board strong leadership, risk-management, marketing, operations, strategic-change, and personnel-development skills. Mr. Schindler qualifies as an “audit committee financial expert” under SEC guidelines.

Other Directorships: Director of Hanesbrands Inc., a global consumer goods company, since 2006; Director of ConAgra Inc., a leading packaged food company, since 2007. Mr. Schindler also served on the Board of Directors of Arvin Meritor, Inc., a global automotive supply company, from 2004 to 2008, and Pike Electric Corporation, an energy solutions company, from 2006 to 2007.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Nominees
Nominees for Class I Director
With Terms Expiring in 2015
Togo D. West, Jr. Washington, DC Director since 2000 Independent Compensation Committee Nominating and Corporate Governance Committee

Mr. West, 69, serves as Chairman of the Board of Trustees of Noblis, Inc., a nonprofit science, engineering, and technology company; serves as Chairman of TLI Leadership Group, a firm that provides strategic advice on national security and health policy issues; served as President and Chief Executive Officer of the Joint Center for Political and Economic Studies, a nonprofit research and public policy institution, from 2004 to 2006; served as an attorney with the law firm of Covington & Burling in Washington, D.C., including as of counsel to the firm from 2000 to 2004; served as Secretary of Veterans Affairs and a member of President Clinton’s Cabinet from 1998 to 2000; served as Secretary of the Army from 1993 to 1998; served as Senior Vice President for Government Relations of the Northrop Corporation, an aerospace and defense systems company, from 1990 to 1993; and served as a partner with the law firm of Patterson, Belknap, Webb & Tyler LLP from 1981 to 1990. Mr. West has been General Counsel of the Department of Defense and General Counsel of the Department of the Navy, and has served with the U.S. Department of Justice.

With a career in government service, business, and the law, Mr. West brings to the Krispy Kreme Board strong leadership, risk-management, oversight, and governance skills. As Secretary of the Army, Mr. West had statutory responsibility for all matters relating to the United States Army, including an annual budget of approximately $60 billion and a work force of approximately one million. As Secretary of Veterans Affairs, Mr. West was responsible for the operation of nationwide programs for healthcare, financial assistance, and burial benefits, with an annual budget of $48 billion and approximately 200,000 employees. Mr. West’s leadership, financial, and management experiences are beneficial to Krispy Kreme as it continues to expand as a domestic and international organization, with personnel, suppliers, and franchisees spread worldwide. With almost twelve years of service to the Board, Mr. West brings deep institutional knowledge and perspective regarding Krispy Kreme’s strengths, challenges, and opportunities. In addition, Mr. West has extensive community relations experience as a result of his service with George Washington’s Mount Vernon, Boy Scouts of America, The Atlantic Council, World Affairs Council, and Greater Washington Board of Trade.

Other Directorships: Director of Bristol-Myers Squibb Company, a global biopharmaceutical company, since 2008; Director of FuelCell Energy, Inc., a manufacturer of high-efficiency power plants, since 2008. Mr. West also served on the Board of Directors of AbitibiBowater Inc., a paper products company, from 2002 to 2010.

About the Continuing Directors

     Set forth below is information regarding the continuing directors who are not nominees for election at this Annual Meeting as their current terms do not expire in 2012. Mr. Blixt, Ms. Crump-Caine, and Mr. McCoy are Class II directors, whose terms will expire in 2013, and Mr. Lynn, Mr. Sutton, and Ms. Thomas are Class III directors, whose terms will expire in 2014.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Continuing Directors
Charles A. Blixt Winston-Salem, NC Director since 2007 Independent Nominating and Corporate Governance Committee

Mr. Blixt, 60, served as Krispy Kreme’s General Counsel on an interim basis from September 2006 until April 2007; Executive Vice President and General Counsel of Reynolds American Inc., a company formed in 2004 by the merger of R.J. Reynolds Tobacco Holdings and the U.S. operations of British American Tobacco PLC, from 2004 to 2006; and Executive Vice President and General Counsel for R.J. Reynolds Tobacco Company from 1995 to 2004.

Mr. Blixt’s experience as General Counsel to Krispy Kreme was at a critical period for the Company, and it provided him with a thorough understanding of Krispy Kreme’s business, values, and culture, as well as a deep understanding of the issues and complexities involved in its business units. Mr. Blixt brings to Krispy Kreme many years of experience as the chief legal officer and a member of the executive management team of Reynolds American and R.J. Reynolds. During that time, he was directly involved with and oversaw significant litigation matters, strategic acquisitions, and the merger of R.J. Reynolds and British American Tobacco. As a result, Mr. Blixt brings executive decision making, analytical, strategic change, and risk-assessment skills to Krispy Kreme, as well as unique insights into the Company’s challenges, opportunities and operations. Additionally, Mr. Blixt brings governance and community service skills and experience to the Board of Directors through his experience as a member of the Board of Trustees of Salem Academy and College.

Other Directorships: Director of Targacept, Inc., a clinical-stage biopharmaceutical company, since 2000. Mr. Blixt also served on the Board of Directors of Swedish Match AB, a global tobacco company based in Stockholm, Sweden, from 2007 to 2011.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Continuing Directors
Lynn Crump-Caine Atlanta, GA Director since 2007 Independent Compensation Committee (Chair) Nominating and Corporate Governance Committee

Ms. Crump-Caine, 55, has served as Chief Executive Officer of OutsideIn Consulting, an organizational performance and strategy development consulting firm, since 2004; Executive Vice President of Worldwide Operations of McDonald’s Corporation from 2001 to 2004; and Executive Vice President of U.S. Restaurant Operations and Systems of McDonald’s from 1999 to 2001.

Ms. Crump-Caine brings to Krispy Kreme extensive experience in the quick-service restaurant industry through her long employment and executive tenure at McDonald’s. As Executive Vice President of Worldwide Operations of McDonald’s, Ms. Crump-Caine directed global operations departments responsible for standards and consistency of operations for restaurants around the world. Her tenure at McDonald’s also included experience with, and responsibility for, global supply chain, restaurant training, real estate development, and innovation worldwide. Ms. Crump-Caine’s 30 years of business experience in the restaurant industry, together with specific expertise in operations and franchising, provides the Krispy Kreme Board with valuable perspective regarding other quick-service restaurant operations, internationally and domestically, and the relevant risks, challenges and opportunities facing Krispy Kreme and the industry as a whole.

Other Directorships: Director and immediate past Chair of Advocate Healthcare System, the largest healthcare provider in the State of Illinois with over 200 sites of care, since 2003; Director of G&K Services, a market leader in branded-identity apparel programs and facility services, since 2008.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Continuing Directors
Robert S. McCoy, Jr. Ponte Vedra Beach, FL Director since 2003 Lead Independent Director since 2008 Audit Committee (Chair)

Robert S. McCoy, Jr., 73, retired in 2003 as Vice Chairman of Wachovia Corporation after spending two years co-managing the integration of Wachovia and First Union Corporation subsequent to their 2001 merger. From 1992 to 2001, he served as Vice Chairman and Chief Financial Officer of Wachovia Corporation; and from 1984 to 1992, he served as President and Chief Financial Officer of South Carolina National Corporation, which was acquired by Wachovia in 1992. Prior to that time, he had a 23-year career at Price Waterhouse, including as a partner from 1974 to 1984. Since retiring in 2003, Mr. McCoy has chaired the Audit Committee of two public companies, including Krispy Kreme.

Mr. McCoy brings to Krispy Kreme extensive leadership, risk-management, and financial experience gained in his 42-year business career, which included roles as an accountant and as the chief financial officer of two public bank holding companies. His experience in the financial services industry and roles involving integration, risk-management, finance, accounting matters, and preparation of financial statements serve as the basis for Mr. McCoy’s contributions to Krispy Kreme. Mr. McCoy’s financial and accounting expertise is invaluable in his role on the Board and as Chairman of Krispy Kreme’s Audit Committee. Mr. McCoy qualifies as an “audit committee financial expert” under SEC guidelines.

Other Directorships: Director of MedCath Corporation, a cardiovascular services company, since 2003; Director of Web.com Group, Inc., a provider of website building tools, internet marketing and lead generation solutions, since 2007.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Continuing Directors
C. Stephen Lynn Nashville, TN Director since 2007 Independent Nominating and Corporate Governance Committee

Mr. Lynn, 64, has served since 2009 as Chairman of the Board of Directors of BBAC, LLC, an investment partnership that privately holds Back Yard Burgers, Inc., a quick service restaurant chain. Mr. Lynn was Chief Executive Officer of Back Yard Burgers, Inc. from 2007 to 2010 and has been a Director since 2005. Additionally, Mr. Lynn has served as Chairman of Cummings Incorporated, a fully integrated provider of branding services to national and regional accounts, from 1999 to 2011; Chairman and Chief Executive Officer of Shoney’s, Inc. from 1995 to 1998; and Chairman and Chief Executive Officer of Sonic Corporation from 1983 to 1995. Mr. Lynn began his franchising experience as Director of the Distribution Division at Kentucky Fried Chicken Corporation from 1973 to 1978.

Mr. Lynn brings strong leadership, franchising, strategic-planning, and business-development skills to the Krispy Kreme Board through his vast experience in the quick-service and casual/family-dining restaurant segments of the industry. His executive positions at Sonic, Shoney’s, and Back Yard Burgers provide franchising, business-development, and risk-assessment and management skills that are directly applicable to Krispy Kreme’s business. Mr. Lynn has been recognized as an authority in franchising and was the 1993 Chairman of the International Franchise Association (IFA), a membership organization of franchisors, franchisees, and suppliers. He was inducted into the IFA’s Hall of Fame in 1997. Mr. Lynn’s experience as a leader in the franchising community is valuable to Krispy Kreme’s domestic and international franchising and growth strategies. Mr. Lynn is active in, and brings experience from, many community and civic organizations through his service on the Board of Directors of Tennessee Tech University Foundation, The National Cowboy and Western Heritage Museum, and The Country Music Hall of Fame.

Other Directorships: Back Yard Burgers, Inc. since 2005; Chairman of BBAC, LLC since 2009. Mr. Lynn also served as Chairman of Cummings Incorporated from 1999 to 2011.

Name, Residence, Length of
Tenure as a Director,
Independence, Committee(s)	Information About the Continuing Directors
Michael H. Sutton Williamsburg, VA Director since 2004 Independent Audit Committee

Mr. Sutton, 71, has served as an independent consultant on accounting and auditing regulation issues since 1999. He served as Chief Accountant at the SEC from 1995 to 1998, with responsibility for formulating SEC policy on financial accounting and reporting by public companies. Prior to that position, Mr. Sutton was a senior partner and National Director, Accounting and Auditing Professional Practice, of Deloitte & Touche LLP.

Mr. Sutton’s extensive experience in public accounting, financial reporting, and risk-management, and as Chief Accountant at the SEC, makes him uniquely qualified to contribute greatly to the Company’s financial reporting and disclosure processes and its compliance with legal and regulatory requirements. Mr. Sutton qualifies as an “audit committee financial expert” under SEC guidelines.

Other Directorships: Mr. Sutton served on the Board of Directors of Allegheny Energy, Inc., a previously public utility holding company, from 2004 to 2011 when it merged with, and became a subsidiary of, First Energy Corporation. Mr. Sutton also served on the Board of Directors of American International Group, Inc., an insurance and financial services company, from 2005 to 2009.

Lizanne Thomas Atlanta, GA Director since 2004 Independent Compensation Committee Nominating and Corporate Governance Committee (Chair)

Ms. Thomas, 54, serves as the Partner-in-Charge of the Atlanta office of Jones Day, and has been practicing corporate law since 1982. She heads Jones Day’s global corporate governance team. Ms. Thomas regularly advises clients with respect to public and private mergers and acquisitions, corporate finance, corporate and securities compliance, disclosure and fiduciary issues, and executive compensation.

Ms. Thomas’ background as a legal adviser to public companies for over 29 years provides the Krispy Kreme Board with extensive securities regulation, corporate governance, and risk-management experience. Her experience in advising companies in the food industry and managing the 150-lawyer Atlanta office of Jones Day gives her valuable insights into Krispy Kreme’s challenges, opportunities, and operations. Ms. Thomas has taught corporate governance in lectures and panel presentations for leading business organizations, companies, and universities throughout the world, which experience makes her uniquely qualified to Chair the Board’s Nominating and Corporate Governance Committee. Ms. Thomas also provides governance and community-service skills and experience gained through her service as Trustee of Furman University, where she serves as Chair of the Audit Committee, a member of the Board of Trustees of the Georgia Research Alliance, where she serves as the Chair of the Audit Committee, and a member of the Executive Committee of the Board of Directors of the Metro Atlanta Chamber of Commerce.

Other Directorships: None.

Determination of Independence

     Under our Corporate Governance Guidelines, which are available on our website at http://www.krispykreme.com/corpgovernance.pdf, a substantial majority of our directors must meet the criteria for “independent” directors set forth in the listing standards of the NYSE. In reaching a determination that a director’s or nominee’s relationship with the Company is not material, and such director or nominee is therefore independent, the Board of Directors has determined that such director or nominee, in addition to satisfying other requirements of the NYSE listing standards relating to independent directors set forth in Section 303A.02 of the NYSE Listed Company Manual, has no direct or indirect material relationship with the Company. In order to assist the Board of Directors in making this determination, the Board of Directors has adopted the following standards, as part of the Company’s Corporate Governance Guidelines, which identify relationships that a director may have with the Company that will not be considered material:

  If a director is an executive officer of another company which does business with Krispy Kreme and the annual revenues derived from that business are less than 1% of either company’s total revenues for the last fiscal year.

  If a director is a director, officer or trustee of a charitable organization and Krispy Kreme’s annual charitable contributions to the organization (exclusive of gift-match payments) are less than 1% of the organization’s total annual charitable receipts during the last fiscal year of such organization.

  If a director is a partner of or of counsel to a law firm that performs legal services for Krispy Kreme and payments made by Krispy Kreme to the firm during a fiscal year are not for legal services performed by the director or his immediate family and do not exceed 1% of the firm’s gross revenues for the last fiscal year.

     After duly considering such information, including Krispy Kreme’s store refurbishment contracts with Cummings Resources, LLC, a company in which Mr. Lynn owns an approximate three percent interest, the Board of Directors has determined that each of our current directors and nominees for director, other than Mr. Morgan, has no disqualifying material relationship with Krispy Kreme and is an “independent” director under the listing standards of the NYSE and applicable SEC rules. Except as previously described, no other transactions, relationships, or arrangements were considered by the Board in determining that each of the foregoing directors is independent.

Board and Committee Information

Board of Directors

     The Board of Directors is charged with managing the business and affairs of Krispy Kreme in accordance with North Carolina law. In doing so, directors must exercise their business judgment in good faith in a manner consistent with their duty of loyalty and act in what they reasonably believe to be the best interests of Krispy Kreme.

     During Krispy Kreme’s fiscal year ended January 29, 2012, the Board of Directors held ten meetings. During fiscal 2012, all of our current directors attended at least 75% of all meetings (including committee meetings) applicable to such director.

Board Committees

     The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee to which it has assigned certain responsibilities in connection with the management of Krispy Kreme’s affairs. The Board of Directors designates which directors will serve as the members of these committees. The Board of Directors has adopted written charters for each of these committees setting forth the roles and responsibilities of each committee. Our Audit Committee Charter is available on our website at http://www.krispykreme.com/audit_charter.pdf, our Compensation Committee Charter is available on our website at http://www.krispykreme.com/comp_charter.pdf, and our Nominating and Corporate Governance Committee Charter is available on our website at http://www.krispykreme.com/gov_charter.pdf.

Audit Committee. The purposes for which the Audit Committee was established include assisting the Board of Directors in monitoring the integrity of our financial statements, compliance with legal and regulatory requirements, the manner in which management assesses, monitors, and manages the Company’s risk exposure and the adequacy of the Company’s risk-management activities, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee also monitors the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, and provides an avenue of communication among the Company’s independent registered public accounting firm, management, the internal audit department, and the Board of Directors. As part of its responsibilities, the Audit Committee annually appoints Krispy Kreme’s independent registered public accounting firm, oversees its work, and approves all fees and other compensation paid to it. Chair Robert S. McCoy, Jr., Andrew J. Schindler, and Michael H. Sutton are the current members of the Audit Committee. The Board of Directors has determined that each Audit Committee member is “independent” under the listing standards of the NYSE and the applicable rules of the SEC, and financially literate within the meaning of the listing standards of the NYSE, and that each of Mr. McCoy, Mr. Schindler, and Mr. Sutton is an “audit committee financial expert” under the applicable rules of the SEC. The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held eight meetings during fiscal 2012. See “Report of the Audit Committee for Fiscal Year 2012” below.

Compensation Committee. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers of the Company, determining the compensation of executive officers of the Company, overseeing the management of risks associated therewith, and, in consultation with the other non-management directors of the Board, reviewing and approving goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, and evaluating the Chief Executive Officer in light of those goals and objectives. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee determines awards to all equity-based plan participants, including our executive officers, of stock options, restricted stock (including restricted stock units), and other awards pursuant to any of our stock option or stock-related plans in effect from time to time. In addition, the Compensation Committee administers our annual incentive compensation plans applicable to our executive officers and equity-based plans and makes recommendations to the Board of Directors with respect to actions that are subject to approval of the Board of Directors regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of directors. The Compensation Committee may form and delegate authority to sub-committees when appropriate. The Compensation Committee monitors the risks associated with the Company’s compensation policies and practices, as contemplated by Item 402(s) of Regulation S-K. Chair Lynn Crump-Caine, Lizanne Thomas, and Togo D. West, Jr. are the current members of the Compensation Committee. The Board of Directors has determined that each such member is “independent” under the listing standards of the NYSE, meets the requirements of a “non-employee director” under Rule 16b-3 under the Exchange Act and meets the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee held seven meetings during fiscal 2012. See “Executive Compensation — Compensation Committee Report.”

Nominating and Corporate Governance Committee. The responsibilities of the Nominating and Corporate Governance Committee include identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, recommending to the Board of Directors the director nominees for the next annual meeting of shareholders, recommending to the Board of Directors candidates for filling vacancies or newly created directorships that may occur between annual meetings of shareholders, reviewing the composition and size of the Board of Directors and its committees to ensure proper expertise and diversity, as well as managing the risks associated with director independence and potential conflicts of interest, overseeing the evaluation of the Board of Directors and its committees, and developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to Krispy Kreme. Chair Lizanne Thomas, Charles A. Blixt, Lynn Crump-Caine, C. Stephen Lynn, and Togo D. West, Jr. are the current members of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each such member is “independent” under the listing standards of the NYSE. The Nominating and Corporate Governance Committee held five meetings during fiscal 2012.

Chairman of the Board, Chief Executive Officer, and Lead Independent Director

     The Board of Directors is led by the Chairman. Krispy Kreme’s bylaws provide that the Chairman will be appointed by the Board to preside at all meetings of the Board of Directors and shareholders and perform such other duties and have such other powers as the Board of Directors may prescribe. Krispy Kreme’s bylaws and Corporate Governance Guidelines each provide that the Chairman may also hold the position of Chief Executive Officer. The Board selects its Chairman and the Company’s Chief Executive Officer in the manner it considers to be in the best interest of the Company. In accordance with Krispy Kreme’s Corporate Governance Guidelines, the Board considers from time to time whether it is in the best interest of the Company to have the same person occupy the offices of Chairman and Chief Executive Officer, using its business judgment after considering relevant circumstances. Krispy Kreme’s Corporate Governance Guidelines provide that, in compliance with the applicable rules of the NYSE, the Company will appoint a Lead Independent Director, who will preside over each session of the non-management directors. The Lead Independent Director also assists the Chairman and the remainder of the Board in assuring effective governance in overseeing the direction and management of Krispy Kreme. The Board believes that the Lead Independent Director serves an important corporate governance function by providing separate leadership for the non-management directors.

     James H. Morgan, Chief Executive Officer of Krispy Kreme, has served as Chairman of the Board since 2005, and Robert S. McCoy, Jr. has served as Lead Independent Director since 2008. The Board believes that having a unified Chairman and Chief Executive Officer is appropriate and in the best interests of Krispy Kreme and its shareholders at this time. Specifically, combining the Chairman and Chief Executive Officer roles provides the following advantages to Krispy Kreme: (1) the Chief Executive Officer is the director most familiar with Krispy Kreme’s business operations and is therefore in the best position to lead discussions on matters of importance to the Company; (2) combining the Chairman and Chief Executive Officer roles promotes communications between management and the Board; and (3) the combined roles of Chairman and Chief Executive Officer increase the effectiveness and efficiency of the Board without undermining its independence and ability to be effective with respect to its risk-management and oversight responsibilities, both of which are supported by the role of the Lead Independent Director.

Non-Management Directors

     Pursuant to Krispy Kreme’s Corporate Governance Guidelines, our non-management directors meet in executive sessions at each regularly scheduled meeting of the Board of Directors without any members of management being present. Robert S. McCoy, Jr., Lead Independent Director, presides at these meetings of our non-management directors.

Director Attendance at Annual Meeting of Shareholders

     Krispy Kreme’s Corporate Governance Guidelines provide that directors are expected to attend the Annual Meetings of Shareholders. All of our directors attended our 2011 Annual Meeting of Shareholders held on June 14, 2011.

Communications with Directors

     Shareholders and other interested parties may contact any of the Company’s directors, a committee of the Board of Directors, or the Company’s non-management directors or the Board of Directors generally, by writing to them in care of Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. Correspondence will be forwarded as directed by the writer. The Company may first review, sort, and summarize such communications. Solicitations, junk mail, and frivolous or inappropriate communications will not be forwarded.

     All concerns related to accounting, internal accounting controls, or audit matters should be directed in writing to the Chair of the Audit Committee in care of Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. These concerns will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

Risk Management

     The Board is responsible for overseeing and evaluating the effectiveness of management’s risk-management activities and, where appropriate, actively participates in the Company’s risk-management processes. These activities include identifying, assessing, and mitigating internal and external risks, and ensuring compliance with laws and regulations to which the Company is subject. The members of the Board bring to Krispy Kreme significant risk-assessment and risk-management experience, and the Board takes an active role in fulfilling its responsibilities. In addition to exercising its oversight role, the Board actively evaluates risks to the business as part of its deliberation on matters brought to its attention or which otherwise become a subject of the Board’s attention. The Board regularly reviews information regarding the Company’s sources of credit and liquidity, its operations, business plans and reputation, and considers risks associated with these matters, including risks to the successful execution of the Company’s strategic plans.

     In addition to the broad risk-oversight functions performed by the Board as a whole, the Board has tasked certain of its committees with responsibility for evaluating risks associated with specific elements of the Company’s business, operations or governance, or with evaluating management’s assessments of these risks. The Audit Committee oversees the manner in which management assesses, monitors and manages the Company’s risk exposure and the adequacy of the Company’s risk-management activities. The Audit Committee’s process for performing its oversight role includes review and assessment of a formal risk-management plan. That plan focuses on the identification of the significant risks to which the Company is exposed, the appropriateness of mitigation efforts intended to mitigate those risks, the performance and efficacy of those mitigation efforts, and management’s evaluation of residual risk levels after considering the effectiveness of risk-mitigation activities. The Audit Committee receives reports from management on risks facing the Company at its regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s compensation policies and practices and for overseeing the evaluation of the Company’s management. The Compensation Committee accomplishes this duty by reviewing and evaluating a comprehensive assessment of the risks associated with each of the compensation plans used by the Company, including not only those plans applicable to executive officers, but also plans applicable to other employees. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest, and oversees the annual self evaluation of the Board and its committees. Each committee regularly reports to the full Board, among other things, important risk-management matters considered by that committee. The Board considers the totality of the Company’s risk-management activities and its risk-oversight role in evaluating the appropriateness of the combined role of Chairman and Chief Executive Officer and in selecting the Lead Independent Director.

Director Nominations

Nominations Process

     The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors nominees for election as directors by our shareholders, as well as candidates to fill any vacancies on the Board of Directors that may occur. The Nominating and Corporate Governance Committee is also responsible for considering any nominees for director properly submitted by shareholders in accordance with the procedures set forth in Krispy Kreme’s bylaws.

Identifying and Evaluating Nominees for Directors

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current directors, shareholders, director search firms, or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. As described below, the Nominating and Corporate Governance Committee considers properly submitted shareholder nominations of candidates for the Board of Directors. See “Shareholder Nominations” below. The Nominating and Corporate Governance Committee maintains an extensive due diligence process to review potential director candidates and their individual qualifications, and all such candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating and Corporate Governance Committee using the board membership criteria described below. The Nominating and Corporate Governance Committee is responsible for interviewing prospective candidates, keeping the Board informed during the selection process, and approving and recommending final candidates to the Board.

Director Qualifications

     Our Corporate Governance Guidelines establish certain qualifications to be considered by the Nominating and Corporate Governance Committee in selecting nominees for director. Our full Board of Directors approves nominees for director. Under our Corporate Governance Guidelines, consideration is given to each individual director’s personal qualities and abilities, the collective skills and aptitudes of all of the directors, taking into account the responsibilities of the Board of Directors, and qualifications imposed by law and regulation. In addition, directors should be persons who have achieved prominence in their respective fields and who have experience at a strategy/policy setting level or who have high-level managerial experience in a relatively complex organization or who are accustomed to dealing with complex problems. Directors should possess integrity, independence, energy, forthrightness, analytical skills, and commitment to devote the necessary time and attention to the Company’s affairs. In accordance with our Corporate Governance Guidelines, directors cannot serve on more than three other boards of directors of public companies, nor more than two other audit committees of boards of directors of public companies. The Nominating and Corporate Governance Committee works with the Board of Directors to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds and experience. In evaluating the suitability of individual Directors, the Nominating and Corporate Governance Committee believes the Board should reflect a variety of opinions, perspectives, personal and professional experiences, and backgrounds, such as geographic, age, gender, race, and ethnicity differences, as well as other differentiating characteristics. In addition, each Director should contribute positively to the existing chemistry and collaborative culture among Board members. Each member of the Board should contribute to the overall Board composition, with the goal of creating a Board that can work collaboratively to guide the success of the Company and represent shareholder interests through the exercise of sound judgment using its diversity of experience. Directors should be willing to challenge and stimulate management and must be able to work as part of a team in an environment of trust. Directors shall be committed to representing the interests of all shareholders and not to advancing the interests of special interest groups or constituencies of shareholders. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing the qualifications of directors and may, from time to time, establish additional qualifications for directors as it deems appropriate.

Shareholder Nominations

     Our Nominating and Corporate Governance Committee will consider director candidates properly nominated by a Krispy Kreme shareholder entitled to vote at the next election in accordance with the procedures set forth in Krispy Kreme’s bylaws. These procedures generally require that shareholders deliver nominations by written notice to the Secretary at our principal executive office setting forth certain prescribed information about the nominee and the nominating shareholder. These procedures also generally require that the nomination notice be submitted not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting of shareholders for the preceding year. You may contact Krispy Kreme’s Secretary at our principal executive office for a copy of the relevant provisions of our bylaws regarding the requirements for shareholder nomination of director candidates. In evaluating such shareholder nominations, the Nominating and Corporate Governance Committee will take into consideration the director qualifications set forth in “Director Qualifications” above. Krispy Kreme’s bylaws provide that only persons who are nominated in accordance with the procedures set forth in our bylaws are eligible for election as directors at an annual meeting of shareholders.

Director Compensation

     The table below summarizes the aggregate amounts of compensation received by our non-management directors during the fiscal year ended January 29, 2012. The Compensation Committee generally makes annual grants to each non-management director of restricted stock units having an aggregate value of approximately $120,000. The Compensation Committee approved annual equity grants for fiscal 2012 service on February 9, 2011 and approved annual equity grants for fiscal 2013 service on January 25, 2012. As a result of this timing relative to the Company’s fiscal year end, both of the annual director equity grants of $120,000 were made during fiscal 2012, for service in fiscal years 2012 and 2013, respectively, and both of these grants are reflected in the table below for fiscal 2012.

					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name (1)	($)	($) (2) (3)	($) (4)	($)	Earnings	($) (5)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
		($120,000 each
		for FY 2012 &
		for FY 2013)
Charles A. Blixt	60,000	240,000	—	—	—	1,200	301,200
Lynn Crump-Caine	67,500	240,000	—	—	—	1,200	308,700
C. Stephen Lynn	60,000	240,000	—	—	—	1,200	301,200
Robert S. McCoy, Jr.	95,000	240,000	—	—	—	1,200	336,200
Andrew J. Schindler	60,000	240,000	—	—	—	1,200	301,200
Michael H. Sutton	60,000	240,000	—	—	—	1,200	301,200
Lizanne Thomas	67,500	240,000	—	—	—	1,200	308,700
Togo D. West, Jr.	60,000	240,000	—	—	—	1,200	301,200
____________________

(1)	This table does not include director compensation for Mr. Morgan, the Company’s Chief Executive Officer, who receives no compensation for his service as a director and Chairman of the Board of Directors. The compensation received by Mr. Morgan as an employee of Krispy Kreme is shown below; see “Executive Compensation— Summary Compensation Table.”

(2)	THESE AWARDS REPRESENT TWO SEPARATE ANNUAL GRANTS, ONE FOR FISCAL 2012 SERVICE AND ONE FOR FISCAL 2013 SERVICE, DUE TO THE TIMING OF THE GRANTS IN RELATION TO THE CLOSE OF OUR FISCAL YEAR. BOTH GRANTS ARE REPORTED HERE IN AGGREGATE. SEE SUPPLEMENTAL TABLE BELOW.

(3)	On February 9, 2011, the Compensation Committee made grants of 16,736 restricted stock units, having an aggregate grant date fair value of approximately $120,000, to each non-management director in consideration of his or her service for fiscal 2012. On January 25, 2012, the Compensation Committee made grants of 17,070 restricted stock units, having an aggregate grant date fair value of approximately $120,000, to each non-management director in consideration of his or her service for fiscal 2013. As of January 29, 2012, the non-management directors held the following number of restricted stock units: Mr. Blixt – 182,510, Ms. Crump-Caine – 182,510, Mr. Lynn – 182,510 Mr. McCoy – 194,217, Mr. Schindler – 194,217, Mr. Sutton – 194,217, Ms. Thomas – 194,217, and Mr. West – 136,382.

(4)	As of January 29, 2012, the non-management directors held the following number of stock options: Mr. McCoy – 15,542, and Mr. West – 23,000.

(5)	Represents fees paid at the rate of $300 per quarter for miscellaneous expenses. We also reimburse each director for travel and other expenses incurred to attend meetings of the Board of Directors and its committees, continuing education courses applicable to his or her role as a member of our Board of Directors and its committees, and such other meetings as requested by the Company; such reimbursements are not included in the amounts set forth herein.

     As disclosed in last year’s proxy statement, the grants for fiscal 2012 were made after the end of fiscal 2011 and, as a result, last year’s director compensation table reported no stock award compensation. The grants for fiscal 2013 service were made prior to the end of fiscal 2012. The information in column (c) of the Director Compensation Table should not be interpreted to mean that non-management directors were granted equity valued at $240,000 for any single year of service. Rather, the non-management directors received equity valued at $120,000 for their service in each of two fiscal years, fiscal 2012 and fiscal 2013.

     The supplemental table below illustrates the stock award compensation for each non-management director disaggregated to reflect the relationship of the award to the year of service.

	Stock Award for FY 2012	Stock Award for FY 2013	Two-Year Total Shown
	Service (February 9, 2011)	Service (January 25, 2012)	in Column (c) of Table
	($)	($)	Above ($)
Each Non-Management Director	120,000	120,000	240,000

Narrative to Director Compensation Table

     Set forth below is a description of the compensation arrangements for our non-management directors.

Fiscal 2012 Compensation

     Mr. Robert S. McCoy, Jr., Lead Independent Director, received an annual fee of $85,000. Each other non-management director received an annual fee of $60,000. The Chair of the Audit Committee (Mr. McCoy) received additional annual compensation of $10,000. The Chair of the Nominating and Corporate Governance Committee (Ms. Thomas) and the Chair of the Compensation Committee (Ms. Crump-Caine) each received additional annual compensation of $7,500. In addition to these fees, each director received fees of $300 per quarter for miscellaneous expenses. We also reimburse each director for travel and other expenses incurred to attend meetings of the Board of Directors and its committees and such other meetings as requested by the Company, and continuing education courses applicable to his or her role as a member of our Board of Directors and its committees.

     On February 9, 2011, the Compensation Committee made grants of 16,736 restricted stock units (valued at approximately $120,000 on date of grant) under our 2000 Stock Incentive Plan, as amended (“2000 Plan”), to each of our non-management directors in consideration of his or her service for fiscal 2012. These units vested in four nearly equal quarterly installments on May 9, August 9 and November 9, 2011 and on February 9, 2012. Each non-management director elected to defer receipt of the shares underlying these restricted stock units, with the exception of Mr. West. The deferred shares will be distributed in a single lump sum following the termination of his or her service on the Board of Directors. On an ongoing basis, the Compensation Committee intends to make annual grants to each non-management director of restricted stock units having an aggregate value of approximately $120,000 (based on the fair market value of the Company’s common stock on the date of grant). In addition to the February 9, 2011 grant discussed above, the Compensation Committee approved annual equity grants for fiscal 2013 service to each of our non-management directors on January 25, 2012 (see “Fiscal 2013 Compensation” below). As a result, two annual equity grants were made to our directors during fiscal 2012, and both of these grants are reflected in the Director Compensation Table.

     The Company has entered into indemnification agreements with each current director providing (1) advancement by the Company prior to the final disposition of any indemnifiable claim of any and all expenses relating to any indemnifiable claim paid or incurred by the director or which the director determines are reasonably likely to be paid or incurred by the director; (2) reimbursement of any and all expenses paid or incurred by the director or which the director determines are reasonably likely to be paid or incurred by the director in connection with any claim made by the director for (a) indemnification or reimbursement or advance payment of expenses by the Company, and/or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless in each case of whether the director ultimately is determined to be entitled to such indemnification, reimbursement, advancement or insurance recovery, as the case may be; and (3) liability insurance for the duration of the director’s service as a director of the Company.

Fiscal 2013 Compensation

     The Compensation Committee reviewed the compensation arrangements for our non-management directors and made no changes to the compensation package for fiscal 2013. On January 25, 2012, the Compensation Committee made equity grants of 17,070 restricted stock units (valued at approximately $120,000 on date of grant) under our 2000 Plan, as amended, to each of our non-management directors in consideration of his or her service for fiscal 2013. These units will vest in four nearly equal quarterly installments on April 25, July 25 and October 25, 2012 and on January 25, 2013, or earlier upon the director’s death or disability, or the director’s failure to be nominated or elected to serve on the Board of Directors within two years of a change in control of the Company. All non-management directors elected to defer receipt of the shares underlying these restricted stock units, with the exception of Mr. West. The deferred shares will be distributed in a single lump sum following the termination of his or her service on the Board of Directors, provided that any units that have not vested prior to his or her termination of service will be forfeited.

Stock Ownership Guidelines – Directors

     As with our officers, we believe that our directors should be encouraged to own our common stock to further align their interests with those of our shareholders. In order to ensure that the directors maintain this alignment, the Board of Directors in December 2007 adopted stock ownership guidelines to which all directors are expected to adhere. In March 2011, the stock ownership guidelines were amended to increase the stock ownership levels expected of Krispy Kreme’s directors; under the revised guidelines, each director is expected to own stock valued at 500% of his or her annual cash retainer (previously 300%).

     To ease the financial burden of achieving these levels of stock ownership while ensuring that they will be met over time, it is expected that directors will utilize the grants under our 2000 Plan (or a successor plan) to reach the level of stock ownership required by the guidelines. In this regard, until the levels of ownership outlined above are achieved, directors are expected to retain 50% of the net shares received as a result of the exercise of stock options or the vesting of restricted stock units received under the Company’s 2000 Plan (or a successor plan).

Equity Retention Policy – Directors

     In addition to the Company’s stock ownership guidelines, the Board of Directors has adopted a formal equity retention policy that generally requires each director to retain not less than 75% of all shares, net of taxes and transaction costs, acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement. The retention period remains in effect until the termination of the director’s service to Krispy Kreme. The policy also prohibits directors from entering into puts, calls or other derivative positions with respect to shares of Krispy Kreme’s common stock.

Codes of Ethics

     Krispy Kreme has adopted codes of business conduct and ethics applicable to its directors, officers, and other employees, which are available on our website. Our Code of Business Conduct and Ethics is available at http://www.krispykreme.com/code_of _ethics.pdf and our Code of Ethics for Chief Executive and Senior Financial Officers is available at http://www.krispykreme.com/officers_ethics.pdf. Any amendment (other than any technical, administrative, or other non-substantive amendment) to or waiver of a provision of these codes of ethics that applies to any Krispy Kreme director or executive officer will also be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Chair Lynn Crump-Caine, Lizanne Thomas, and Togo D. West, Jr. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries. None of our current executive officers serves as a director of another entity that has an executive officer who serves on our Board.

Executive Officers

     Set forth below is information regarding the executive officers who are not serving or nominated as directors:

Name	Information About the Executive Officers
Cynthia A. Bay

Ms. Bay, 54, has served as Senior Vice President of U.S. Franchises and Company Stores since August 2011. Ms. Bay joined Krispy Kreme in July 2008 as Senior Vice President of Company Store Operations. From 2006 to 2008, Ms. Bay was an independent consultant focused on operations, training, and development. Formerly, she held various management positions within McDonald’s Corporation from 1981 to 2006, where she gained extensive leadership experience in multi-unit operations, training, and franchising. Most recently, Ms. Bay was Vice President of Operations, Training, and Franchising at McDonald’s Corporation from 2003 to 2006.

G. Dwayne Chambers

Mr. Chambers, 46, has served as Senior Vice President and Chief Marketing Officer since September 2010. Prior to joining Krispy Kreme, Mr. Chambers was Senior Vice President of Marketing and Brand Development at Ludy’s Fuddruckers Restaurants, Inc. from 2009 to 2010. Prior to that, Mr. Chambers was Chief Marketing Officer at Noodles & Company from 2006 to 2009, Vice President of Marketing at Red Robin Gourmet Burgers, Inc. from 2003 to 2006, and Vice President of Marketing at Sonic Corporation from 1999 to 2003. Mr. Chambers’ experience also includes 11 years of advertising agency work at Moroch and Associates where he served as Vice President and directed the McDonald’s account for over 2,000 locations.

Kenneth J. Hudson

Mr. Hudson, 61, has served as Senior Vice President – Human Resources and Organizational Development since February 2005. He joined Krispy Kreme in October 2003 as Vice President of Human Resources. From January 2000 to August 2003, Mr. Hudson was Vice President of Human Resources at Lexington Home Brands. Prior to joining Lexington Home Brands, he had general management experience in operations and human resources in various public and privately-held companies, including Delta Airlines, Thomas Built Busses, Blessings Corporation, and General Electric Company. Through these different company assignments, Mr. Hudson developed expertise in new business startups in Europe and the United States, and domestic and international mergers and acquisitions.

Darryl R. Marsch

Mr. Marsch, 46, has served as Senior Vice President, General Counsel and Secretary since February 2012 and as Senior Vice President and General Counsel since September 2008. Mr. Marsch joined Krispy Kreme in May 2007 as Vice President and Associate General Counsel. Prior to that, Mr. Marsch was Senior Counsel for R.J. Reynolds Tobacco Company from November 1998 to May 2007. From September 1991 to October 1998, Mr. Marsch was an associate at the law firm of Jones Day in Washington, D.C.

Name	Information About the Executive Officers
Douglas R. Muir

Mr. Muir, 58, has served as Executive Vice President and Chief Financial Officer since June 2007. He joined Krispy Kreme as Chief Accounting Officer in June 2005. Mr. Muir had been a consultant to the Company since December 2004. From 1993 to 2004, he held various senior financial management positions with Oakwood Homes Corporation, including Executive Vice President and Chief Financial Officer. On November 15, 2002, Oakwood Homes Corporation filed for protection under Chapter 11 of Title 11 of the Code. Prior to joining Oakwood Homes, Mr. Muir had a 17-year career at Price Waterhouse, including as an audit partner from 1988 to 1993. Mr. Muir is a certified public accountant.

M. Bradley Wall

Mr. Wall, 40, is Senior Vice President – Supply Chain and Off-Premises Operations, a role which he has served since April 2008. He served as Senior Vice President of Supply Chain from February 2007 to April 2008. Prior to that, Mr. Wall served as our Vice President of Manufacturing Operations from July 2005 to February 2007, Vice President of Beverage Operations from February 2004 to July 2005 and Vice President of Business Development from February 2003 to February 2004. Prior to that, he held various management positions in our Business Development Department and Financial Planning and Analysis Department. Mr. Wall joined Krispy Kreme in July 1995 as a systems analyst.

Jeffrey B. Welch

Mr. Welch, 58, is Senior Vice President and President — International, a role which he has served since August 2008. He served as Senior Vice President and General Manager of Global Franchise Operations and Development from August 2007 to August 2008. He joined the Company as Senior Vice President of Development in April 2004. Prior to that, he was Vice President of International Real Estate with The Home Depot, Inc. from September 1999 to April 2004. From 1991 to 1999, Mr. Welch held various positions with Yum! Brands, Inc., the last being Vice President of Franchising and Business Development for Europe, Africa, and the Middle East.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN OUR 2012 PROXY STATEMENT
(Item Number 2 on the Proxy Card)

     The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, required us to hold the following votes at our 2011 annual shareholders’ meeting: (a) an advisory vote to approve the compensation of our Named Executive Officers, as disclosed in our proxy statement for such meeting in accordance with the rules of the SEC (the “Say on Pay Vote”), and (b) an advisory vote on the frequency of the Say on Pay Vote in the future (the “Frequency Vote”). In light of the vote of the shareholders at our 2011 annual shareholders’ meeting with respect to the Frequency Vote (and consistent with the Board’s recommendation), we determined to include the Say on Pay Vote in our proxy materials for each annual meeting of shareholders until the next Frequency Vote, which will occur no later than our 2017 annual meeting of shareholders.

     Krispy Kreme compensates its executive officers using a pay-for-performance philosophy by rewarding its executive officers for achievements that support the mission and strategic objectives of the Company. The Board of Directors believes the compensation program focuses on measurable, performance-based criteria that drive sustainable growth, integrate actionable strategic and operational goals that are within the control of management, and align the interests of our executive officers with the interests of our shareholders. This approach has allowed Krispy Kreme to attract and retain well-qualified employees over the years.

     Shareholders are encouraged to review the section below under “Executive Compensation – Compensation Discussion and Analysis” for more information on Krispy Kreme’s compensation program for its executive officers. Highlights of our executive officer compensation program and policies are as follows:

  We closely monitor the executive compensation levels of companies of generally similar revenue size that operate in the food service and manufacturing businesses, with the objective of providing total compensation opportunities to our executive officers that are near the median of our peer group.

  To motivate our executive officers and to align their interests with those of our shareholders, we provide annual incentives designed to reward our executive officers for the attainment of short-term goals, and long-term incentives designed to reward them for increases in shareholder value over time.

  We provide executive officers with long-term incentives in the form of stock options. Stock options only have value if Krispy Kreme’s stock price increases relative to the stock price on the date of the award; therefore, these equity-based awards link compensation with the long-term price performance of our stock and the interests of Krispy Kreme’s shareholders. In addition, stock options are generally subject to vesting contingent on continued service, which promotes the retention of highly valued executive officers, including the Named Executive Officers.

  We amended and restated our 2000 Plan in January 2011 in order to (a) provide that stock options, stock appreciation rights and restricted stock granted to employees under the 2000 Plan will generally be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued service; (b) provide that underwater stock options and stock appreciation rights may not be repriced or exchanged for cash or other options or stock appreciation rights or other equity awards without shareholder approval; and (c) provide that dividends on performance unit awards may only be paid if and to the extent the award is earned. In proposal 3, we are requesting shareholder approval of the 2012 Plan, which is intended to replace the 2000 Plan. The 2012 Plan contains similar provisions to those discussed above.

  In addition, in January and March 2011, we adopted a form of incentive stock option agreement and amended the forms of our nonqualified stock option agreement and restricted stock unit agreement, respectively, to provide that stock options and restricted stock will not vest upon a change in control unless a qualifying termination (termination by the executive for good reason or by the Company without cause) occurs within two years following a change in control. The form of nonqualified stock option agreement and form of restricted stock unit agreement previously provided for vesting solely following a change in control.

  We have adopted stock ownership guidelines that also closely align executives’ interests with those of shareholders. In March 2011, we amended these guidelines to increase the stock ownership levels expected of Krispy Kreme’s executive officers. Under the revised guidelines, our Chief Executive Officer is expected to own stock valued at 600% of his annual base salary (previously 300%), executive officers with the title of Senior Vice President and above are expected to own stock valued at 200% of their respective base salaries (previously 100%), and officers with the title of Vice President are expected to own stock valued at 100% of their respective base salaries (previously 50%).

  We maintain a compensation recovery policy, which calls for Krispy Kreme to require reimbursement of all or a portion of any bonus, incentive payment, equity-based award or other compensation or profits received by any executive officer and certain other senior officers following any “detrimental conduct” by such person.

  We maintain an equity retention policy that generally requires each executive officer, including the Named Executive Officers, to retain until the earlier of termination of employment or retirement eligibility not less than 50% of all shares acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement.

  In March 2011, we amended all of our then serving executive officers’ employment agreements. The amended agreements only provide certain benefits in the event a qualifying termination (termination by the executive for good reason or by the Company without cause) occurs within two years following a change in control, also known as a “double-trigger” requirement. The amended agreements also eliminate the potential payment of tax gross-ups on any severance payments that would be made in connection with a change in control and establish a fixed term for our Chief Executive Officer’s agreement.

     We are requesting shareholder approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This Say on Pay Vote gives our shareholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. At the 2011 annual shareholder meeting, 97.8% of shares voting voted in support of the compensation for our Named Executive Officers, as described in our 2011 proxy statement.

     This is an advisory vote and is non-binding on the Board of Directors and the Compensation Committee. Although non-binding, Krispy Kreme values the opinions of its shareholders, and the Board of Directors and the Compensation Committee will consider the results of this vote when making future decisions regarding executive compensation.

     For the reasons stated above, we recommend a vote “for” the following advisory resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to Krispy Kreme’s Named Executive Officers, as disclosed in the Proxy Statement for our 2012 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, executive officer compensation tables and related narrative discussion, is hereby APPROVED.”

     The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

     Krispy Kreme is a leading branded specialty retailer and wholesaler of premium quality sweet treats and complementary products, including its signature Original Glazed® doughnut. The Company has offered the highest quality doughnuts and great tasting coffee since it was founded in 1937. Today, Krispy Kreme shops can be found in more than 690 locations around the world.

     Despite a difficult economic environment, we significantly improved our operating performance during the last completed fiscal year. As described in “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our 2012 Form 10-K, our fiscal 2012 financial results were strong relative to our fiscal 2011 results. The following table highlights the year-over-year comparison of some of the key financial metrics that we use in evaluating the Company’s performance for the purpose of making compensation decisions.

Performance Measures	Fiscal Year 2012	Fiscal Year 2011	% Change
Consolidated EBITDA(1)	$55.7 million	$39.0 million	42.8%
Revenue(1)	$403.2 million	$359.0 million	12.3%
____________________

(1)	As defined below under “Elements of Executive Compensation – Annual Incentives.”

     Our financial performance along with the individual performance of our executive officers served as key factors in determining compensation for fiscal 2012, including as follows:

  In light of the Company’s operating results and the positioning of Krispy Kreme’s salaries for the Named Executive Officers as compared to similarly situated executives in the Company’s peer group of companies, the Compensation Committee determined certain base salaries of Named Executive Officers should be nominally increased for fiscal 2012. The Company’s operating results and performance are improving at rates that outpace increases in compensation to our Named Executive Officers.

  Consolidated EBITDA and Revenue were the key metrics for our Named Executive Officers’ annual cash incentive awards for fiscal 2012. These metrics provide for a balanced approach to measuring annual performance and tie our Named Executive Officers’ compensation directly to the Company’s cash flow and long-term profitability. The Company’s EBITDA and Revenue performance exceeded the maximum performance levels established by our Compensation Committee for fiscal 2012 and, accordingly, bonuses were paid to our Named Executive Officers as more fully described under “Elements of Executive Compensation – Annual Incentives.”

  Long-term incentive compensation in the form of stock options continues to make up a substantial portion of the compensation for each of our Named Executive Officers. Stock options only have value if Krispy Kreme’s stock price increases relative to the stock price on the date of the award; therefore, these equity-based awards link compensation with the long-term price performance of our stock and the interests of Krispy Kreme’s shareholders. In addition, stock options are generally subject to vesting contingent on continued service, which promotes the retention of highly valued executive officers.

     Krispy Kreme’s executive compensation program in fiscal 2012 was based upon the Company’s compensation governance framework and our overall pay-for-performance philosophy, which are demonstrated by:

  Our compensation recovery policy, which calls for Krispy Kreme to require reimbursement of all or a portion of any bonus, incentive payment, equity-based award or other compensation or profits received by any executive officer and certain other senior officers following certain “detrimental conduct” by such person.

  Our equity retention policy that generally requires each executive officer, including the Named Executive Officers, to retain until the earlier of termination of employment or retirement eligibility not less than 50% of all shares (25% in the case of executive officers who are eligible to retire), net of taxes and transaction costs, acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement.

  Our stock ownership guidelines to which all officers, including our Named Executive Officers, are expected to adhere, which require that our officers own specified amounts of Krispy Kreme stock.

  Our securities trading policy and equity retention policy that prohibit our directors, Named Executive Officers, and other executive officers from entering into puts, calls or other derivative positions with respect to Krispy Kreme stock.

  The Compensation Committee’s consideration of internal pay equity-analyses when making compensation determinations with regard to the Named Executive Officers.

  The Compensation Committee’s consideration of compensation that is potentially available to our Named Executive Officers under our compensation programs, as well as the amount of total compensation that our Named Executive Officers have previously accumulated under our programs.

  Our strong risk-management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation policies and practices and risk.

     The Compensation Committee additionally monitors the results of the annual advisory “say-on-pay” proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities, although no such factor is assigned a quantitative weighting. At the 2011 annual shareholder meeting, 97.8% of shares voting voted in support of the compensation for our Named Executive Officers, as described in our 2011 proxy statement. In fiscal 2012, the Compensation Committee considered these results and did not implement changes to our executive compensation program.

     We encourage you to read this Compensation Discussion and Analysis for a detailed discussion and analysis of our executive compensation program. In the following discussion, we have provided information about the fiscal 2012 compensation of the Named Executive Officers and recent changes made to our executive employment agreements, such as the elimination of excise tax gross-ups in all executive employment agreements and the amendment of the Chief Executive Officer’s employment agreement to provide for a fixed term for the agreement and to require that any severance benefits following a change in control of the Company be subject to a “double trigger” requirement.

Compensation Philosophy

     Our compensation policy emanates from our philosophy that compensation should reward employees, including our Named Executive Officers, for achievements which support the mission and strategic objectives of Krispy Kreme. This, in turn, will allow us to attract and retain well-qualified employees, including our Named Executive Officers.

     Our compensation program for executive officers, which includes our Named Executive Officers, is designed around three primary components. The Company considers pay holistically, and there is no specific pre-established weighting given to any particular component. Our objective is to link executive compensation to our long-term economic performance and to align the interests of our executive officers with the interests of our shareholders. Total direct compensation is comprised of a blend of the three primary components of compensation in an effort to achieve these policies and objectives. In practice, we have targeted total direct compensation for each of our Named Executive Officers to be at or around the median total compensation for similar executive officers of the peer group of companies described below under “Determining Executive Compensation — Peer Group Review.” As part of the overall compensation package, we also provide our Named Executive Officers with employee benefits consistent with those offered to all employees.

Compensation Element	What the Element Rewards	Purpose and Key Features
Base Salary	Individual performance, level of experience, expected future performance and contributions to Krispy Kreme.

Provides competitive level of fixed compensation determined by the market value of the position, with actual salaries determined based on the facts and circumstances of each executive officer and each individual position.

Annual Cash Incentive	Achievement of specified financial and operational performance targets (Consolidated EBITDA and Revenue in fiscal 2012).

Based on the annual performance of Krispy Kreme; provides variable pay opportunity for short-term performance.

Performance levels (threshold, target, maximum) are established to incentivize our executive officers to achieve or exceed annual financial and/or operational goals.

Long-Term Equity Incentive Awards

Achievement of results that positively affect the performance of Krispy Kreme’s stock; stock options only have value if Krispy Kreme’s stock price increases relative to the stock price on the date of the award.

Vesting requirements promote retention of highly valued executive officers, including the Named Executive Officers.

Provides at-risk variable pay opportunity for long-term performance; focuses executive officers on the creation of long-term shareholder value.

Equity incentive awards are generally subject to vesting contingent on continued service. Shares subject to awards also are subject to stock ownership and equity retention guidelines after vesting or exercise.

Individual equity incentive awards are intended to tie the interests of executive officers, including Named Executive Officers, directly to the interests of our shareholders.

Determining Executive Compensation

Peer Group Review

     Among the factors that the Compensation Committee considers in determining executive compensation are the compensation policies and practices of companies with which we compete for talent. In fiscal 2010, the Compensation Committee’s compensation consultant, Frederic W. Cook & Co. (“Frederic Cook”), assisted the Compensation Committee in reviewing and reconstituting its peer group of companies in order to more closely reflect the revenue size of Krispy Kreme and the food service and manufacturing aspects of Krispy Kreme’s business model. The Company’s peer group is a group of publicly traded U.S.-based companies of generally similar revenue size that operate in the food service and manufacturing businesses, with similar metrics, markets, and challenges as those of the Company (the “Peer Group”). Frederic Cook periodically analyzes the total compensation opportunities being offered by these companies, the compensation vehicles being used by them to deliver compensation and their administrative policies and practices. In addition, Frederic Cook quantifies the aggregate share usage of these companies in connection with their long-term equity grant programs and looks at this information both on a share dilution basis as well as a value basis.

     The Peer Group review conducted in fiscal 2010 resulted in the designation by the Compensation Committee of the following 23 companies as the Peer Group:

	Revenue ($M)
	(Most Recently Completed
Company	Fiscal Year at Time of Review)	Industry
AFC Enterprises, Inc.	$167	Restaurants
American Italian Pasta Company	$569	Packaged Foods & Meats
B&G Foods, Inc.	$487	Packaged Foods & Meats
Benihana Inc.	$306	Restaurants
BJ’s Restaurants, Inc.	$374	Restaurants
Buffalo Wild Wings, Inc.	$422	Restaurants
California Pizza Kitchen, Inc.	$677	Restaurants
Caribou Coffee Company, Inc.	$254	Restaurants
Carrols Corporation	$816	Restaurants
Einstein Noah Restaurant Group, Inc.	$413	Restaurants
Farmer Bros. Co.	$266	Packaged Foods & Meats
J&J Snack Foods Corp.	$629	Packaged Foods & Meats
Jamba, Inc.	$343	Restaurants
Luby’s, Inc.	$318	Restaurants
McCormick & Schmick’s Seafood
Restaurants, Inc.	$391	Restaurants
Morton’s Restaurant Group, Inc.	$354	Restaurants
O’Charley’s Inc.	$931	Restaurants
Peet’s Coffee & Tea, Inc.	$285	Restaurants
Red Robin Gourmet Burgers, Inc.	$869	Restaurants
Rubio’s Restaurants, Inc.	$179	Restaurants
Ruth’s Hospitality Group, Inc.	$406	Restaurants
Tasty Baking Company	$174	Packaged Foods & Meats
Texas Roadhouse, Inc.	$880	Restaurants
Krispy Kreme	$384	Restaurants
Percentile Rank	48%	--

     The Peer Group will be reviewed periodically by the Compensation Committee in light of the competitive landscape and relative comparability of these companies, and we expect that the composition of the Peer Group will evolve over time. In addition to examining the publicly available information filed by these companies, Frederic Cook also periodically analyzes competitive pay and practices data contained in surveys published by various other compensation consulting organizations. The Compensation Committee determined that no changes to the Peer Group were required in connection with determining the compensation for our executive officers for fiscal 2012.

Compensation Consultant

     The Compensation Committee has engaged Frederic Cook as its independent compensation consultant to provide research, market data, survey information, and design expertise in developing compensation programs for executives and equity programs for eligible employees. In addition, Frederic Cook keeps the Compensation Committee apprised of competitive and regulatory activities related to executive compensation practices. Frederic Cook does not determine or recommend the exact amount or form of executive compensation for any of the Named Executive Officers. All of Frederic Cook’s work is performed at the direction of the Compensation Committee.

     Frederic Cook conducted a comprehensive executive compensation review in the fourth quarter of fiscal 2010, which formed the basis of our executive compensation decisions for fiscal 2011 and fiscal 2012. In this review, Frederic Cook prepared summaries analyzing the compensation of the Company’s executives relative to the compensation levels for executives at our peer companies. In an “off-year” when Frederic Cook is not conducting a comprehensive review, as was the case with respect to compensation decisions relating to fiscal 2012, the Compensation Committee will generally seek advice from Frederic Cook on an as-needed basis. In fiscal 2011 and fiscal 2012, Frederic Cook advised the Company regarding certain modifications to our compensation and governance programs in order to meet evolving “best practices” standards and raise the Company’s Governance Risk Indicator (GRId) score. GRId, which was developed by Institutional Shareholder Services, Inc. (ISS), utilizes the same principles underlying ISS’ corporate governance policies for developing proxy voting recommendations and measures a company’s governance and compensation practices on an absolute basis compared to “best practices” rather than on a relative basis compared to peer and general industry practices. In conjunction with this review, Frederic Cook consulted with the Compensation Committee regarding amendments to our 2000 Plan, forms of equity award agreements, executive employment agreements, stock ownership guidelines, and equity retention policy in an effort to reduce governance and compensation-related risk and improve the Company’s GRId score. Frederic Cook also has advised the Company in the design of the 2012 Plan that is discussed below under “Approval of Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan.” At the beginning of fiscal 2012, Frederic Cook worked with certain senior executive officers of the Company to conduct a risk assessment of the Company’s compensation programs and policies for the Compensation Committee’s review. See “Executive Compensation – Risk Analysis of Compensation Plans.”

Management’s Role in Setting Executive Compensation

     Although the Compensation Committee establishes the Company’s compensation philosophy and makes the final determinations on all compensation paid to our Named Executive Officers, the Chief Executive Officer and the Senior Vice President of Human Resources and Organizational Development make recommendations (often in consultation with Frederic Cook) regarding annual adjustments to the Named Executive Officers’ salaries and incentive award opportunities, as well as the design of the incentive programs. The Senior Vice President of Human Resources and Organizational Development participates in the recommendation process with respect to himself, but the other Named Executive Officers (including the Chief Executive Officer) do not participate in the recommendation process with respect to themselves.

Elements of Executive Compensation

     After consulting with the Chief Executive Officer and the Senior Vice President of Human Resources and Organizational Development, and taking into consideration Krispy Kreme’s financial performance and operational goals, the Compensation Committee elected to retain the basic compensation structure from fiscal 2011 for fiscal 2012, including the mix of short-term and long-term compensation for the Chief Executive Officer and each of the other Named Executive Officers.

Base Salary

     We pay base salary to attract talented executives and to provide a fixed base of cash compensation. Salaries for executive officers, including the Named Executive Officers, are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities, the executive’s expected future contributions to Krispy Kreme, and the range of salaries for similar positions at peer companies. Base salaries for Named Executive Officers are targeted to be at or around the median as compared to the Peer Group. However, actual salaries are determined by the Compensation Committee based on the facts and circumstances relevant to each Named Executive Officer, including the breadth, scope, and complexity of the Named Executive Officer’s role, the executive’s expected future contributions to Krispy Kreme, the Named Executive Officer’s current compensation and individual performance, internal pay equity, and cost to the Company.

     Krispy Kreme believes that a significant portion of a Named Executive Officer’s compensation should be variable, based on the performance of the Company. Accordingly, base salary plays a modest role in the overall total compensation of the Named Executive Officers.

     As discussed in more detail below under “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements,” we have entered into employment agreements with James H. Morgan, Douglas R. Muir, Jeffrey B. Welch, G. Dwayne Chambers, and M. Bradley Wall (our Named Executive Officers). Each of these agreements has provisions that set the minimum base salary of the executives, subject to adjustment upward (but not downward) by the Compensation Committee. Under the agreements, if the base salary is adjusted upward, then the increased amount becomes the new base salary amount for all purposes under the agreements. In its review of base salaries for fiscal 2012, the Compensation Committee considered the Company’s operating results and the positioning of Krispy Kreme’s salaries for the Named Executive Officers as compared to similarly situated executives in the Company’s Peer Group. Based on that review in December 2010, the Compensation Committee determined certain base salaries of the Named Executive Officers should be increased minimally for fiscal 2012. Base salaries for fiscal 2012, effective February 1, 2011, were $700,000, $357,000, $352,000, $275,000, and $300,000 for Messrs. Morgan, Muir, Welch, Chambers, and Wall, respectively. On January 25, 2012, the Compensation Committee conducted a similar review as that done in December 2010 and determined to increase the base salaries of the Named Executive Officers for fiscal 2013, effective May 1, 2012. The Compensation Committee approved base salary increases in an aggregate amount of $61,200 for the Named Executive Officers. Effective May 1, 2012, the annual base salaries will be $721,000, $367,700, $362,500, $285,000, and $309,000, respectively, for Messrs. Morgan, Muir, Welch, Chambers, and Wall, in each case representing an approximately 3% increase similar to that provided other employees.

Annual Incentives

     As a component of total compensation, the Compensation Committee chooses to provide annual incentive opportunities to Krispy Kreme’s Named Executive Officers to drive the achievement of key financial and operating results for the Company and to recognize individuals based on their contributions to those results. Annual incentives are generally only paid when established performance metrics are met, and thus, the amounts payable correspond with Company performance. Krispy Kreme recognizes that short-term results can have a meaningful bearing on long-term increases in shareholder value.

     Annual cash incentives for Named Executive Officers are determined under our annual incentive plan. This plan ties the incentive compensation payable to the Named Executive Officers to the attainment of specific, objective performance targets, thereby aligning the interests of management with the interests of our shareholders. These targets, which are selected by the Compensation Committee, are based on performance metrics relevant to our business plans and may include targets based on revenues, EBITDA, cash flow from operations, other company performance metrics and, to reflect the importance of building sustainable growth, other measurements based on progress in achieving our mission and strategic objectives. The targets will not be based, implicitly or explicitly, on meeting or exceeding any earnings guidance, consensus earnings estimates or similar measures. Performance targets are determined on an annual basis and awards are generally payable (in compliance with applicable tax rules regarding deferred compensation) in the first quarter of the fiscal year following the year in which performance is tested.

     The amount of cash incentive awards potentially payable to Named Executive Officers is determined based on (1) a target cash bonus amount that is set as a percentage of an individual officer’s salary and (2) how the Company’s actual operating results compare to the specified performance targets.

     The Compensation Committee has the authority under the annual incentive plan to adjust any payment amount with respect to the Named Executive Officers. These decisions are subjective and based generally on a review of the circumstances affecting results to determine if any events were unusual or unforeseen. Also, actual payment of any incentive award is pursuant to final approval by, and in the discretion of, the Compensation Committee.

     For fiscal 2012, Messrs. Morgan, Muir, Welch, Chambers, and Wall had a targeted cash bonus opportunity equal to 70%, 60%, 50%, 50%, and 50%, respectively, of such officer’s annual base salary (the “Target Cash Bonus Amount”). See “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements” below. Each Named Executive Officer is eligible to receive a specified percentage of his Target Cash Bonus Amount based upon the achievement of performance metrics selected by the Compensation Committee. The performance metrics for fiscal 2012, as more fully described below, were the same for each of the Named Executive Officers.

     The Compensation Committee chose Consolidated EBITDA and Revenue as the performance metrics for fiscal 2012, weighted at 80% and 20%, respectively, of a Named Executive Officer’s bonus potential. The Committee believes Consolidated EBITDA is an important metric in assessing the Company’s performance because it is a measure of the Company’s ability to generate cash flow from its operations. The Committee chose Revenue as a performance metric because the Committee believes that growth of the Company’s business is an important element of increasing the Company’s long-term profitability. While the Committee considered generating cash flow to enable the Company to execute its strategic plans to be the primary financial goal for fiscal 2012, the Committee also believed the ability to demonstrate revenue growth in the Company’s core businesses was a secondary measure of the Company’s success in implementing its strategic plans. The Consolidated EBITDA metric was derived from our financial statements. The Consolidated EBITDA metric, for these purposes, was defined the same way as it is defined in our secured credit facilities, which means, generally, consolidated net income or loss, exclusive of unrealized gains and losses on hedging instruments and amount accrued with respect to certain interest rate derivatives, gains or losses on the early extinguishment of debt and provisions for payments on guarantees of franchisee obligations, plus the sum of net interest expense, income taxes, depreciation and amortization, non-cash charges, store closure costs, costs associated with certain litigation and investigations, and extraordinary professional fees; and minus payments, if any, on guarantees of franchisee obligations in excess of $3 million in any rolling four-quarter period and the sum of non-cash credits. Revenue was defined as consolidated revenues as reported in the Company’s consolidated financial statements, adjusted to eliminate the effects of refranchising Company stores. The Compensation Committee assigned three levels of performance for Consolidated EBITDA and for Revenue: threshold, target, and maximum. Upon achievement of the threshold, target, or maximum level with respect to the Consolidated EBITDA performance metric, a Named Executive Officer would be eligible to receive an amount equal to 70%, 100%, or 140%, respectively, of 80% of such officer’s Target Cash Bonus Amount. If the threshold level of either performance metric was not met, the Named Executive Officer would not be eligible to receive any portion of his Target Cash Bonus Amount with respect to that metric. If actual results exceeded the maximum levels of performance, the Compensation Committee had the discretion to award additional bonuses. The Compensation Committee also determined, in setting the Consolidated EBITDA metric, that the thresholds are before provision for bonus payments, and that if actual results fell between threshold and target or between target and maximum for either metric, then the bonus paid would be prorated.

Fiscal 2012 Performance Metrics

	Threshold	Target	Maximum	Actual Results
Consolidated EBITDA (80% of bonus potential)	$37.6 million	$41.8 million	$46.0 million	$55.7 million
Revenue (20% of bonus potential)	FY11 plus 4%	FY11 plus 6%	FY11 plus 8%	FY11 plus 12.3%

     Consolidated EBITDA and Revenue for fiscal 2012 substantially exceeded the maximum performance levels established by the Compensation Committee. The Committee determined that the Consolidated EBITDA earned in excess of the maximum performance threshold and the increase in Revenues in excess of the maximum performance threshold should be taken into account in determining the cash incentive awards payable under the plan, and that such amounts should generate incremental bonuses proportionate to the incremental bonus earned on the excess of the maximum over the target performance thresholds. However, the Committee also determined that in computing the bonuses payable with respect to the Consolidated EBITDA metric, the $6.2 million gain realized on the sale of the Company’s 30% interest in KK Mexico and unanticipated income of $838,000 each should be excluded from Consolidated EBITDA. Application of such determinations resulted in aggregate bonuses payable to the Named Executive Officers equal to 174% of their respective Target Cash Bonus Amounts. The cash incentive awards earned under the annual incentive plan for fiscal 2012 were $852,600, $372,708, $306,240, $239,250, and $248,022 for Messrs. Morgan, Muir, Welch, Chambers, and Wall, respectively.

     The Compensation Committee again chose Consolidated EBITDA and Revenue as the performance metrics for fiscal 2013, weighted at 80% and 20%, respectively, of a Named Executive Officer’s bonus potential. The Consolidated EBITDA and Revenue metrics have the same definitions as those used for the fiscal 2012 performance metrics stated above. As with the fiscal 2012 performance metrics, if actual results exceed the maximum levels of performance, the Compensation Committee has the discretion to award additional bonuses. The Compensation Committee determined, in setting the Consolidated EBITDA metric, that the thresholds are before provision for bonus payments. In determining the fiscal 2013 Revenue metric, the Compensation Committee noted that fiscal 2012 revenue growth targets contemplated price increases, while no price increases currently are contemplated for fiscal 2013. The Compensation Committee also determined that if actual results fall between threshold and target or between target and maximum, then the bonus paid will be prorated.

Fiscal 2013 Performance Metrics

	Threshold	Target	Maximum
Consolidated EBITDA (80% of bonus potential)	$47.0 million	$53.2 million	$56.6 million
Revenue (20% of bonus potential)	FY12 plus 3%	FY12 plus 5%	FY12 plus 7%

Long-Term Equity Incentive Awards

     We provide long-term equity incentive awards to our executive officers, including the Named Executive Officers, as part of their total direct compensation to tie the interests of these individuals directly to the interests of our shareholders. The Compensation Committee also believes that long-term equity incentive compensation is an important tool in attracting and retaining key members of executive management.

     In fiscal 2012, we made long-term equity incentive grants under our 2000 Plan. The 2000 Plan allows for equity-based awards to selected participants, including the Named Executive Officers, as determined by the Compensation Committee. Awards that may be granted by the Compensation Committee to the Named Executive Officers include stock options, restricted stock (including the right to receive stock in the future, or restricted stock units), stock awards, performance unit awards, and stock appreciation rights.

Stock Options

     We award stock options to our executive officers, including our Named Executive Officers, because they are inherently performance-based, meaning that the options only have value if the market price of our common stock increases over time. In addition, stock options provide long-term compensation to our Named Executive Officers in the form of additional equity, which, in tandem with our stock ownership guidelines and equity retention policy, builds a culture of ownership among our executives and focuses our executive officers, including our Named Executive Officers, on the creation of shareholder value. Finally, stock options can be a strong executive retention tool, as they are generally subject to vesting contingent on continued service.

     Considering recommendations made by Frederic Cook, each Named Executive Officer’s position and level of seniority, and consistent with fiscal 2011 equity award levels, on January 25, 2012, the Compensation Committee granted to Messrs. Morgan, Muir, Welch, Chambers, and Wall incentive stock options for 150,000, 120,000, 100,000, 100,000, and 100,000 shares, respectively, as part of their total annual compensation package. The Compensation Committee elected to grant incentive stock options to the fullest extent possible, instead of nonqualified stock options, for the fiscal 2012 equity grant to executives due to the favorable tax consequences they may provide to employees. The Compensation Committee will reevaluate whether to grant incentive or nonqualified stock options as it deems appropriate in the future. The Compensation Committee believes that these grants provide our Named Executive Officers with a meaningful equity stake in the Company and better align the interests of the executive officers with those of the shareholders. All of these grants are shown below under “— Grants of Plan-Based Awards.”

     The vesting of stock options is generally contingent on continued service. However, vesting of options is accelerated upon a termination of employment due to death, disability or retirement, or in the event of a change in control or, commencing with options granted in 2011, a qualifying termination within two years following a change in control. See “—Potential Payments upon Termination and Change in Control” below. At the beginning of fiscal 2012, the Board and the Compensation Committee approved the amendment and restatement of the 2000 Plan to, among other things, provide that employee stock options will generally be subject to a minimum vesting period of three years or one year if the vesting criteria is based on performance criteria other than continued service. These same terms are incorporated into the 2012 Plan being proposed for approval by shareholders at the Annual Meeting. In particular, the stock option grants made to our Named Executive Officers in fiscal 2012 become exercisable in four equal annual installments beginning one year following the date of the grant so long as the executive officer’s employment continues through the applicable vesting date, unless acceleration occurs due to a termination of employment or change in control event as described above.

     The stock options granted to the Named Executive Officers are subject to forfeiture in accordance with the terms of the option agreements if the executive engages in certain events of competition and/or solicitation or other detrimental acts (described in the option agreements to include engaging in competitive business activities, inducing customers or suppliers to cease doing business with the Company, interfering with the relationship between the Company and its employees, violating the Company’s securities trading policy, and similar activities), or if the executive violates confidentiality provisions, or is terminated for cause. In addition, if the executive has exercised any option within the twelve-month period immediately prior to engaging in certain events of competition and/ or solicitation or other detrimental acts, violating confidentiality provisions or being terminated for cause, the executive must, upon request of the Company, return to the Company any common stock received upon exercise of the option or any related gains realized by the executive in connection with such exercise.

     The exercise price for all options granted under our 2000 Plan is the closing price of our common stock on the date of grant.

Grant Dates of Long-Term Equity Incentive Awards

     When an equity award occurs in close proximity to a scheduled publication by the Company of its financial results, it has generally been the Compensation Committee’s practice to establish the grant and pricing date of awards to be a date following such publication. The Company’s Securities Trading Policy provides that officers may not buy or sell common shares until the fourth business day following the release of quarterly or year-end financial information, with the date of the release counting as the first business day. The Compensation Committee typically establishes award grant dates that follow the earnings publication date by the same or similar period. The foregoing practice has generally been applied in instances in which the price of the Company’s common stock has an effect on the size or terms of the award (for example, in the case of stock options).

     It also has been the Compensation Committee’s practice to establish the grant and pricing date of awards issued pursuant to employment agreements to be the effective date of such agreements, which in some instances has been a date after the date on which the Compensation Committee approved the employment agreement and the related award.

     The Compensation Committee has on occasion established the grant date of certain awards to be a date subsequent to the award action date for purposes of administrative convenience (for example, to cause the vesting date of current awards (which typically is an annual anniversary of the grant date) to be the same as the vesting date of prior awards). Further, the Compensation Committee has on occasion established the vesting date of certain awards to be a date different than an annual anniversary of the grant date for purposes of administrative convenience (for example, to cause the vesting date of current awards to be the same as the vesting date of prior awards).

     In most instances, however, the Compensation Committee establishes the grant date of each award to be the award action date (i.e., the date the Committee meets and makes its determination). In all instances, the grant date of each award is fixed by the Compensation Committee on the award action date.

Benefits

     We provide access to various employee benefit plans to our executive officers, including the Named Executive Officers, as part of their total direct compensation. Benefits for the Named Executive Officers are determined by the same criteria applicable to all salaried Krispy Kreme employees. The Compensation Committee believes that these benefits help Krispy Kreme to be competitive in attracting and retaining key employees.

     Our Named Executive Officers are eligible to participate in our tax-qualified 401(k) savings plan (the “401(k) Plan”), to which employees may contribute from 1% to 100% of their compensation (salary and bonus) to the plan on a tax deferred basis, subject to statutory limitations. We also have a nonqualified deferred compensation plan (the “401(k) Mirror Plan”) designed to enable highly compensated employees whose contributions to the 401(k) Plan are limited by certain statutory limitations to have the same opportunity to defer compensation as is available to other employees of Krispy Kreme under the qualified 401(k) Plan. Employees can contribute from 1% to 15% of their base compensation and from 1% to 100% of their bonus under the 401(k) Mirror Plan, in each case, reduced by amounts contributed to the 401(k) Plan. In addition, employees can contribute to the 401(k) Mirror Plan up to 100% of the excess distributions they receive from the 401(k) Plan. We match 50% of the first 6% of compensation contributed by each employee to the 401(k) Plan.

     Named Executive Officers also participate in our regular employee benefit programs, including group medical and dental coverage, group life insurance, and group long-term disability insurance. Our Named Executive Officers are eligible to participate in these programs on the same basis as our other salaried employees.

     The Company has entered into indemnification agreements with each current Named Executive Officer providing, among other things (1) advancement by the Company prior to the final disposition of any indemnifiable claim of any and all expenses relating to any indemnifiable claim paid or incurred by the executive officer or which the executive officer determines are reasonably likely to be paid or incurred by the executive officer, (2) reimbursement of any and all expenses paid or incurred by the executive officer or which the executive officer determines are reasonably likely to be paid or incurred by the executive officer in connection with any claim made by the executive officer for (a) indemnification or reimbursement or advance payment of expenses by the Company, and/or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless in each case of whether the executive officer ultimately is determined to be entitled to such indemnification, reimbursement, advancement or insurance recovery, as the case may be; and (3) liability insurance for the duration of the executive officer’s service as an officer of the Company and thereafter so long as the executive officer is subject to any pending or possible indemnifiable claim. These agreements assure the executive officer of indemnification and advancement of expenses to the fullest extent permitted by North Carolina law and our articles of incorporation and by-laws, and of continued coverage under our directors’ and officers’ liability insurance policies. The Board of Directors believes that such indemnification agreements serve as an important tool to attract and retain key executive officers, including the Named Executive Officers.

     Krispy Kreme provides the Chief Executive Officer with an executive allowance at the rate of $2,000 per month. Mr. Morgan’s executive allowance is in lieu of perquisites and other personal benefits typically afforded to Chief Executive Officers at other public companies, such as company-provided cars, annual physical examinations, and financial planning services. The Compensation Committee feels that the provision of an executive allowance permits the Company to attract and retain key talent in the Chief Executive Officer position while at the same time controlling costs.

Severance/Change in Control

     We do not maintain any severance or change in control plans. However, pursuant to the terms of certain employment agreements, stock option agreements, restricted stock agreements and restricted stock unit agreements, executive officers, including the Named Executive Officers, are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. See “Executive Compensation — Potential Payments upon Termination and Change in Control” below.

Stock Ownership Guidelines

     We believe that officers should be encouraged to own our common stock to further align their interests with those of our shareholders. In order to ensure that the officers maintain this alignment, the Board of Directors in December 2006 adopted stock ownership guidelines to which all officers, including our Named Executive Officers, are expected to adhere. These guidelines were amended in March 2011 to increase the stock ownership levels expected of the Company’s directors and officers in an effort to promote a culture of significant stock ownership by officers and directors and to further focus on shareholder returns and sustainable growth. The current guidelines for stock ownership by the Company’s officers are as follows:

     CEO – stock valued at 600% of base salary (previously 300%)

     Senior Vice President and above – stock valued at 200% of base salary (previously 100%)

     Vice President – stock valued at 100% of base salary (previously 50%)

     To ease the financial burden of achieving these levels of stock ownership while ensuring that they will be achieved over time, it is expected that officers will utilize the grants under our 2000 Plan (or any successor plan) to reach the level of stock ownership required by the guidelines. In this regard, until the levels of ownership outlined above are achieved, officers are expected to retain 50% of the net shares received as a result of the exercise of stock options or the vesting of restricted stock or restricted stock units received under the Company’s 2000 Plan (or successor plan).

Equity Retention Policy

     In addition to the stock ownership guidelines described above, the Board of Directors has adopted an equity retention policy that generally requires each executive officer, including the Named Executive Officers, to retain not less than 50% of all shares, net of taxes and transaction costs, acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement. The required percentage is reduced to 25% upon the date that the executive officer becomes “retirement eligible” (when the sum of an executive officer’s years of service to Krispy Kreme and such executive officer’s age is equal to 65 years). The retention period remains in effect until the executive officer terminates employment at Krispy Kreme. The equity retention policy, as well as the Company’s securities trading policy, also prohibits executive officers from entering into puts, calls or other derivative positions with respect to shares of Krispy Kreme’s common stock.

Compensation Recovery Policy

     On April 6, 2009, the Board of Directors adopted a compensation recovery policy that generally provides that Krispy Kreme may require reimbursement of all or a portion of any bonus, incentive payment, equity-based award or other compensation received by any executive officer and certain other senior officers within 36 months following any a) gross negligence or willful misconduct pertaining to financial reporting requirements that resulted in an accounting restatement, b) gross negligence or willful misconduct pertaining to Krispy Kreme’s business that resulted in a material negative revision of a financial or operating measure used to measure compensation or c) fraud, theft, misappropriation, embezzlement or dishonesty to the material detriment of Krispy Kreme (collectively, “detrimental conduct”). Detrimental conduct also includes such officer’s willful or grossly negligent oversight of a person who reports directly to such officer and who engages in detrimental conduct as defined above. The policy also provides that Krispy Kreme may require any officer subject to the policy to remit to Krispy Kreme any profits realized from the sale of Krispy Kreme’s securities within 36 months following detrimental conduct by such officer.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (which is set forth above) with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Lynn Crump-Caine, Chair
Lizanne Thomas
Togo D. West, Jr.

Risk Analysis of Compensation Plans

     Certain senior executive officers and the Compensation Committee’s independent compensation consultant, Frederic Cook, prepared in fiscal 2012 for the Compensation Committee’s review a risk assessment of our compensation programs and policies to determine if the programs’ provisions and operations were reasonably likely to have a material adverse effect on the Company.

     Our risk assessment included two work streams – one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk work stream examined the types and magnitudes of risks the business areas present to the Company. Our compensation design work stream examined the potential risks in the design of our incentive compensation arrangements. As part of this assessment we analyzed: a) the mix of fixed and variable compensation, b) the mix of short- and long-term compensation, c) performance metrics and weightings, d) pay leverage and caps, e) payment timing, f) the overall level of discretion, g) award size and vesting schedules, h) our stock ownership guidelines and equity retention policy, and i) our compensation recovery policy. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business area-by-business area basis.

     In summary, the Company’s compensation policies and practices are designed to encourage Krispy Kreme employees, including its executive officers, to remain focused on both the short- and long-term goals of the Company, while at the same time discouraging employees from taking unnecessary and excessive risks that could ultimately threaten the value of the Company. The most common element of compensation awarded to Krispy Kreme employees is base salary, which does not encourage unnecessary risk taking behavior as it is a fixed amount. Additionally, the Company’s executive officers are subject to stock ownership guidelines, an equity retention policy, and a compensation recovery policy, all of which are designed to reduce the risks inherent in incentive compensation.

     The Compensation Committee has reviewed the Company’s current compensation policies and practices, and believes that, in light of their overall structure, the risks arising from such compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

     Set forth below is summary compensation information for our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
James H. Morgan	2012	$700,000	$—	$—	$698,880	$852,600	$—	$24,000	$2,275,480
President and Chief	2011	665,000	—	—	516,300	744,800	—	24,000	1,950,100
Executive Officer	2010	657,500	—	—	217,320	651,700	—	71,691	1,598,211

Douglas R. Muir	2012	$357,000	$—	$—	$559,104	$372,708	$—	5,858	$1,294,670
Executive Vice President	2011	350,000	—	—	413,040	336,000	—	8,225	1,107,265
and Chief Financial Officer	2010	346,000	—	—	173,856	294,000	—	6,769	820,625

Jeffrey B. Welch	2012	$352,000	$—	$—	$465,920	$306,240	$—	$—	$1,124,160
Senior Vice President and	2011	345,000	—	—	344,200	276,000	—	—	965,200
President — International	2010	342,500	—	—	144,880	241,500	—	—	728,880

G. Dwayne Chambers	2012	$275,000	$—	$—	$465,920	$239,250	$—	$38,375	$1,018,445
Senior Vice President	2011	—	—	—	—	—	—	—	—
and Chief Marketing	2010	—	—	—	—	—	—	—	—
Officer

M. Bradley Wall	2012	$285,000	$—	$—	$465,920	$248,022	$—	$6,713	$1,005,655
Senior Vice President —	2011	255,000	—	—	344,200	204,000	—	8,070	811,270
Supply Chain and	2010	252,500	—	—	144,880	178,500	—	7,575	583,455
Off-Premises Operations
____________________

(1)	Amounts represent the aggregate grant date fair value of stock option awards, determined in accordance with Accounting Standards Codification 718 (“ASC 718”). For a discussion of the assumptions used in determining such amounts, see Note 15 to our consolidated financial statements in our 2012 Form 10-K.

(2)	Represents bonuses earned under our annual incentive plan.

(3)	Includes our contributions to the executive’s account in our 401(k) Plan and 401(k) Mirror Plan, as applicable, and each personal benefit received by the Named Executive Officer during the fiscal year where the total of all personal benefits received by the Named Executive Officer exceeded $10,000 during such year.

Other annual compensation for Mr. Morgan in fiscal 2012 consists of $24,000 of cash “executive allowance” paid at the rate of $2,000 per month. Other annual compensation for Messrs. Muir and Wall in fiscal 2012 of $5,858 and $6,713, respectively, represents the Company’s matching contributions to the 401(k) Plan. Other annual compensation for Mr. Chambers represents reimbursement of relocation expenses.

Fiscal 2012 Grants of Plan-Based Awards

     The following table shows information about plan-based awards granted during fiscal 2012 to the Named Executive Officers.

					All Other
					Stock	All Other
					Awards:	Option
					Number	Awards:	Exercise	Grant Date
		Estimated Future Payouts Under			of Shares	Number of	or Base	Fair Value
		Non-Equity Incentive Plan			of Stock	Securities	Price of	of Stock
		Awards(1)			or	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Units	Options(2)	Awards(3)	Awards(4)
Name	Date	($)	($)	($)	(#)	(#)	($/Sh)	($)
James H. Morgan		$343,000	$490,000	$686,000	—	—	—	—
	1/25/12	—	—	—	—	150,000 (5)	$7.03	$698,880

Douglas R. Muir		$149,940	$214,200	$299,880	—	—	—	—
	1/25/12	—	—	—	—	120,000 (5)	$7.03	$559,104

Jeffrey B. Welch		$123,200	$176,000	$246,400	—	—	—	—
	1/25/12	—	—	—	—	100,000 (5)	$7.03	$465,920

G. Dwayne Chambers		$96,250	$137,500	$192,500	—	—	—	—
	1/25/12					100,000 (5)	$7.03	$465,920

M. Bradley Wall		$99,779	$142,540	$199,558	—	—	—	—
	1/25/12	—	—	—	—	100,000 (5)	$7.03	$465,920
____________________

(1)	These columns show the potential value of the payout for each Named Executive Officer under the annual incentive plan if the threshold, target, or maximum goals are satisfied with respect to the performance measures set by the Compensation Committee for fiscal 2012 based on the Named Executive Officer’s specified Target Cash Bonus Amount. Based on actual performance in fiscal 2012, the cash incentive awards earned under the annual incentive plan were $852,600, $372,708, $306,240, $239,250, and $248,022 for Messrs. Morgan, Muir, Welch, Chambers, and Wall, respectively. These amounts exceed the related maximum amounts appearing in the table above because the Company’s actual performance in fiscal 2012 exceeded the maximum goals established by the Compensation Committee. In fiscal 2012, Consolidated EBITDA exceeded the maximum goal by 21.1% and Revenue exceeded the maximum goal by 4.3 percentage points. The business measurements, performance goals, and salary percentage targets for determining these payouts are described under “Executive Compensation — Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Incentives” above.

(2)	Represents awards of stock options.

(3)	The exercise price of each stock option is equal to the closing price of our common stock on the date of grant.

(4)	This column shows the aggregate grant date fair value of equity awards granted in fiscal 2012 determined in accordance with ASC 718. For a discussion of the assumptions used in determining such amounts, see Note 15 to our consolidated financial statements in our 2012 Form 10-K.

(5)	These stock options will vest, provided that the executive’s employment continues through the applicable vesting date, in four equal installments on January 25, 2013, January 25, 2014, January 25, 2015, and January 25, 2016. Vesting of stock options may accelerate upon the occurrence of certain events, such as termination of employment due to death, disability or retirement or in the event of a change in control or, commencing with stock options granted in 2011, a qualifying termination within two years following a change in control; see “Executive Compensation — Potential Payment upon Termination and Change in Control — Stock Option Agreements.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

     We have employment agreements with each of our Named Executive Officers. The employment agreements with each of the Named Executive Officers employed as of the end of fiscal 2012 are substantially similar, except with respect to salary, bonus, and equity grant terms, and except as noted below and as disclosed under “—Potential Payments upon Termination and Change in Control.” The terms of the employment agreements with our executive officers are designed to be consistent with our overall compensation philosophy.

     On March 11, 2011, the Compensation Committee approved entering into Amended and Restated Employment Agreements (the “Amended Employment Agreements”) with the executive officers of the Company, including the Named Executive Officers. The non-management members of the Board of Directors also approved the Amended Employment Agreement for Mr. Morgan. The Amended Employment Agreements were amended and restated to, among other things, (1) eliminate the tax gross-up in the event that a Named Executive Officer would be subject to excise tax in connection with a change in control under Section 280G of the Code; (2) provide that any severance benefits payable to Mr. Morgan following a change in control of the Company are subject to a “double trigger” requirement; (3) provide that the term of Mr. Morgan’s Amended Employment Agreement will end on July 1, 2013, unless sooner terminated as provided in the Amended Employment Agreement; and (4) reflect the Named Executive Officers’ current salaries, annual bonus targets, and titles.

James H. Morgan

     We previously entered into an employment agreement with Mr. Morgan, pursuant to which he serves as our Chief Executive Officer. On March 11, 2011, the Company and Mr. Morgan entered into an Amended Employment Agreement that will terminate on July 1, 2013 unless sooner terminated in accordance with its terms. The Amended Employment Agreement also provides that Mr. Morgan shall continue to serve as Chairman of the Board of Directors of the Company for as long as the Board desires. During the term of the Amended Employment Agreement, Mr. Morgan is entitled to receive a minimum annual salary of $721,000 (as adjusted subsequent to the date of the agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 70% of his base salary. Mr. Morgan may elect to receive bonus amounts that may become payable for any future fiscal year in equity instead of cash, subject to acceptance of the election by the Company. The Amended Employment Agreement provides that Mr. Morgan will receive an executive allowance of $2,000 per month. Mr. Morgan does not receive additional compensation for his service as a member of the Board of Directors.

Douglas R. Muir

     We previously entered into an employment agreement with Mr. Muir, pursuant to which he serves as our Executive Vice President, Chief Financial Officer and Treasurer. On March 11, 2011, the Company and Mr. Muir entered into an Amended Employment Agreement. The Amended Employment Agreement will automatically be extended for successive one-year periods following the original term ended June 5, 2010 unless any party elects not to extend. Under the terms of the Amended Employment Agreement, Mr. Muir is entitled to receive a minimum annual salary of $367,700 (as adjusted subsequent to the date of the agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 60% of his base salary.

Jeffrey B. Welch

     We previously entered into an employment agreement with Mr. Welch, pursuant to which he serves as our Senior Vice President and President – International. On March 11, 2011, the Company and Mr. Welch entered into an Amended Employment Agreement. The Amended Employment Agreement will be automatically extended for successive one-year periods following the original term ended November 3, 2010 unless any party elects not to extend. Under the terms of the Amended Employment Agreement, Mr. Welch is entitled to receive a minimum annual salary of $362,500 (as adjusted subsequent to the date of the agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 50% of his base salary.

G. Dwayne Chambers

     We previously entered into an employment agreement with Mr. Chambers, pursuant to which he serves as our Senior Vice President and Chief Marketing Officer. On March 11, 2011, the Company and Mr. Chambers entered into an Amended Employment Agreement for a term ending September 20, 2013. Under the terms of the Amended Employment Agreement, Mr. Chambers is entitled to receive a minimum annual salary of $285,000 (as adjusted subsequent to the date of the agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with the annual target bonus set at 50% of his base salary.

M. Bradley Wall

     We previously entered into an employment agreement with Mr. Wall, pursuant to which he serves as our Senior Vice President – Supply Chain and Off-Premises Operations. On March 11, 2011, the Company and Mr. Wall entered into an Amended Employment Agreement. The Amended Employment Agreement will automatically be extended for successive one-year periods following the original term ended November 7, 2010 unless either party elects not to extend. Under the terms of the Amended Employment Agreement, Mr. Wall is entitled to receive a minimum annual salary of $309,000 (as adjusted subsequent to the date of the agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 50% of his base salary.

Common Terms

     The Amended Employment Agreements entitle these Named Executive Officers to participate in all employee benefit and fringe benefit plans and arrangements made available to our executives and key management employees upon the terms and subject to the conditions set forth in the applicable plan or arrangement.

     If any Named Executive Officer resigns or terminates his employment without “good reason” (as defined below) or his Amended Employment Agreement is terminated by Krispy Kreme for “cause” (as defined below), he will be entitled to receive the base salary through the date of termination and reimbursement of reimbursable expenses incurred to that date. Voluntary resignation is not a breach of the Amended Employment Agreement.

     If the Amended Employment Agreement is terminated by us without cause or by a Named Executive Officer for good reason, such Named Executive Officer generally is entitled to the following:

  An amount equal to his current annual base salary through the termination date;

  With respect to Mr. Morgan, an amount equal to two times his base salary plus two times his target annual bonus for the year of termination. In the event of (1) a qualifying termination on or within two years following a “change in control” (as defined below) or (2) Mr. Morgan’s termination of employment due to loss of director or chief executive officer status on or within two years following a change in control of the Company or the Company’s shares ceasing to be publicly traded, he will be entitled to an amount equal to two times his base salary plus two times his target annual bonus for the year of termination.

  With respect to each other Named Executive Officer, an amount equal to one times his base salary for the year of termination, or in the event of termination of employment within two years following a change in control (1) by such Named Executive Officer for good reason or (2) by the Company without cause, an amount equal to two times his base salary plus two times his target annual bonus for the year of termination.

  For all Named Executive Officers, an amount, payable within 60 days following the date of termination, equal to a bonus for the year of termination calculated as a pro-rated target annual bonus for the number of months during the bonus year prior to the date of termination; and

  Medical benefits for up to 18 months (or, in the case of Mr. Morgan, 12 months) after the date of termination.

     In addition, in the event of a change in control, Mr. Morgan’s stock options will become fully vested, provided that accelerated vesting of the stock options will not occur if Mr. Morgan continues as Chief Executive Officer of the surviving entity (and such entity is a publicly traded entity) and either Krispy Kreme’s stock remains outstanding or replacement equity awards are granted by the surviving entity so long as the terms of the Amended Employment Agreement are expressly assumed by the surviving entity.

     The Amended Employment Agreements define “cause” to mean, generally: (1) failure or refusal by the Named Executive Officer to perform his lawful and proper duties; (2) conviction of or plea of nolo contendere to any felony; (3) acts constituting fraud, theft, or embezzlement or that otherwise constitute a felony which results or was intended to result in gain or personal enrichment at the expense of Krispy Kreme; (4) other than with respect to Mr. Morgan, insubordination to Krispy Kreme’s most senior executive officer; or (5) willful violation of any material provision of the code of ethics of Krispy Kreme.

     The Amended Employment Agreements define “good reason” to mean, generally, the occurrence of any of the following without the Named Executive Officer’s consent: (1) the failure of Krispy Kreme to pay any material amount of compensation due under such Amended Employment Agreement; (2) the applicable Named Executive Officer is no longer the most senior officer in his respective area of expertise; (3) a change in duties or responsibilities materially inconsistent with the status as the most senior officer in the Named Executive Officer’s area of expertise; (4) certain relocations; (5) any material breach by Krispy Kreme of the Amended Employment Agreement; or (6) other than with respect to Mr. Morgan, the giving by Krispy Kreme of a notice of nonextension of the term of the employment agreement at either the end of the initial term or the end of the first, second, or third one-year extensions. In addition, the failure of Mr. Morgan to be appointed or elected (or reelected) to the Board of Directors, or his removal from the Board of Directors other than for “cause” or permanent disability or death is also considered “good reason” under Mr. Morgan’s Amended Employment Agreement. On March 11, 2011, the Compensation Committee and the non-management members of the Board of Directors amended Mr. Morgan’s employment agreement (as defined above, the “Amended Employment Agreement”) to remove change in control as part of the definition of good reason and to provide that any severance benefits payable to Mr. Morgan following a change in control of the Company are subject to a “double trigger” requirement.

     The Amended Employment Agreements define “change in control” to mean, generally: (1) the acquisition by any person of 50% or more of our outstanding voting stock; (2) the consummation of a merger or consolidation involving Krispy Kreme if the shareholders of Krispy Kreme immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the outstanding voting stock of the surviving company in substantially the same proportion as their ownership of voting stock of Krispy Kreme immediately before such merger or consolidation; (3) a sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) a change in the majority composition of the Board not approved by a majority of the directors in office before the change; or (5) approval by our shareholders of a complete liquidation or dissolution of Krispy Kreme, provided that each of the Amended Employment Agreements provide that if and to the extent required under Section 409A of the Code, an event will be treated as a change in control for purposes of the Amended Employment Agreement only if it is also a “change in control event” (as defined in Treas. Reg. Section 1.409A-3(i)(5)) with respect to Krispy Kreme.

     If the employment of a Named Executive Officer is terminated by reason of death or permanent disability, he will be entitled to the following: (1) his base salary and expenses incurred through the date of termination; and (2) medical benefits for up to 18 months (or 12 months, in the case of Mr. Morgan) after the date of termination. In addition, in the event of a Named Executive Officer’s permanent disability, insurance benefits will continue under Krispy Kreme’s long-term disability plan in accordance with its terms.

     For a detailed discussion of severance and other benefits payable to Named Executive Officers in the case of certain termination events and in the case of a change in control, see “— Potential Payments upon Termination and Change in Control” below.

     The employment agreements were amended in March 2011 (as defined above, the “Amended Employment Agreements”) to eliminate tax gross-up payments in the event that the executive would be subject to excise tax in connection with a change in control under Section 280G of the Code. The Amended Employment Agreements now provide that if any payment, benefit, award or distribution by us to the Named Executive Officer would be subject to the excise tax on “excess parachute payments” under Section 4999 of the Code (or any corresponding provisions of state or local tax law) and the reduction of the amounts payable to the Named Executive Officer to the maximum amount that could be paid without giving rise to the excise tax (the “Safe Harbor Cap”) would result in a greater after-tax payment to the Named Executive Officer than if such amounts were not reduced, then the amounts payable to the Named Executive Officer will be reduced to the Safe Harbor Cap. In consideration of the elimination of tax gross-up payments in the Amended Employment Agreements, the Amended Employment Agreements increase the severance multiplier for Messrs. Welch, Chambers, and Wall to two (previously 1.25) times his base salary plus two (previously 1.25) times his target annual bonus for the year of termination in the event of a qualifying termination within two years after a change in control of the Company. There was no change to the severance multipliers for Messrs. Morgan and Muir as a consequence of the elimination of tax gross-up payments in their Amended Employment Agreements.

     The Amended Employment Agreements provide that each Named Executive Officer is subject to a non-compete provision during the term of his employment and for a period of one year following the date of termination and is subject to a non-solicitation provision during the term of his employment and for a period of two years following the date of termination. If the employment of a Named Executive Officer is terminated for good reason or without cause, the Named Executive Officer is entitled to any amounts payable, as described above, only if the Named Executive Officer has not breached and does not breach the non-compete and non-solicitation provisions in the Amended Employment Agreement.

     The Amended Employment Agreements also require each Named Executive Officer to comply with the Company’s equity retention policy, compensation recovery policy, and stock ownership guidelines.

     For a discussion and analysis of Krispy Kreme’s compensation program, including each element of compensation provided to the Named Executive Officers for fiscal 2012, please refer to the “Executive Compensation — Compensation Discussion and Analysis” section above.

Outstanding Equity Awards at 2012 Fiscal Year-End

     The following table provides information with respect to the common stock that may be issued upon the exercise of options and other awards under our existing equity compensation plans as of January 29, 2012.

								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
			Equity					Number	Market
			Incentive					of	or Payout
			Plan				Market	Unearned	Value of
			Awards:			Number	Value of	Shares,	Unearned
	Number of	Number of	Number of			of Shares	Shares	Units or	Shares,
	Securities	Securities	Securities			or Units	or Units	Other	Units or
	Underlying	Underlying	Underlying	Option		of Stock	of Stock	Rights	Other
	Unexercised	Unexercised	Unexercised	Exercise		That	That	That	Rights
	Options	Options	Unearned	Price per	Option	Have Not	Have Not	Have Not	That Have
	(#)	(#)	Options	Share	Expiration	Vested	Vested(1)	Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
James H. Morgan	—	150,000(2)	—	$7.03	1/25/22	—	—	—	—
	—	150,000(3)	—	6.39	1/30/21	—	—	—	—
	75,000	75,000(4)	—	2.65	1/25/20	—	—	—	—
	112,500	37,500(5)	—	1.40	1/29/19	—	—	—	—
	500,000	—	—	2.89	2/27/18	—	—	—	—
	7,500	—	—	15.36	8/25/14	—	—	—	—
	7,500	—	—	35.25	6/3/13	—	—	—	—
	7,500	—	—	37.25	6/4/12	—	—	—	—

Douglas R. Muir	—	120,000(2)	—	$7.03	1/25/22	—	—	—	—
	—	120,000(3)	—	6.39	1/30/21	—	—	—	—
	30,000	60,000(4)	—	2.65	1/25/20	—	—	—	—
	30,000	30,000(5)	—	1.40	1/29/19	—	—	—	—
	—	30,000(6)	—	3.08	4/14/18	—	—	—	—
	40,483	—	—	3.41	9/11/17	—	—	—	—
	60,000	60,000(7)	—	9.71	11/2/16	—	—	—	—

Jeffrey B. Welch	—	100,000(2)	—	$7.03	1/25/22	—	—	—	—
	—	100,000(3)	—	6.39	1/30/21	—	—	—	—
	50,000	50,000(4)	—	2.65	1/25/20	—	—	—	—
	75,000	25,000(5)	—	1.40	1/29/19	—	—	—	—
	75,000	25,000(6)	—	3.08	4/14/18	—	—	—	—
	53,706	—	—	3.41	9/11/17	—	—	—	—
	60,000	60,000(7)	—	9.71	11/2/16	—	—	—	—
	18,000	—	—	14.04	8/9/14	—	—	—	—
	25,000	—	—	34.17	4/26/14	—	—	—	—

G. Dwayne Chambers	—	100,000(2)	—	$7.03	1/25/22	—	—	—	—
	—	35,000(3)	—	6.39	1/30/21	—	—	—	—
	—	—	—	—	—	18,750(8)	$143,438	—	—

M. Bradley Wall	—	100,000(2)	—	$7.03	1/25/22	—	—	—	—
	—	100,000(3)		6.39	1/30/21	—	—	—	—
	50,000	50,000(4)	—	2.65	1/25/20	—	—	—	—
	75,000	25,000(5)	—	1.40	1/29/19	—	—	—	—
	75,000	25,000(6)	—	3.08	4/14/18	—	—	—	—
	53,706	—	—	3.41	9/11/17	—	—	—	—
	—	80,000(9)	—	12.52	2/5/17	—	—	—	—
	6,000	—	—	14.04	8/9/14	—	—	—	—
	6,000	—	—	44.22	8/8/13	—	—	—	—
	2,200	—	—	34.80	8/8/12	—	—	—	—

__________________

(1)	Based on the closing price of our common stock on January 27, 2012 (the last business day of fiscal 2012).

(2)	These stock options vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on January 25, 2013, January 25, 2014, January 25, 2015, and January 25, 2016. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(3)	These stock options vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on January 30, 2012, January 30, 2013, January 30, 2014, and January 30, 2015. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(4)	These stock options vest, provided that the executive’s employment continues through the applicable vesting dates, in two equal installments on January 25, 2013 and January 25, 2014. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(5)	These stock options vest on January 29, 2013, provided that the executive’s employment continues through that date. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(6)	These stock options vest on April 14, 2012, provided that the executive’s employment continues through that date. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(7)	These stock options vest, provided that the executive’s employment continues through the vesting date, on the date that the price of our common stock increases by 40% after the grant date and remains at or above that level for at least 10 consecutive trading days. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

(8)	These restricted stock units vest, provided that the executive’s employment continues through the applicable vesting dates, in three equal installments on September 11, 2012, September 11, 2013 and September 11, 2014. Vesting of restricted stock may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Restricted Stock Agreements.”

(9)	These stock options vest, provided that the executive’s employment continues through the vesting date, on the date that the price of our common stock increases by 20% (for 50% of the stock options) and 40% (for the other 50% of the stock options) after the grant date and remains at or above that level for at least 10 consecutive trading days. Vesting of stock options may accelerate upon the occurrence of certain events; see “Executive Compensation — Potential Payments upon Termination and Change in Control — Stock Option Agreements.”

Fiscal 2012 Option Exercises and Stock Vested

     The following table provides information with respect to the number and value of shares acquired by our Named Executive Officers during fiscal 2012 from the exercise of vested stock options and the vesting of restricted stock.

		Option Awards		Stock Awards
		Number of		Number of
		Shares		Shares
		Acquired	Value Realized	Acquired	Value Realized
		on Exercise	on Exercise	on Vesting	on Vesting
Name	Vesting Date	(#)	($)	(#)	($)
James H. Morgan	—	—	—	—	—

Douglas R. Muir	03/01/11	—	—	2,927	$17,299
	06/05/11	—	—	3,750	31,050
	09/11/11	—	—	9,231	74,679
	—	26,650	$161,708	—	—
	—	90,000	575,805	—	—
	—	60,000	484,670	—	—
	—	30,000	204,835	—	—

Jeffrey B. Welch	03/01/11	—	—	2,927	$17,299
	09/11/11	—	—	7,385	59,745

G. Dwayne Chambers	09/11/11	—	—	6,250	$50,563

M. Bradley Wall	09/11/11	—	—	7,385	$59,745

Potential Payments upon Termination and Change in Control

     We do not maintain any severance or change in control plans. However, pursuant to the terms of certain employment agreements, stock option agreements, restricted stock agreements, and restricted stock unit agreements, executives, including our Named Executive Officers, are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. For a detailed description of the employment agreements for our Named Executive Officers, see “Executive Compensation— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements.”

     The discussion and tables below (as well as the discussion of the employment agreements above) reflect the estimated amount of additional compensation and benefits that would be paid or accrued to each of the Named Executive Officers in the event of all applicable hypothetical scenarios, including:

  a “change in control” (as defined below), with or without a corresponding termination of employment;

  termination by us without “cause” (as defined below);

  termination by the executive for “good reason” (as defined below);

  voluntary termination;

  “retirement” (as defined below);

  “disability” (as defined below); and

  death.

     Amounts are not included for compensation and benefits to which an executive would be entitled if the specified event had not occurred.

Stock Option Agreements

Fiscal 2011 – Fiscal 2012 Stock Option Grants

     In January and March 2011, the Compensation Committee adopted a form of incentive stock option agreement and approved amendments to the form of nonqualified stock option agreement, respectively, to provide that upon a Named Executive Officer’s termination of employment with the Company not for cause or by the Named Executive Officer for good reason within two years after a change in control, his or her options will become vested and exercisable in full (a “double-trigger” requirement). The previous form of nonqualified stock option agreement provided that a Named Executive Officer’s stock options became vested and exercisable in full in the event of only a change in control (a “single-trigger” requirement). Each of the stock option agreements governing stock option grants made to the Named Executive Officers in fiscal 2012 were made pursuant to the form of incentive stock option agreement and provide that all of such options shall vest and become exercisable upon (1) termination of employment due to retirement, death, or disability or (2) upon a Named Executive Officer’s termination of employment with the Company not for cause or by the Named Executive Officer for good reason within two years after a change in control of Krispy Kreme. In the event of a change in control, the Board of Directors, in its sole discretion, may give prior written notice of such event to the executive and set a termination date for the exercise of such options. In the event of termination for cause, all options of the executive are terminated.

     In the event any of the above accelerated vesting events are triggered, the options would remain exercisable until (1) in the case of termination on account of disability, 180 days after termination, (2) in the case of termination on account of death, 360 days after termination, (3) in the case of retirement, the ten-year anniversary of the grant date, and (4) in the case of a Named Executive Officer’s termination of employment with the Company not for cause or by the Named Executive Officer for good reason within two years after a change in control, the earlier of the date specified in a notice by the Board of Directors, if any, and the then-current expiration date.

     In the case of termination for any reason other than retirement, death, disability, or cause, vested options remain exercisable for 90 days following the date of termination (without any acceleration of vesting).

     For the purposes of these stock option agreements:

     “Cause” means, generally: (a) with respect to the stock option agreements governing stock option grants made to the Named Executive Officers in fiscal 2007, the following events: (1) drug abuse by the executive; (2) alcohol abuse by the executive if it interferes with the efficient conduct of business by the executive; (3) theft, embezzlement, or other similar act by the executive of any tangible or intangible asset of Krispy Kreme or any customer or supplier of Krispy Kreme; (4) commission of any other criminal act by the executive if such act causes or is likely to cause damage to the business of Krispy Kreme; (5) a material breach by the executive of any written agreement between Krispy Kreme and the executive, or any written policy of Krispy Kreme known by and applicable to all of its employees; and (6) willful failure by the executive to follow the instructions of the Board or an officer or other supervisory employee of Krispy Kreme duly authorized to give instructions to the executive and (b) with respect to the stock option agreements governing stock option grants to the Named Executive Officers in fiscal 2008, fiscal 2009, fiscal 2010, fiscal 2011, and fiscal 2012 the following events: (1) fraud, embezzlement, theft, or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice deemed to have resulted in the executive becoming unbondable under Krispy Kreme’s fidelity bond; (2) willful misconduct deemed to be materially injurious to Krispy Kreme, monetarily or otherwise; or (3) the willful and continued failure or habitual neglect by the executive to perform his duties with Krispy Kreme substantially in accordance with the operating and personnel policies and procedures of Krispy Kreme generally applicable to all of Krispy Kreme’s employees.

     “Change in control” means, generally: (1) the acquisition by any person of 50% or more of our outstanding voting stock; (2) consummation of a merger or consolidation involving Krispy Kreme if our shareholders, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the outstanding voting securities of the surviving company in substantially the same proportion as their ownership of the voting stock of Krispy Kreme outstanding immediately before such merger or consolidation; (3) consummation of the sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) approval by our shareholders of a complete liquidation or dissolution of Krispy Kreme; or (5) a change in the majority composition of the Board not approved by a majority of the directors in office before the change.

     “Disability” means a condition where the executive either (1) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (2) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than three months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of Krispy Kreme.

     “Good reason” has the same meaning set forth in the employment agreement, if any, between the executive and the Company, or if no employment agreement exists containing such definition, “good reason” means any of the following acts by the Company within the two year period following a change in control, without the consent of the executive: (1) the assignment to the executive of duties or responsibilities materially inconsistent with, or a material diminution in, the executive’s position, authorities, duties and responsibilities; (2) a material reduction in the executive’s base salary; (3) except with respect to international executives, the relocation, without consent, of the executive’s principal place of employment more than 25 miles from the location at which the executive was stationed immediately prior to the change in control; or (4) any material breach of any employment agreement between the executive and the Company.

     “Retirement” means the executive’s termination of employment at a time when, for an executive, the sum of the executive’s age and years of employment with Krispy Kreme, its subsidiaries, and affiliates equals or exceeds 65.

Fiscal 2007 - Fiscal 2010 Stock Option Grants

     Each of the stock option agreements governing stock option grants made to the Named Executive Officers in fiscal 2007, fiscal 2008, fiscal 2009, and fiscal 2010 provide that all of such options shall vest and become exercisable upon (1) termination of employment due to retirement, death, or disability or (2) a change in control of Krispy Kreme. In the event of a change in control, the Board of Directors, in its sole discretion, may give prior written notice of such event to the executive and set a termination date for the exercise of such options. In the event of termination for cause, all options of the executive are terminated.

     In the event any of the above accelerated vesting events are triggered, the options would remain exercisable until (1) in the case of termination on account of disability, 180 days after termination, (2) in the case of termination on account of death, 360 days after termination, (3) in the case of retirement, the ten-year anniversary of the grant date, and (4) in the case of a change in control, the earlier of the date specified in a notice by the Board of Directors, if any, and the then-current expiration date.

     In the case of termination for any reason other than retirement, death, disability, or cause, vested options remain exercisable for 90 days (or 60 days with respect to the stock option agreements governing stock option grants made in fiscal 2007) following the date of termination (without any acceleration of vesting).

     For the purposes of these stock option agreements, the terms “cause,” “change in control,” “disability,” and “retirement” generally have the meanings set forth above under “Executive Compensation – Potential Payments Upon Termination or Change in Control — Stock Option Agreements — Fiscal 2012 Stock Option Grants.”

Pre-Fiscal 2007 Stock Option Grants

     Except for Mr. Muir and Mr. Chambers, all of the Named Executive Officers (including Mr. Morgan as a member of the Board of Directors) received stock option grants prior to fiscal 2007. Treatment of these options upon termination or a change in control is generally the same as the treatment of the options granted in fiscal years 2007 - 2011, except that the relevant stock option agreements define change in control (referred to in the agreements as “Corporate Reorganization”) to mean, generally: (1) any person or group purchases 50% or more of our outstanding common stock pursuant to a tender or exchange offer or otherwise becomes the owner of 50% or more of our outstanding common stock; (2) the merger or consolidation of Krispy Kreme if, as a result of which, the holders of outstanding stock of Krispy Kreme immediately prior to such merger or consolidation hold less than 50% of the stock of the surviving company; (3) the sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) the liquidation of Krispy Kreme; or (5) a change in the majority composition of the Board not approved by two-thirds of the directors in office before the change during any 24-month period during the existence of the option agreement. In addition, certain stock option agreements governing stock option grants made to Messrs. Morgan and Wall prior to 2002 do not provide that stock options vest and become exercisable upon termination of employment due to retirement, death, or disability. Mr. Muir and Mr. Chambers did not receive any stock option grants prior to fiscal 2007.

     For the purposes of these stock option agreements, the terms “disability” and “retirement” generally have the meanings set forth above under “Executive Compensation – Potential Payments Upon Termination or Change in Control — Stock Option Agreements — Fiscal 2012 Stock Option Grants.”

Restricted Stock Agreements

     Each of the restricted stock agreements governing restricted stock grants made to Messrs. Muir, Welch, and Wall in fiscal 2008 provide that all of such unvested restricted stock shall be automatically forfeited upon termination of the applicable executive’s employment, provided that all unvested restricted stock shall vest upon (1) termination of employment due to death or “disability” or (2) a “change in control” of Krispy Kreme. In addition, the restricted stock agreements of Messrs. Muir, Welch, and Wall dated September 11, 2007 provide that restricted stock grants made pursuant to these agreements shall vest upon termination of the applicable executive’s employment due to “retirement.” In fiscal 2012, the Compensation Committee approved amendments to the form of restricted stock unit agreement for future grants to provide that such restricted stock units will vest in full if an executive’s employment is terminated by the Company not for cause or by the executive for “good reason” within two years after the effective date of a change in control. For purposes of these restricted stock and restricted stock unit agreements, the terms “disability,” “change in control,” “good reason,” and “retirement” generally have the meanings set forth above under “Executive Compensation — Potential Payments Upon Termination or Change in Control — Stock Option Agreements — Fiscal 2012 Stock Option Grants.”

Termination Scenario Summary Tables

     The amounts shown in the tables below assume that the noted triggering event occurred on January 27, 2012, the last business day of fiscal 2012. Therefore, such amounts reflect the additional payments or benefits each Named Executive Officer would be entitled to receive pursuant to his employment agreement, as such existed on January 27, 2012. On March 11, 2011, the employment agreements for the Named Executive Officers were amended and restated to (1) eliminate the tax gross up in the event that a Named Executive Officer would be subject to excise tax in connection with a change in control under Section 280G of the Code, (2) provide that any severance benefits payable to Mr. Morgan following a change in control of the Company are subject to a “double trigger,” and (3) increase the severance multiplier for Messrs. Welch, Chambers, and Wall in the event of a qualifying termination within two years after a change in control. As of January 27, 2012, Mr. Morgan was the only Named Executive Officers who was retirement eligible. Other relevant assumptions and explanations are provided in the footnotes following the tables. The amounts shown reflect only the additional payments or benefits that a Named Executive Officer would have received upon the occurrence of the respective triggering events listed below; they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested absent the triggering event. The tables below do not take into account any value received by us as a result of the Named Executive Officers’ covenants not to compete.

James H. Morgan

	Termination without	Change
	cause or termination	in control
	by executive for	regardless of
Name	good reason	termination(1)	Retirement(2)	Death or disability
Compensation:
Severance pay(3)	$2,870,000	$—	$—	$—
Vesting of unvested stock options(4)	891,375	891,375	891,375	891,375
Benefits:
Health and dental insurance(5)	17	17	—	17
Total	$3,761,392	$891,392	$891,375	$891,392
____________________

(1)	Applicable only if, following a change in control, Mr. Morgan is not the chief executive officer and a member of the board of directors of a publicly traded surviving entity.

(2)	Mr. Morgan is currently “retirement” eligible under the terms of his stock option and restricted stock agreements, having achieved the definition’s requirement of age plus years of service to the Company equaling 65, and thus, upon termination of employment by reason of “retirement,” the unvested restricted stock and stock options awarded pursuant to award agreements containing retirement eligibility provisions will immediately vest.

(3)	In the case of termination without cause or termination by executive for good reason within two years following a change in control, represents two times Mr. Morgan’s base salary, plus two times the target annual bonus equal to 70% of base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the date of termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the date of termination, plus a pro-rated annual bonus equal to 70% of base salary, to be paid 60 days following the date of termination.

(4)	Represents the intrinsic value as of January 27, 2012 of unvested stock options.

(5)	Represents 12 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Morgan’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 12 months.

Douglas R. Muir

		Termination
	Termination	without cause or
	without cause	termination by	Change
	or termination	executive for good	in control
	by executive for	reason following a	regardless of
Name	good reason	change in control	termination	Death or disability
Compensation:
Severance pay(1)	$571,200	$1,356,600	$—	$—
Vesting of unvested stock options(2)	—	850,200	624,600	850,200
Benefits:
Health and dental insurance(3)	17,492	17,492	—	17,492
Total	$588,692	$2,224,292	$624,600	$867,692
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Muir’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the date of termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the date of termination, plus a pro-rated annual bonus equal to 60% of base salary to be paid 60 days following the date of termination. In the case of termination without cause or termination by executive for good reason within two years following a change in control, represents two times Mr. Muir’s base salary, plus two times the target annual bonus equal to 60% of base salary, plus a pro-rated annual bonus equal to 60% of base salary, to be paid 60 days following the date of termination.

(2)	Represents the intrinsic value as of January 27, 2012 of unvested stock options. The 2011 and 2012 grant agreements do not include vesting in the event of a change in control only.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Muir’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

Jeffrey B. Welch

		Termination
	Termination	without cause or
	without cause	termination by	Change in
	or termination	executive for good	control
	by executive for	reason following a	regardless of
Name	good reason	change in control	termination	Retirement(1)	Death or disability
Compensation:
Severance pay(2)	$528,000	$1,232,000	$—	$—	$—
Vesting of unvested stock options(3)	—	708,500	708,500	708,500	708,500
Benefits:
Health and dental insurance(4)	18,509	18,509	—	—	18,509
Total	$546,509	$1,959,009	$708,500	$708,500	$727,009
____________________

(1)	Mr. Welch is currently “retirement” eligible under the terms of his stock option and restricted stock agreements, having achieved the definition’s requirement of age plus years of service to the Company equaling 65, and thus, upon termination of employment by reason of “retirement,” the unvested restricted stock and stock options awarded pursuant to award agreements containing retirement eligibility provisions will immediately vest.

(2)	In the case of termination without cause or termination by executive for good reason, represents Mr. Welch’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the date of termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the date of termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination. In the case of termination without cause or termination by executive for good reason within two years following a change in control, represents two times Mr. Welch’s base salary, plus two times the target annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination.

(3)	Represents the intrinsic value as of January 27, 2012 of unvested stock options.

(4)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Welch’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

G. Dwayne Chambers

		Termination
	Termination	without cause or
	without cause	termination by
	or termination	executive for good
	by executive for	reason following a
Name	good reason	change in control	Death or disability
Compensation:
Severance pay(1)	$412,500	$962,500	$—
Vesting of unvested restricted shares(2)	—	143,438	143,438
Vesting of unvested stock options(3)	—	106,100	106,100
Benefits:
Health and dental insurance(4)	18,515	18,515	18,515
Total	$431,015	$1,230,553	$268,053

____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Chambers’ base salary, to be paid in 12 equal monthly installments, commencing on the first month anniversary of the date of termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination. In the case of termination without cause or termination by executive for good reason within two years following a change in control, represents two times Mr. Chambers’ base salary, plus two times the target annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination.

(2)	Represents the intrinsic value as of January 27, 2012 of unvested restricted stock awards.

(3)	Represents the intrinsic value as of January 27, 2012 of unvested stock options.

(4)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Chambers’ current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

M. Bradley Wall

		Termination
	Termination	without cause or
	without cause	termination by	Change
	or termination	executive for good	in control
	by executive for	reason following a	regardless of
Name	good reason	change in control	termination	Death or disability
Compensation:
Severance pay(1)	$405,000	$945,000	$—	$—
Vesting of unvested stock options(2)	—	708,500	520,500	708,500
Benefits:
Health and dental insurance(3)	18,493	18,493	—	18,493
Total	$423,493	$1,671,993	$520,500	$726,993
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Wall’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the date of termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the date of termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination. In the case of termination without cause or termination by executive for good reason within two years following a change in control, represents two times Mr. Wall’s base salary, plus two times the target annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following the date of termination.

(2)	Represents the intrinsic value as of January 27, 2012 of unvested stock options. The 2011 and 2012 grant agreements do not include vesting in the event of a change in control only.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Wall’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

APPROVAL OF KRISPY KREME DOUGHNUTS, INC. 2012 STOCK INCENTIVE PLAN
(Item Number 3 on the Proxy Card)

Overview

     The Board of Directors is asking shareholders to approve the Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan (the “2012 Plan”) for the purpose of replacing the 2000 Stock Incentive Plan, as amended (the “2000 Plan”), which expires on June 30, 2012. The 2012 Plan enables Krispy Kreme to continue to compensate eligible employees, non-employee directors, consultants and other persons who perform services for Krispy Kreme and its affiliates with equity-based awards for shares of our common stock after expiration of the 2000 Plan. Both the Board of Directors and the Compensation Committee have approved the 2012 Plan. No awards will be made under the 2012 Plan unless shareholders approve the plan.

Purpose of the 2012 Stock Incentive Plan

     The Board of Directors believes that Krispy Kreme’s compensation program should incent and reward employees, including our executive management team, for efforts which support the mission and strategic objectives of Krispy Kreme. This, in turn, will allow us to attract and retain well-qualified employees, including our Named Executive Officers. Equity awards are an important component of our overall compensation program because these awards provide an at-risk variable pay opportunity for long-term performance and focus our executive officers and other participants on the creation of long-term shareholder value.

     The 2000 Plan expires on June 30, 2012. As of April 13, 2012, 1,797,248 shares remained available for the grant of awards under the 2000 Plan. These shares were previously approved for issuance by our shareholders but will not be issuable under the 2000 Plan after its June 30, 2012 expiration. Approval of the 2012 Plan is critical to provide Krispy Kreme with the flexibility it needs to continue to use equity compensation to attract, retain, and motivate key members of our management team, as well as directors, other employees and service providers, all of whom are important in our efforts to promote the Company’s long-term growth and success.

“Best Practices” Integrated Into Krispy Kreme’s Compensation Program and the 2012 Plan

     Krispy Kreme’s compensation practices include a number of features that the Board of Directors believes reflect responsible compensation and governance practices and promote the interests of shareholders. Approval of the 2012 Plan will position Krispy Kreme to continue and expand these “best practices,” including the following:

  Limitation on Shares Issued. Upon shareholder approval, the 2012 Plan authorizes the issuance of no more than 3,550,000 total shares of Krispy Kreme common stock, less one share for every one share that was subject to an option or stock appreciation right (“SAR”) granted after January 29, 2012 under the 2000 Plan or the 1998 Stock Option Plan (the “1998 Plan”) (each, a “Prior Plan”) and one and thirty three-hundredths (1.33) shares for every one share that was subject to an award other than an option or SAR granted after January 29, 2012 under a Prior Plan (subject to adjustment for anti-dilution purposes). The 2012 Plan requires shareholder approval of any additional new plan shares and does not permit annual “replenishment” of shares as there is no “evergreen” plan provision.

  Conservative Share Counting Provisions. The 2012 Plan imposes conservative share counting and recycling provisions, as discussed in more detail under “Material Features of the Plan – Share and Participant Award Limitations,” below. For instance, any shares that are subject to awards other than options or SARs will be counted against the overall plan share limit as one and thirty three-hundredths (1.33) shares for every one share granted. In addition, shares tendered or withheld in payment of an option price, to satisfy option or SAR tax withholding obligations, or in connection with net stock-settled SARs will not be added back for reuse under the 2012 Plan, nor will any shares reacquired by Krispy Kreme using cash proceeds from option exercises.

  Minimum Vesting Period. A minimum vesting period generally applies to employee awards under the 2012 Plan. Stock options, SARs, restricted stock awards, and restricted stock units granted to employees under the 2012 Plan will generally be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued service (subject to certain exceptions, as outlined in the 2012 Plan), consistent with the Company’s current practice under the 2000 Plan.

  No Stock Option/SAR Repricings Without Shareholder Approval. The 2012 Plan, like the 2000 Plan, prohibits the repricing of stock options or SARs without the approval of shareholders. This 2012 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the initial price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash or for a replacement equity award, including a replacement option or SAR with a lower exercise price or initial price), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

  No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Stock options and SARs must have an exercise price or initial price, as applicable, equal to or greater than the fair market value (which is generally defined to be the closing sale price on the date of grant) of Krispy Kreme common stock on the date of grant, consistent with current practices under the 2000 Plan. In addition, the term of an option or SAR generally cannot exceed 10 years.

  No Dividends or Dividend Equivalents on Unearned Performance Awards. Like the 2000 Plan, dividends and dividend equivalents on performance-based awards issued under the 2012 Plan may only be paid if and to the extent the award has vested and/or been earned.

  “Double-Trigger” Change in Control Provisions. Current agreements for awards granted under the 2000 Plan provide that no vesting of awards will occur upon a change in control unless a qualifying termination (termination by the participant for good reason or by the Company without cause) occurs within two years following a change in control. The Company anticipates that the award agreements for use under the 2012 Plan will contain similar “double-trigger” change in control provisions. Under the definition of “change in control” in the 2012 Plan there will be no automatic accelerated vesting unless a change in control actually occurs.

  Independent Committee. Like the 2000 Plan, the 2012 Plan will be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under NYSE listing standards, “non-employee directors” under Rule 16b-3 adopted under the Exchange Act, and “outside directors” under Section 162(m) of Code to the extent required.

  Stock Ownership Guidelines and Equity Retention Policy. Our directors and executive officers (and certain other employees) are subject to our Stock Ownership Guidelines and Equity Retention Policy, which require directors and executive officers to (i) maintain ownership of Krispy Kreme stock equal to a multiple of their compensation (500% of annual cash retainer for directors; between 100% and 600% of base salary for executive officers) and (ii) retain until termination of service or employment with Krispy Kreme (or for executive officers, if earlier, until retirement eligibility) not less than the applicable percentage (75% for directors; 50% for executive officers) of all shares, net of taxes and transaction costs, acquired pursuant to an award granted under any Krispy Kreme equity compensation plan or other compensatory arrangement.

  Compensation Recovery Policy. Our directors and executive officers (and certain other employees) are also subject to our Compensation Recovery Policy, which authorizes Krispy Kreme to recover certain compensation, including equity compensation, in the event that the covered person engages in certain detrimental conduct. In addition, our current 2000 Plan award agreements provide for forfeiture of awards, shares issued pursuant to awards, and gain from the sale of such shares if a covered participant engages in certain detrimental conduct, and we currently anticipate imposing similar restrictions under the 2012 Plan award agreements.

  Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing shareholders. For additional information regarding outstanding equity awards granted to participants, including our Named Executive Officers and directors, please see “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End,” “Election of Directors — Director Compensation,” and the discussion below under “Equity Compensation Plan Information.”

Material Features of the 2012 Plan

     The material terms of the 2012 Plan are summarized below, and the full text of the 2012 Plan is set forth in Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2012 Plan.

     Purpose, Eligibility and Term

     The purposes of the 2012 Plan are to (i) promote greater stock ownership and equity-based interests in the Company by selected employees, non-employee directors, consultants and other persons who perform services for Krispy Kreme and its affiliates (“participants”); (ii) more closely link the personal interests of participants to those of the Company’s shareholders; and (iii) provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of its operation largely depends. Awards may be granted to selected employees, consultants and non-employee directors of the Company, or a parent, subsidiary or other affiliate of the Company, in the discretion of the Compensation Committee (as defined below under “Administration”). As of April 13, 2012, equity awards under the 2000 Plan were limited to approximately 134 employees and eight non-employee directors of the Company. If approved by the shareholders, the 2012 Plan will become effective on June 12, 2012 and expire on June 11, 2022 unless terminated earlier in accordance with plan terms.

     Administration

     The 2012 Plan will be administered by the Compensation Committee (or a subcommittee thereof), or by any other committee or subcommittee appointed by the Board of Directors that is granted authority to administer the plan. As noted above, Compensation Committee members are intended to be independent under applicable SEC, NYSE and Code Section 162(m) standards. In the absence of any committee being appointed, the Board has authority to administer the Plan. References in this proposal to the “Compensation Committee” include the Compensation Committee and, if applicable, the Board. In certain circumstances, and subject to restrictions under applicable law, the Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to individuals who are not officers or directors for purposes of Section 16 of the Exchange Act or “covered employees” for purposes of Section 162(m) of the Code.

     Subject to the terms of the 2012 Plan, the Compensation Committee has the full power to administer the 2012 Plan, including, without limitation, the authority to select participants, determine the sizes and types of awards and the terms and conditions of awards, approve award agreements and related instruments, interpret the 2012 Plan and award agreements, establish rules for Plan administration, amend award terms, establish deferral terms, and impose recoupment, or “clawback,” restrictions.

     Share and Participant Award Limitations

     As noted above, the maximum number of shares that are available for awards under the 2012 Plan is equal to 3,550,000 total shares of Krispy Kreme common stock, less one share for every one share that was subject to an option or SAR granted after January 29, 2012 under a Prior Plan and one and thirty three-hundredths (1.33) shares for every one share that was subject to an award other than an option or SAR granted after January 29, 2012 under a Prior Plan (subject to adjustment for anti-dilution purposes). As described below, as of January 29, 2012 there were 1,567,248 shares remaining available under the 2000 Plan and no shares remained available under the 1998 Plan as of that date.

     In addition, as described above, as of April 13, 2012, 1,797,248 shares remained available for the grant of awards under the 2000 Plan. These shares were previously approved for issuance by our shareholders but will not be issuable under the 2000 Plan once the 2000 Plan expires.

     Any shares that are subject to options or SARs awarded under the 2012 Plan will be counted against the 2012 Plan limit as one share for every one share granted, and any shares that are subject to 2012 Plan awards other than options or SARs will be counted against this limit as one and thirty three-hundredths (1.33) shares for every one share granted. If (i) any shares subject to a 2012 Plan award are forfeited, a 2012 Plan award expires or a 2012 Plan award is settled for cash (in whole or in part), or (ii) after January 29, 2012 any shares subject to a Prior Plan award are forfeited, or a Prior Plan award expires or is settled for cash (in whole or in part), then in each such case the shares subject to such 2012 Plan award or Prior Plan award will, to the extent of such forfeiture, expiration or cash settlement, again be available for awards under the 2012 Plan. In the event that withholding tax liabilities arising from a 2012 Plan award other than an option or SAR (or after January 29, 2012 a Prior Plan award other than a Prior Plan option or SAR) are satisfied by tendering or withholding shares, then the tendered or withheld shares will again be available for awards under the 2012 Plan. Any shares that again become available for use under the 2012 Plan will be added back as (i) one share for every one share subject to 2012 Plan options or SARs or Prior Plan options or SARs, and (ii) as one and thirty three-hundredths (1.33) shares for every one share subject to 2012 Plan awards other than options or SARs or Prior Plan awards other than Prior Plan options or SARs. However, the following shares will not be added back to the maximum number of shares that are available for 2012 Plan awards: (i) shares tendered or withheld in payment of the purchase price of a 2012 Plan option (or after January 29, 2012 a Prior Plan option), (ii) shares tendered or withheld to satisfy any tax withholding obligation with respect to 2012 Plan options or SARs (or after January 29, 2012 Prior Plan options or SARs), (iii) shares subject to a 2012 Plan SAR (or after January 29, 2012 a Prior Plan SAR) that are not issued in connection with its stock settlement upon SAR exercise, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of 2012 Plan options (or after January 29, 2012 Prior Plan options).

     In addition, shares subject to 2012 Plan awards through settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction do not reduce the maximum number of shares available under the 2012 Plan, and available shares under a shareholder-approved plan of an acquired company may be used for 2012 Plan awards and will not reduce the maximum number of available shares under the 2012 Plan (subject to applicable stock exchange rules). The maximum number of shares that may be issued in connection with incentive stock options (“ISOs”) is 3,550,000 shares (subject to adjustment for anti-dilution purposes).

     The 2012 Plan also imposes annual participant award limitations, as follows: (i) the maximum number of shares for which options (ISOs and nonqualified stock options, or “NQSOs”) may be granted to any individual during any calendar year is 1,000,000 shares; (ii) the maximum number of shares for which SARs may be granted to any individual during any calendar year is 1,000,000 shares (or the fair market value thereof, determined at the time of grant, for SARs settled in cash); (iii) the maximum number of shares subject to a restricted stock award, restricted stock unit and/or stock award that may be granted to any individual during any calendar year, is 1,000,000 shares (or, with respect to restricted stock units settled in cash, the fair market value thereof determined at the time of grant); (iv) the maximum number of shares subject to performance awards that may be granted to any individual during any calendar year is 1,000,000 shares (or, with respect to performance awards settled in cash, the fair market value thereof determined at the time of grant); and (v) the maximum number of shares subject to phantom stock awards which can be granted during any calendar year to any individual is 1,000,000 shares (or, with respect to phantom stock awards settled in cash, the fair market value thereof determined at the time of grant). Each of these award limitations is subject to the 2012 Plan’s anti-dilution provisions. As noted in “Executive Compensation — Grants of Plan-Based Awards,” our annual grants to our Named Executive Officers have historically been at levels well below the annual award limitations described above, although the Company believes it is in the best interests of the Company and its shareholders to reserve the flexibility to allow larger annual grants if necessary or appropriate under the circumstances.

     As of April 13, 2012, the closing price of our common stock as quoted on the New York Stock Exchange, Inc. was $6.97.

     Description of Awards

     General. Awards granted under the 2012 Plan may be ISOs, NQSOs, restricted stock awards, restricted stock units, stock awards, performance unit awards, performance share awards, SARs, and phantom stock awards.

     The Compensation Committee determines the exercise and vesting schedule and other terms and conditions of awards, subject to certain minimum vesting restrictions for employee options, SARs, restricted stock awards, and restricted stock units, as described above. Awards are generally subject to forfeiture in the event of (or after some period following) termination of employment or service, although the Company’s current general practice has been to provide for accelerated vesting in the event of death, disability, retirement or termination by the executive for good reason or by the Company other than for cause during the two-year period following a change in control. With the exception of shares subject to a restricted stock award, a participant generally will have no rights as a shareholder with respect to the shares subject to an award unless and until the shares underlying the award are distributed.

     Options. Subject to the terms of the 2012 Plan, the Compensation Committee may grant options subject to such terms and conditions as the Compensation Committee determines. Options granted under the 2012 Plan may be ISOs or NQSOs. An option entitles the participant upon exercise to purchase shares of Krispy Kreme common stock from the Company at the exercise price for a stated option period, generally not to exceed 10 years. The exercise price is determined by the Compensation Committee at the time of grant and may not be less than 100% of the fair market value of our common stock subject to the option (except for certain options assumed or substituted in a merger or similar transaction where the option price is adjusted in accordance with applicable tax regulations). The Compensation Committee may grant ISOs only to employees, including officers, of Krispy Kreme or a parent or subsidiary. NQSOs may be granted to any person employed by or performing services for Krispy Kreme or an affiliate, including non-employee directors and consultants. ISOs are also subject to certain limitations prescribed by the Code, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of our voting stock, unless the option price is at least 110% of the fair market value of our common stock subject to the option at the time of grant and the option term does not exceed five years.

     Payment of the option price at exercise may be paid in cash or in such other form of consideration as the Compensation Committee may approve, which may include cash equivalents, shares of our common stock delivered or withheld, cashless exercise or by any other means which the Compensation Committee determines to be consistent with the 2012 Plan’s purpose and applicable law. The Compensation Committee may establish terms and conditions applicable to any such payment methods.

     Stock Appreciation Rights. Subject to the terms of the 2012 Plan, the Compensation Committee may grant SARs upon such terms and conditions as the Compensation Committee determines. Generally, no SAR shall be exercisable later than the tenth anniversary date of its grant. The Compensation Committee may grant an SAR in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. An SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee, which may not be less than 100% of the fair market value of our common stock at the time the SAR is granted or the option exercise price of the related option (except in the case of certain SARs assumed or substituted in a merger or similar transaction in accordance with applicable tax regulations). Such excess amount shall be payable in our common stock, in cash, or in a combination of both, as determined by the Compensation Committee.

     Restricted Stock Awards, Restricted Stock Units and Other Stock Awards. Subject to the terms of the 2012 Plan, the Compensation Committee may grant restricted stock awards, restricted stock units and stock awards subject to such terms and conditions as the Compensation Committee determines. These conditions may include, for example, payment of a purchase price, continued service and/or attainment of performance conditions. Restricted stock awards are awards payable in shares of our common stock that are subject to a substantial risk of forfeiture. Restricted stock units are awards which may be settled in shares of our common stock, cash (in an amount equal to the fair market value of one share for each restricted stock unit) or a combination of cash and stock, and which are subject to a substantial risk of forfeiture. The Compensation Committee also may grant stock awards upon such terms and conditions as it determines (by way of example, as additional compensation for services or in lieu of cash or other compensation), which may, but are not required to, include vesting or other conditions.

     Performance Awards. Subject to 2012 Plan terms, the Compensation Committee may grant performance awards subject to such terms and conditions as the Compensation Committee determines. A performance award may consist of performance unit awards (a right to receive, upon attainment of specified performance or other objectives, cash, shares of our common stock or a combination of both and which has an initial value determined in a dollar amount established by the Compensation Committee) and/or performance share awards (a right to receive, upon attainment of specified performance or other objectives, cash, shares of our common stock or a combination of both and which has a value on the grant dated determined by reference to our common stock).

     Phantom Stock Awards. Subject to 2012 Plan terms, the Compensation Committee may grant phantom stock awards upon such terms and conditions as the Compensation Committee determines. Phantom stock awards are awards of a number of hypothetical share units with respect to shares of Krispy Kreme common stock with a value on the payment date equal to the fair market value of a share of our common stock on the vesting date (or other applicable date(s)). Phantom stock awards may be payable in our common stock, cash, or a combination of both, as determined by the Compensation Committee.

     Change in Control

     The Compensation Committee has discretion to determine at any time the effect, if any, on an award, in the event of a change in control. The Compensation Committee’s discretion includes, but is not limited to, the discretion to determine with respect to all or any portion of an award that (i) the award will vest, be earned and/or become exercisable upon a change in control, (ii) vesting, earning, and/or exercisability of the award will accelerate upon a change in control, (iii) exercise of the award must occur, if at all, within time period(s) specified by the Compensation Committee, after which time period(s) the award will, unless the Compensation Committee determines otherwise, terminate, (iv) the award will be assumed or substituted for another award, (v) the award will be cancelled without the payment of consideration, (vi) the award will be cancelled in exchange for a cash payment or other consideration in an amount determined by the Compensation Committee, (vii) the award will be subject to such treatment (including but not limited to cancellation, cashout, assumption, or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the change in control transaction (e.g., a merger agreement); and/or (viii) other actions (or no action) will be taken with respect to the award. The Compensation Committee also has discretion to determine that acceleration or any other effect of a change in control on an award will be subject to both a change in control and termination of employment or service of the participant upon such terms and conditions as may be established by the Compensation Committee. The Company currently intends that awards granted under the 2012 Plan will be subject to a “double trigger,” that is, Company termination without cause or a constructive termination in connection with, or during a specified period following, a change in control, consistent with current practice under the 2000 Plan.

     Amendment and Termination

     The 2012 Plan and awards may be amended or terminated at any time by the Board of Directors, subject to the following conditions: (i) shareholder approval is required of any 2012 Plan amendment if required by applicable law, rule, or regulation; and (ii) an amendment or termination of an award may not materially adversely affect any outstanding award without the participant’s consent. In addition, except for anti-dilution adjustments made under the 2012 Plan, without shareholder approval, (i) the option price for any outstanding option or initial price of any outstanding SAR granted under the 2012 Plan may not be decreased after the date of grant, (ii) an outstanding option or SAR that is underwater may not be surrendered to the Company for cash or as consideration for the grant of a new option or SAR with a lower exercise or initial price than the original option or SAR, as the case may be, or for other equity awards without shareholder approval, and (iii) no other action may be taken with respect to options or SARs that would be treated as a repricing under applicable stock exchange rules.

     The Compensation Committee has the authority to make adjustments to awards upon the occurrence of certain unusual or nonrecurring events, if the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Plan or necessary or appropriate to comply with applicable laws, rules, or regulations.

     Transferability

     ISOs are not transferable other than by will or the laws of intestate succession or, in the Compensation Committee’s discretion, as may otherwise be permitted in accordance with Section 422 of the Code and related regulations. NQSOs and SARs are not transferable other than by will or the laws of intestate succession, except without consideration and as may be permitted by the Compensation Committee in a manner consistent with applicable law, including the registration provisions of the Securities Act of 1933, as amended. Restricted stock awards, restricted stock units, phantom stock awards, and performance awards generally are not transferable other than by will or the laws of intestate succession.

     Compliance with Section 162(m) of the Internal Revenue Code

     The 2012 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the plan to “covered employees” (generally, the chief executive officer and the three next highest compensated named executive officers other than the chief financial officer). Section 162(m) of the Code generally denies a public corporation a deduction for annual compensation in excess of $1,000,000 paid to each of the covered employees of the corporation unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. All of the members of our Compensation Committee are intended to be outside directors under Code Section 162(m) standards. In addition to other requirements for the performance-based compensation exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met.

     The eligibility and participant award limitations under the 2012 Plan are described above under “Material Features of the Plan – Purpose, Eligibility and Term” and “–Share and Participant Award Limitations”, respectively. To the extent that an award to a covered employee is intended to comply with the Section 162(m) performance-based compensation exception, the performance targets will be established by the Compensation Committee on a corporate, division, business unit, and/or individual basis (and on an absolute or relative basis), and the performance goals that may be used by the Compensation Committee for such awards must be based on any one or more of the following performance measures, as selected by the Compensation Committee: earnings, earnings per share, earnings before interest, taxes, depreciation and amortization (EBITDA), revenue, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, same store sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sale standards, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable.

     Compliance with Section 409A of the Internal Revenue Code

     Awards granted under the 2012 Plan may be subject to Section 409A of the Code. Code Section 409A imposes certain requirements on compensation that is deemed to involve deferred compensation. If Code Section 409A applies to the 2012 Plan or any award, and the 2012 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to Code Section 162(m) and certain reporting requirements, the Company will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. Although we intend that the 2012 Plan and awards granted under the plan will comply with (or be exempt from) Code Section 409A and related regulations and guidelines to the extent practicable, we do not undertake or have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

     Certain Federal Income Tax Consequences

     The following discussion summarizes the principal federal income tax consequences of awards granted under the 2012 Plan based on federal income tax laws in effect as of the date of this Proxy Statement. The summary is general in nature and does not address any foreign, state, or local tax consequences of participation in the 2012 Plan.

     Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and it will not result in a deduction to Krispy Kreme. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is an ISO or a NQSO.

     Upon the exercise of a NQSO, the optionee will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. Krispy Kreme will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock.

     Generally, an optionee will not recognize ordinary taxable income at the time of grant or exercise of an ISO and no deduction will be available to Krispy Kreme, provided the option is exercised while the optionee is an employee or within three months following termination of employment (or longer, in the case of termination of employment by reason of disability or death). If an ISO granted under the 2012 Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a NQSO. Also, an ISO granted under the 2012 Plan will be treated as a NQSO to the extent it (together with any other ISOs granted under other plans of Krispy Kreme and its subsidiaries) first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

     If shares of common stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “disqualifying disposition”), the optionee will recognize ordinary income at the time of disposition, and Krispy Kreme will generally be able to claim a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a disqualifying disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the disqualifying disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

     Although the exercise of an ISO as described above would not produce ordinary taxable income to the optionee, it would result in an increase in the optionee’s alternative minimum taxable income and may result in an alternative minimum tax liability.

     Restricted Stock Awards. A participant who receives shares of restricted stock will generally recognize ordinary income at the time the restrictions lapse, that is, when the shares vest or are no longer subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the common stock at the time the shares vest (less any amounts paid for the shares). This amount is generally deductible for federal income tax purposes by Krispy Kreme. Dividends paid with respect to unvested restricted stock will be ordinary compensation income to the participant (and generally deductible by Krispy Kreme). Any gain or loss upon a subsequent sale or exchange of the shares of common stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock. The holding period for this purpose will begin on the date following the date the shares vest.

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Code Section 83(b) of the Code. In such event, the participant will recognize as income the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse) over the purchase price (if any), and Krispy Kreme will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Code Section 83(b) election has been made will not be deductible to Krispy Kreme. If a Code Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

     Stock Appreciation Rights, Restricted Stock Units, Performance Awards, Phantom Stock Awards and Stock Awards. With respect to SARs, restricted stock units, performance share awards, performance unit awards, phantom stock awards, and stock awards, generally, when a participant receives (or constructively receives) payment with respect to an award granted to him or her under the 2012 Plan, the amount of cash and the fair market value of any other property (e.g., shares of our common stock) received (less the amount paid, if any, for the stock) will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to Krispy Kreme.

     Payment of Withholding Taxes. Krispy Kreme may withhold, or require a participant to remit to Krispy Kreme, an amount sufficient to satisfy any federal, state, local, or foreign withholding tax requirements associated with awards under the 2012 Plan. Such withholding may be in the form of share withholding if approved by the Compensation Committee.

     Special Rules. Certain special rules apply if the exercise price for an option is paid in shares previously owned by the optionee rather than in cash.

     Limitation on Deductibility. As noted above, Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 2012 Plan) by a public company to each covered employee (the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer)) to no more than $1,000,000. Although Krispy Kreme’s policy is to maximize the deductibility of executive compensation to the extent practicable, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Code if it is determined to be in the best interests of Krispy Kreme to do so.

Equity Compensation Plan Information

     The following table provides information with respect to securities authorized for issuance under all of the Company’s equity compensation plans as of January 29, 2012.

Number of
Securities
Remaining
	Number of		Available for
	Securities		Future Issuance
	to be	Weighted	Under Equity
	Issued Upon	Average	Compensation
	Exercise of	Exercise Price	Plans
	Outstanding	of Outstanding	(Excluding
	Options,	Options,	Securities
	Warrants and	Warrants and	Reflected in
	Rights	Rights	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,326,703(1)	$9.35(2)	3,567,248(3)
Equity compensation plans not approved by security holders	1,200,000(4)	7.75	Not applicable

____________________

(1)       Includes the following awards granted under the 2000 Plan:

Item	Number of Shares
Outstanding stock options	5,809,391
Unvested restricted stock units granted to employees	1,056,532
Vested deferred stock units granted to non-employee directors and subject to Company’s Stock Ownership Guidelines and Equity
Retention Policy, as described above	1,460,780
TOTAL	8,326,703

(2)	Computed solely with respect to outstanding stock options.

(3)	Represents 1,567,248 shares of common stock which may be issued pursuant to awards under the 2000 Plan and 2,000,000 shares of common stock which may be issued pursuant to awards under the Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each employee of the Company or any participating subsidiary (other than those whose customary employment was for not more than five months per calendar year) was eligible to participate after the employee completed 12 months of employment, and each participant could elect to purchase shares of Company common stock at the end of quarterly offering periods. The amount of shares that could be purchased was based on the amount of payroll deductions a participant elected to have withheld and applied at the end of the purchase period to the purchase of shares (ranging from 1 to 15% of the participant’s base compensation). The purchase price for the shares was the lesser of the fair market value of the shares on the first day of the purchase period or the last day of the purchase period. Effective October 21, 2005, the Company halted purchases under the Employee Stock Purchase Plan.

(4)	Represents shares of common stock issuable upon the exercise of a stock warrant granted to an advisory firm in fiscal 2006 in exchange for services and which expires on January 31, 2013.

     The 1,567,248 shares remaining available for future issuance in column (c) above under the 2000 Plan will no longer be available for future grants if the 2012 Plan is approved by shareholders (and no grants may be made under the 2000 Plan after its expiration on June 30, 2012). No shares remained available under the 1998 Plan as of January 29, 2012.

     As of January 29, 2012, there were outstanding under the Prior Plans options to purchase a total of 5,809,391 shares, with a weighted average exercise price of $9.35 and weighted average remaining term of 6.6 years, and 1,056,532 shares underlying granted but unvested restricted stock units (“RSUs”). There are 1,460,780 shares of common stock issuable pursuant to deferred stock units related to vested RSUs granted to directors who have elected to defer issuance of such shares until the completion of service on the Board of Directors. Deferral was made in order to comply with our Stock Ownership Guidelines and Equity Retention Policy without being subject to current income tax on vesting of the RSUs.

     The following table sets forth the number of shares subject to stock options, the number of shares of restricted stock and the number of shares subject to RSUs granted by the Company in the 2012, 2011 and 2010 fiscal years. In addition, the table provides the weighted average number of shares of common stock outstanding in the fiscal year indicated.

			Weighted Average Number
Year	Number of Options Granted	Number of RSUs Granted	of Shares of Common Stock
			Outstanding
Fiscal 2012	1,040,000	668,448	69,145,191
Fiscal 2011	905,000	420,000	68,336,508
Fiscal 2010	870,000	727,264	67,492,619

Recommendation

     The Board of Directors recommends a vote “FOR” approval of the 2012 Plan described above.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Item Number 4 on the Proxy Card)

     The Audit Committee appointed PricewaterhouseCoopers LLP as Krispy Kreme’s independent registered public accounting firm to audit Krispy Kreme’s financial statements for its fiscal year ending February 3, 2013. PricewaterhouseCoopers LLP has served as independent registered public accounting firm to Krispy Kreme since 1992. While ratification by the shareholders of this appointment is not required by law, our articles of incorporation or bylaws, our Board believes that such ratification is desirable. If shareholders do not ratify the decision of the Audit Committee to reappoint PricewaterhouseCoopers LLP as Krispy Kreme’s independent registered public accounting firm for fiscal 2013, the Audit Committee will take the action of the shareholders into account in selecting an independent registered public accounting firm for fiscal 2014. The Board of Directors recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm to Krispy Kreme for fiscal 2013.

INFORMATION RELATED TO OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

     PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for fiscal 2011 and fiscal 2012. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting for purposes of answering appropriate questions that any shareholder may wish to ask, and such representatives will have an opportunity to make a statement at the Annual Meeting if they so desire.

Fees

     The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP to the Company in each of the last two fiscal years for audit and non-audit services. The nature of the services provided in each such category is described following the table.

	2012	2011
Audit Fees	$1,033,000	$1,198,385
Audit-Related Fees	3,000	67,800
Tax Fees	—	—
All Other Fees	4,500	3,900
Total	$1,040,500	$1,270,085

Audit Fees — Consists of aggregate fees for professional services rendered for the audits of the annual financial statements of Krispy Kreme and reviews of financial statements included in the Company’s Forms 10-Q.

Audit-Related Fees — Consists of aggregate fees for accounting consultations.

Tax Fees — Consists of aggregate fees for tax advice.

All Other Fees — Consists of aggregate fees for accounting research tools.

Pre-Approval of Audit and Non-Audit Services

     The Audit Committee is responsible for pre-approving all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm. To help fulfill this responsibility, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. Under the policy, all audit and non-audit services must be pre-approved by the Audit Committee either (1) before the commencement of each service on a case-by-case basis, called “specific pre-approval,” or (2) by the description in sufficient detail in exhibits to the policy of particular services which the Audit Committee has generally approved, without the need for case-by-case consideration, called “general pre-approval.” Unless a particular service has received general pre-approval, it must receive the specific pre-approval of the Audit Committee or one of its members to whom the Audit Committee has delegated specific pre-approval authority. The policy describes the audit and audit-related services, if any, which have received general pre-approval. These general pre-approvals allow the Company to engage the independent registered public accounting firm for the enumerated services for individual engagements up to the fee limits described in the policy. The Audit Committee periodically reviews the services that have received general pre-approval and the associated fee ranges. The policy does not delegate to management the Audit Committee’s responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services described above under Audit-Related Fees, Tax Fees, and All Other Fees for fiscal 2011 and fiscal 2012 were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2012

     The Audit Committee assists the Board of Directors in its oversight of the integrity of Krispy Kreme’s financial statements, compliance with legal and regulatory requirements, the manner in which management assesses, monitors, and manages the Company’s risk exposure and the adequacy of the Company’s risk-management activities, the qualifications and independence of the independent registered public accounting firm, and the performance of the independent registered public accounting firm and the internal audit function. Management is responsible for Krispy Kreme’s financial statements, internal controls, and the financial reporting process. Krispy Kreme’s independent registered public accounting firm is responsible for expressing an opinion that the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board. In conjunction with the specific activities performed by the Audit Committee in its oversight role:

1.	The Audit Committee has reviewed and discussed the audited financial statements, as of and for the year ended January 29, 2012, with management of Krispy Kreme.

2.	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed as required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm such firm’s independence.

     Based on the review and discussions referred to in paragraphs one through three above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2012 Form 10-K for filing with the SEC.

Robert S. McCoy, Jr., Chair
Andrew J. Schindler
Michael H. Sutton

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

     Except as described in the following paragraph, there were no reportable transactions with related persons in fiscal 2012.

     Our franchisee for the Middle East, Kuwait Food Company (Americana), is an affiliate of Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. (“Al Kharafi”), which was the beneficial owner of 12.7% of our common stock as of April 13, 2012. We had transactions in the normal course of business with this franchisee (including sales of doughnut mix and equipment to the franchisee and royalties payable to us by the franchisee based on its sales at Krispy Kreme franchise stores) totaling approximately $5.9 million in fiscal 2012. Such transactions were conducted pursuant to development and franchise agreements, the terms of which are substantially the same as those currently offered to our other international franchisees. In March 2012, the Audit Committee reviewed the ongoing relationship with Al Kharafi and determined that it was in the best interests of the Company and its shareholders to continue the related person transaction with Al Kharafi in fiscal 2013.

Review, Approval, or Ratification of Transactions with Related Persons

     Our Audit Committee has adopted a written Policy and Procedures with Respect to Related Person Transactions (the “Policy”), which is available on our web site at http://investor.krispykreme.com/governance.cfm. The Policy provides that any proposed Related Person Transaction must be submitted to the Audit Committee for consideration. In determining whether or not to approve the transaction, the Policy provides that the Committee shall consider all of the relevant facts and circumstances available to the Committee, including (if applicable), but not limited to: the benefits to us; the impact on a director’s independence, if applicable; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Policy provides that the Committee shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of Krispy Kreme and its shareholders, as the Committee determines in good faith. The Policy provides that all material related person transactions are to be disclosed to the full Board of Directors.

     For purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Krispy Kreme (including any of its subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has, or will have a direct or indirect material interest.

     For purposes of the Policy, a “Related Person” means:

(1)	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee to become a director of Krispy Kreme;

(2)	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; or

(3)	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee, or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of beneficial ownership and changes in such ownership with the SEC. Such officers, directors, and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our executive officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during fiscal 2012, except for Darryl R. Marsch, our Senior Vice President, General Counsel and Secretary, with respect to the surrender of shares to cover tax withholding for the vesting of a restricted stock award on May 21, 2011. A Form 4 reporting this transaction was filed May 25, 2011.

SHAREHOLDERS’ PROPOSALS FOR 2013 ANNUAL MEETING

     Shareholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our bylaws.

     The 2013 Annual Meeting of Shareholders is tentatively scheduled to be held on June 18, 2013. Shareholder proposals that are intended to be included in our Proxy Statement and proxy relating to the 2013 Annual Meeting of Shareholders must be received by us no later than January 11, 2013 to be considered for inclusion.

     If a shareholder intends to submit a nomination for director for our 2013 Annual Meeting of Shareholders that is not to be included in Krispy Kreme’s Proxy Statement and proxy relating to the 2013 Annual Meeting of Shareholders, the shareholder must give us notice in accordance with the requirements set forth in Krispy Kreme’s bylaws during the period from February 12, 2013 to March 14, 2013, the period that is not less than 90 days nor more than 120 days prior to the first anniversary date of Krispy Kreme’s 2012 Annual Meeting of Shareholders. Krispy Kreme’s bylaws require that certain information with respect to the nomination and the shareholder making the nomination be set forth in the notice.

     If the date of the 2013 Annual Meeting of Shareholders is not scheduled within a period commencing 30 days before the first anniversary date of Krispy Kreme’s 2012 Annual Meeting of Shareholders and ending 60 days after such anniversary date, shareholders will be advised of such change and of the new dates for submission of nominations for directors.

     If a shareholder intends to submit a proposal for our 2013 Annual Meeting of Shareholders that is not to be included in Krispy Kreme’s Proxy Statement and proxy relating to the 2013 Annual Meeting of Shareholders, the shareholder generally must give us notice in accordance with the requirements set forth in Krispy Kreme’s bylaws during the period that is not less than 40 days nor more than 90 days before Krispy Kreme’s 2013 Annual Meeting of Shareholders. Krispy Kreme’s bylaws require that certain information with respect to the proposal and the shareholder making the proposal be set forth in the notice.

     To obtain a copy of the relevant bylaw provision or to submit a proposal, a shareholder must submit such request or proposal in writing to: Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary.

HOUSEHOLDING

     Krispy Kreme has previously adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple registered shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

     If you are a registered shareholder (your shares are held directly in your name) and you wish to opt out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to 30 days before the mailing of proxy materials, which we expect to be mailed in April or May of each year, by calling our Investor Relations Department at (336) 726-8917 or by notifying us in writing at: Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. You also may request additional copies of the proxy materials by notifying us in writing at the same address.

     If you share an address with another registered shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address.

OTHER MATTERS

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the materials enclosed herewith, and soliciting proxies will be paid by Krispy Kreme. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of our common stock. The solicitation of proxies will be conducted primarily by mail, but may include telephone, email, or oral communications by directors, officers, or regular employees of Krispy Kreme, acting without special compensation. In addition, Krispy Kreme has engaged Innisfree M&A Incorporated to act as its proxy solicitor and has agreed to pay it approximately $10,000 plus reasonable fees and expenses for such services.

     Whether or not you plan on attending the Annual Meeting, please fill in, date, sign, and mail the accompanying proxy card, or vote by telephone or electronically through the Internet as soon as possible. If you attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time. Seating is limited at the Annual Meeting. If you plan to attend, you MUST follow the instructions described above under “Proxy Solicitation and General Information — Admission to Annual Meeting.”

BY ORDER OF THE BOARD OF
DIRECTORS,

DARRYL R. MARSCH
Secretary

Appendix A

KRISPY KREME DOUGHNUTS, INC.

2012 STOCK INCENTIVE PLAN

A-1

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ARTICLE 9. PERFORMANCE AWARDS		14
9.1	Grants	14
9.2	Earning the Award; Forfeiture	14
9.3	Payment	14
9.4	Shareholder Rights	14
9.5	Nonassignability	14

ARTICLE 10. PHANTOM STOCK AWARDS		14
10.1	Grants	14
10.2	Earning the Award; Forfeiture	14
10.3	Payment	15
10.4	Shareholder Rights	15
10.5	Nonassignability	15

ARTICLE 11. BENEFICIARY DESIGNATION		15

ARTICLE 12. DEFERRALS		15

ARTICLE 13. RIGHTS OF PARTICIPANTS		15
13.1	No Right to Employment or Service	15
13.2	Participation	15

ARTICLE 14. CHANGE IN CONTROL		16
14.1	Definition	16
14.2	Effect of Change in Control	16

ARTICLE 15. AMENDMENT, MODIFICATION AND TERMINATION		17
15.1	Plan Amendment, Modification and Termination	17
15.2	Award Amendment, Modification and Termination	17
15.3	Amendments to Comply with Applicable Law, Etc.	17

ARTICLE 16. WITHHOLDING		17
16.1	Tax Withholding	17
16.2	Share Withholding	17

ARTICLE 17. INDEMNIFICATION		17

ARTICLE 18. ADDITIONAL PROVISIONS		18
18.1	Gender and Number	18
18.2	Severability	18
18.3	Compliance with Applicable Law	18
18.4	Section 16 Compliance	18
18.5	Governing Law	18
18.6	Code Section 409A	18
18.7	Shareholder Approval	19
18.8	Compliance With Code Section 162(m)	19
18.9	Unfunded Plan; No Effect on Other Plans	19
18.10	Rules of Construction	20
18.11	Successors and Assigns	20
18.12	Right of Offset	20
18.13	Fractional Shares	20
18.14	Uncertificated Shares	20
18.15	Income and Other Taxes	20
18.16	Compliance with Recoupment, Ownership and Other Policies	20
18.17	Dividends and Dividend Equivalents	20

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KRISPY KREME DOUGHNUTS, INC.

2012 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

          1.1 Establishment of the Plan. Krispy Kreme Doughnuts, Inc., a North Carolina corporation (hereinafter referred to as the “Company”), hereby establishes a stock incentive plan known as the “Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Awards, Stock Appreciation Rights, Performance Unit Awards, Performance Share Awards and Phantom Stock Awards. The Plan shall become effective on June 12, 2012 (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

          1.2 Purpose of the Plan. The purposes of the Plan are to promote greater stock ownership and equity-based interests in the Company by selected Employees, Directors and Consultants who perform services for the Company or its Parent, Subsidiaries or other Affiliates (the “Participants”); to more closely link the personal interests of Participants to those of the Company’s shareholders; and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

          1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

     In addition to other terms defined herein or in an Agreement, whenever used in the Plan or an Agreement, the following terms shall have the meanings set forth below unless the Committee determines otherwise:

(a)	“Agreement” means an award agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. An Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to Shares or any other benefit underlying an Award, as may be established by the Committee.

(b)	“Affiliate” means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)	“Applicable Law” means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange.

(d)	“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Awards, Performance Unit Awards, Performance Share Awards, Stock Appreciation Rights and Phantom Stock Awards.

(e)	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(f)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(g)	“Cause” means, unless the Committee determines otherwise, (i) with respect to the Company or any Affiliate which employs the Participant or for which the Participant primarily performs services, the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any

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other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the Participant’s becoming unbondable under the Company’s or the Affiliate’s fidelity bond; (ii) the willful engaging by the Participant in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any Affiliate, monetarily or otherwise; or (iii) the willful and continued failure or habitual neglect by the Participant to perform his duties with the Company or the Affiliate substantially in accordance with the operating and personnel policies and procedures of the Company or the Affiliate generally applicable to their employees. Notwithstanding the foregoing, if the Participant has entered into an employment, consulting or other similar agreement that is binding as of a Participant’s Termination Date, and if such employment or other agreement defines “Cause,” then, unless the Committee determines otherwise, the definition of “Cause” in such agreement shall apply to the Participant in this Plan. “Cause” shall be determined by the Committee. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto. Any reference herein to a specific Code Section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(i)	“Committee” means (i) the Board committee appointed by the Board to administer the Plan, as specified in Article 3; or (ii) in the absence of such appointment, or in the event the Board reserves authority to administer the Plan in whole or in part, the Board itself.

(j)	“Common Stock” means the common stock of the Company, no par value per share, or any successor securities thereto.

(k)	“Company” means Krispy Kreme Doughnuts, Inc., a North Carolina corporation, or any successor thereto as provided in Section 18.11.

(l)	“Consultant” means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

(m)	“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(n)	“Covered Employee” means a Participant who would be considered a “covered employee” as defined in the regulations promulgated under Code Section 162(m) or any successor statute.

(o)	“Director” means any individual who is a member of the Board of Directors of the Company or the board of directors of an Affiliate.

(p)	“Disability” means, unless the Committee determines otherwise (taking into account any Code Section 409A considerations), a condition where the Participant either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company. Notwithstanding the foregoing, if the Participant has entered into an employment, consulting or other agreement that is binding as of a Participant’s Termination Date, and if such employment or other agreement defines “Disability,” then, unless the Committee determines otherwise, the definition of “Disability” in such agreement shall apply to the Participant in this Plan.

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(q)	“Effective Date” shall have the meaning ascribed to such term in Section 1.1.

(r)	“Employee” means any employee of the Company or any Parent, Subsidiary or other Affiliate (including entities which become Affiliates after the Effective Date); provided, however, that, with respect to Incentive Stock Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto). Directors who are not otherwise employed by the Company or an Affiliate are not considered Employees under this Plan.

(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(t)	“Fair Market Value” shall, unless the Committee determines otherwise, be determined as follows:

(i) If, on the relevant date, the Shares are traded on a national or regional securities exchange and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; and

(ii) If, on the relevant date, the Shares are not listed on any securities exchange, but nevertheless are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the closing sales price for such stock on such system or by such securities dealer on the relevant date, but if selling prices are not reported, the mean between the high bid and low asked prices for the Shares on the relevant date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

(iv) Notwithstanding the foregoing, (A) with respect to the grant of Incentive Stock Options, the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (B) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(u)	“Good Reason” shall, unless the Committee determines otherwise, have the meaning given such term in an Agreement, if and to the extent applicable.

(v)	“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

(w)	“Initial Value” means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, a price that is no less than the Fair Market Value of one Share on the date of grant.

(x)	“Insider” shall mean an Employee who is, on the relevant date, an officer or a director of the Company as determined under Section 16 of the Exchange Act.

(y)	“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Code Section 422.

(z)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(aa)	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(bb)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

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(cc)	“Participant” means an Employee, Director or Consultant who performs services for the Company or a Parent, Subsidiary or other Affiliate and who has been selected to participate in the Plan.

(dd)	“Performance Award” means a Performance Unit Award or a Performance Share Award as described in Article 9.

(ee)	“Performance Share Award” means a Performance Award, which, in accordance with the terms of Article 9 and the other provisions of the Plan and subject to an Agreement, may entitle the Participant, or his estate or beneficiary in the event of the Participant’s death, upon attainment of specified performance or other objectives, to receive cash, Shares or a combination thereof and which has a value on the grant date determined by reference to the Common Stock.

(ff)	“Performance Unit Award” means a Performance Award, which, in accordance with the terms of Article 9 and the other provisions of the Plan and subject to an Agreement, may entitle the Participant, or his estate or beneficiary in the event of the Participant’s death, upon attainment of specified performance or other objectives, to receive cash, Shares or a combination thereof and which has an initial value determined in a dollar amount established by the Committee.

(gg)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(hh)	“Phantom Stock Award” means an Award granted under Article 10, entitling a Participant to a payment in cash, Shares or a combination of cash and Shares (as determined by the Committee), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Committee. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a Share.

(ii)	“Plan” means this Krispy Kreme Doughnuts, Inc. 2012 Stock Incentive Plan, including any amendments or restatements thereto.

(jj)	“Prior Plan” means the Company’s 2000 Stock Incentive Plan and 1998 Stock Option Plan, in each case as such plan may be amended.

(kk)	“Restricted Stock Award” or “RSA” means an Award of Restricted Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, which Shares of Restricted Stock are nontransferable and subject to a substantial risk of forfeiture.

(ll)	“Restricted Stock” means the Shares subject to a Restricted Stock Award. Shares shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

(mm)	“Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Article 8 which is settled, if at all, (i) by the delivery of one Share for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one Share for each Restricted Stock Unit, as determined by the Committee. A Restricted Stock Unit represents the promise of the Company to deliver Shares, cash or a combination thereof, as applicable, at the end of the applicable Restricted Period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Agreement and any other terms and conditions established by the Committee.

(nn)	“Retirement” means, unless the Committee determines otherwise, retiring from employment with the Company or any Affiliate at any time on or after the date when the Participant’s age plus years of service equals or exceeds sixty five (65). Notwithstanding the foregoing, if the Participant has entered into an employment, consulting or other agreement that is binding as of a Participant’s Termination Date, and if such employment or other agreement defines “Retirement,” then, unless the Committee determines otherwise, the definition of “Retirement” in such agreement shall apply to the Participant.

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(oo)	“SAR” means a stock appreciation right that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, Shares or a combination thereof, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

(pp)	“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

(qq)	“Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.4).

(rr)	“Stock Award” means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Participant.

(ss)	“Subsidiary” means (i) in the case of an ISO, any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code Section 424(f)), and (ii) in the case of all other Awards, in addition to a “subsidiary corporation” as defined above, a partnership, limited liability company, joint venture or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

(tt)	“Termination Date” means the date of termination of a Participant’s employment or service for any reason, as determined by the Committee.

ARTICLE 3. ADMINISTRATION

          3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board (or a subcommittee thereof), or by any other Board committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. To the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required. In the absence of any such appointment of authority by the Board to the Committee, or in the event that the Board determines to administer the Plan in whole or in part, the Plan shall be administered by the Board. References to the “Committee” shall refer to the Committee and, if and as applicable, the Board.

          3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select the Participants who shall participate in the Plan (who may change from time to time); determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including but not limited to conditions regarding the vesting, exercisability and earning of Awards, restrictions on transferability and the duration of the Awards); approve the forms of Agreements or other instruments related to Awards; construe and interpret the Plan and any Agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the vesting, earning or exercisability of Awards, extending the period during which Options or SARs may be exercised (subject to any Code Section 409A considerations) and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. The Committee may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any Shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of

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an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. The Committee shall also have authority to make all other determinations which may be necessary or advisable in the Committee’s opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

          3.3 Decisions Binding; Committee Action; Limitations of Liability. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Participants and their estates and beneficiaries. In addition to action by meeting in accordance with Applicable Law, any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Plan administrator for any action or determination made in good faith with respect to the Plan, an Award or an Agreement.

          3.4 Participants in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures, appendices and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Affiliate may operate to assure the viability of the benefits from Awards granted to Participants employed or providing services in such countries and to meet the objectives of the Plan.

          3.5 No Option or SAR Repricing Without Shareholder Approval. Except as provided in Section 4.4 hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, (i) Options and SARs issued under the Plan shall not be amended to lower their exercise price, (ii) Options and SARs issued under the Plan shall not be exchanged for cash, for other Options or SARs with lower exercise prices, or for other equity awards at a time when the original Option or SAR has an Option Price or Initial Value, as the case may be, above the Fair Market Value per Share, and (iii) no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal securities exchange on which the Shares are listed.

          3.6 Delegation. Notwithstanding the other provisions of Article 3, the Committee may delegate to one or more officers of the Company the authority to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 3.2 with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Committee); provided, however, that, to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 3.6 to one or more officers of the Company, references to the “Committee” shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

          4.1 Number of Shares.

(a)	Maximum Number of Shares. Subject to adjustments under Section 4.1(e) and Section 4.4 below, the maximum number of Shares that are available for Awards to Participants and their beneficiaries under the Plan shall be equal to 3,550,000, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted after January 29, 2012 under a Prior Plan and one and thirty three-hundredths (1.33) Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after January 29, 2012 under a Prior Plan.

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(b)	Share Counting Rules. Any Shares that are subject to Options or SARs shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or SARs shall be counted against this limit as one and thirty three-hundredths (1.33) Shares for every one (1) Share granted. If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after January 29, 2012 any Shares subject to an award under a Prior Plan are forfeited, or an award under a Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under a Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 4.1(e) below. In the event that withholding tax liabilities arising from an Award other than an Option or SAR or after January 29, 2012 an award other than an option or stock appreciation right under a Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again be available for Awards in accordance with Section 4.1(e) below.

(c)	Awards in Connection with Certain Corporate Transactions. Shares subject to an Award made through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company shall not reduce the maximum number of Shares available for Awards under the Plan; and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of Shares available for Awards under the Plan.

(d)	No Add-Backs. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the maximum number of Shares that are available for Awards under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or after January 29, 2012 an option granted under a Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or SARs or after January 29, 2012 options or stock appreciation rights under a Prior Plan, (iii) Shares subject to an SAR or after January 29, 2012 a stock appreciation right under a Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or after January 29, 2012 options under a Prior Plan.

(e)	Add-Back Multiples. Any Shares that again become available pursuant to this Section 4.1 shall be added back as (i) one (1) Share for every one (1) Share subject to Options or SARs or options or stock appreciation rights under a Prior Plan, and (ii) as one and thirty three-hundredths (1.33) Shares for every one (1) Share subject to Awards other than Options or SARs or awards other than options or stock appreciation rights under a Prior Plan.

          4.2 Other Plan Limits. Subject to adjustment under Section 4.4, the maximum number of Shares that may be issued in connection with ISOs shall be 3,550,000.

          4.3 Nonexclusivity of the Plan. This Plan shall not be construed as creating any limitation on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          4.4 Adjustments in Authorized Shares. In the event of (i) any change in corporate capitalization, such as a stock split, reverse stock split or stock dividend; (ii) any corporate transaction to which Code Section 424(a) applies; or (iii) such other event which in the judgment of the Committee necessitates an adjustment, such adjustment shall be made in the maximum number and kind of Shares which may be delivered under the Plan as set forth in Section 4.1 above, and in the number and kind of and/or price of Shares subject to outstanding Awards granted under the Plan or Prior Plan, to prevent dilution or enlargement of rights; provided, however, that (unless the Committee determines otherwise) the number of Shares subject to any Award shall always be a whole number and the Committee shall make

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such adjustments as are necessary to ensure Awards of whole Shares. Except as expressly provided herein, the issuance by the Company of Shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an outstanding Award. Nothing in the Plan, an Award or an Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     Any Director, Employee or Consultant of the Company or a Parent, Subsidiary or other Affiliate of the Company shall be eligible to receive an Award under the Plan if selected to participate by the Committee. In determining the individuals to whom such an Award shall be granted and the number of Shares, if any, which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or a Parent, Subsidiary or other Affiliate of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE 6. STOCK OPTIONS

          6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided, however, that ISOs may only be granted to Employees of the Company or a Parent or Subsidiary. Subject to Plan terms, the Committee shall have sole discretion to determine the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Parent or Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares.

          6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Agreement shall further specify whether the Option is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR. The Committee may provide in the Agreement for transfer restrictions, repurchase rights, vesting requirements and other limitations on the Option or the Shares to be issued pursuant to the exercise of an Option.

          6.3 Option Price. The Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Code Section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The Committee is authorized to issue Options, whether ISOs or NQSOs, at an Option Price in excess of the Fair Market Value on the date the Option is granted (a so-called “Premium Price” Option) to encourage superior performance. Further, notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

          6.4 Date of Grant; Duration of Options. An Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on such other date as may be established by the Committee in accordance with Applicable Law. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its

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grant; and, provided further, however, that (i) any ISO granted to any Participant who at such time owns (within the meaning of Code Section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be exercisable later than the fifth (5th) anniversary date of its grant, and (ii) the term of a NQSO shall, unless the Committee determines otherwise, automatically be extended if exercise at the end of the original term would violate Applicable Law, but such extension may not exceed thirty (30) days from the expiration of the period during which exercise is prohibited, and any such extension must be in accordance with Reg. Section 1.409A-1(b)(5)(v)(C)(1).

          6.5 Exercise of Options.

(a)	General. Options granted under the Plan shall be vested and exercisable at such times and subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Parent, Subsidiary or other Affiliate, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee, subject to the provisions of Section 6.5(b) herein. Except as otherwise provided in an Agreement or Article 14, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

(b)	Vesting Restrictions. Notwithstanding the provisions of Section 6.5(a), Options granted to an Employee under the Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period) or one year if the vesting is based on performance criteria other than continued service; provided, however, that (i) the Committee may provide for acceleration of vesting of all or a portion of an Option in the event of a Participant’s death, Disability or Retirement, or upon the occurrence of a Change in Control of the Company; (ii) the Committee may provide for the grant of an Option without a minimum vesting period or may accelerate the vesting of all or a portion of an Option for any reason, but only with respect to Awards for no more than an aggregate of ten percent (10%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 4.1 herein (and including in the calculation of whether such ten percent (10%) threshold has been met any Awards granted to Employees without minimum vesting periods pursuant to subpart (iii) of Section 7.3(b) or subpart (iii) of Section 8.2(b) herein), upon such terms and conditions as the Committee shall determine; and (iii) the Committee also may provide for the grant of Options that have different vesting terms in the case of Options that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Options that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Options that are granted in exchange for foregone cash compensation.

          6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) in cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the Option Price or portion thereof, (d) if approved by the Committee, by withholding Shares subject to the Option having an aggregate Fair Market Value at the time of exercise equal to the Option Price or portion thereof, or (e) if approved by the Committee, by a combination of (a), (b), (c) and (d). The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and Applicable Law. The Committee may establish terms and conditions applicable to any such payment methods. As soon as practicable after receipt of a written notification of exercise and full payment, the

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Company shall deliver to the Participant, in the Participant’s name, share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

          6.7 Nontransferability. Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Committee’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or Treas. Reg. Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except for transfers without consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentences, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

          6.8 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

          6.9 Post-Termination Rights; Forfeiture. The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company or an Affiliate or whether such Option shall be forfeited or terminated in whole or in part upon such event. Such rights, if any, shall be subject to the sole discretion of the Committee, shall be stated in the individual Agreement, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service or for other reasons.

          6.10 Notice of Disposition. If Shares acquired upon exercise of an Incentive Stock Option are disposed of within two years following the date of grant or one year following the transfer of such Shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

ARTICLE 7. STOCK APPRECIATION RIGHTS

          7.1 Grants of SARs. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares subject to each grant. An SAR may be granted with or without a related Option. SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. The Initial Price of an SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with an Initial Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A payment to the Participant upon the exercise of an SAR may not be more than the difference between the Fair Market Value of the Shares with respect to the SAR on the date of exercise and the Fair Market Value of the Shares with respect to the SAR on the date of grant of the SAR. Subject to adjustments under the principles set forth in Section 4.4, above, the maximum number of Shares subject to SARs which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares (or, with respect to SARs settled in cash, the Fair Market Value thereof determined at the time of grant of the SAR).

          7.2 Duration of SARs. The duration of an SAR shall be set forth in the Agreement as determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant; and, provided further, that the term of an SAR (other than a Corresponding SAR granted in relation to an ISO) shall, unless the Committee determines otherwise, automatically be extended if exercise at the end of the original term would violate Applicable Law, but such extension may not exceed thirty (30) days from the expiration of the period during which exercise is prohibited, and any such extension must be in accordance with Reg. Section 1.409A-1(b)(5)(v)(C)(1). An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates.

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          7.3 Exercise of SAR.

(a)	General. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine (subject to the provisions of Section 7.3(b) herein); provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR may be exercised with respect to any number of whole Shares less than the full number of Shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

(b)	Vesting Restrictions. Notwithstanding the provisions of Section 7.3(a), SARs granted to an Employee under the Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period) or one year if the vesting is based on performance criteria other than continued service; provided, however, that (i) the Committee may provide for acceleration of vesting of all or a portion of an SAR in the event of a Participant’s death, Disability or Retirement, or upon the occurrence of a Change in Control of the Company; (ii) the Committee may provide for the grant of an SAR without a minimum vesting period or may accelerate the vesting of all or a portion of an SAR for any reason, but only with respect to Awards for no more than an aggregate of ten percent (10%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 4.1 herein (and including in the calculation of whether such ten percent (10%) threshold has been met any Awards granted to Employees without minimum vesting periods pursuant to subpart (ii) of Section 6.5(b) or subpart (ii) of Section 8.2(b) herein), upon such terms and conditions as the Committee shall determine; and (iii) the Committee also may provide for the grant of SARs that have different vesting terms in the case of SARs that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, SARs that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or SARs that are granted in exchange for foregone cash compensation.

          7.4 Determination of Payment of Cash and/or Shares Upon Exercise of SAR. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares.

          7.5 Nontransferability. SARs granted under the Plan shall be nontransferable except by will or by the laws of intestate succession, except for transfers without consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, during the lifetime of the Participant to whom an SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the Option to which it relates.

          7.6 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.

          7.7 Post-Termination Rights; Forfeiture. The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company or an Affiliate or whether such SAR shall be forfeited in whole or in part upon such termination. Such rights, if any, shall be determined in the sole discretion of the Committee, shall be stated in the individual Agreement, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination of employment or service or for other reasons.

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ARTICLE 8. RESTRICTED STOCK AWARDS; RESTRICTED STOCK UNITS; STOCK AWARDS

          8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock Awards, Restricted Stock Units and Stock Awards to Participants and may determine the number of Shares (if any) to be subject to such Awards. Restricted Stock Awards and Stock Awards shall be payable in Shares. Restricted Stock Units shall be payable in cash or Shares, or partly in cash and partly in Shares, in accordance with the terms of the Plan and the discretion of the Committee. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Participant for Shares subject to, a Restricted Stock Award, Restricted Stock Unit or Stock Award. A grant of such an Award may, in addition to other conditions, require the Participant to pay for such Shares, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares. Each grant of a Restricted Stock Award, Restricted Stock Unit or Stock Award shall be evidenced by an Agreement containing such terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares subject to a Restricted Stock Award, Restricted Stock Unit and/or Stock Award which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares (or, with respect to any Restricted Stock Units settled in cash, the Fair Market Value thereof determined at the time the Award is granted).

          8.2 Restricted Period; Lapse of Restrictions.

(a)	General. At the time a Restricted Stock Award or a Restricted Stock Unit is granted, the Committee shall establish a period or periods of time (the “Restricted Period”) and other terms and conditions, if any, applicable to such grant (subject to the provisions of Section 8.2(b) herein). Subject to the other provisions of this Article 8, at the end of the Restricted Period and upon satisfaction of such other terms and conditions as may be established by the Committee, such restrictions shall lapse and the Restricted Stock Award or Restricted Stock Unit shall vest in the Participant.

(b)	Vesting Restrictions. Notwithstanding the provisions of Section 8.2(a), Restricted Stock Awards and Restricted Stock Units granted to an Employee under the Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period) or one year if the vesting is based on performance criteria other than continued service; provided, however, that (i) the Committee may provide for acceleration of vesting of all or a portion of a Restricted Stock Award or Restricted Stock Unit in the event of a Participant’s death, Disability or Retirement, or upon the occurrence of a Change in Control of the Company; (ii) the Committee may provide for the grant of Restricted Stock Awards or Restricted Stock Units without a minimum vesting period or may accelerate the vesting of all or a portion of a Restricted Stock Award or Restricted Stock Unit for any reason, but only with respect to Awards for no more than an aggregate of ten percent (10%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 4.1 herein (and including in the calculation of whether such ten percent (10%) threshold has been met any Awards granted to Employees without minimum vesting periods pursuant to subpart (ii) of Section 6.5(b) or subpart (ii) of Section 7.3(b) herein), upon such terms and conditions as the Committee shall determine; and (iii) the Committee also may provide for the grant of Restricted Stock Awards and/or Restricted Stock Units that have different vesting terms in the case of Restricted Stock Awards and/or Restricted Stock Units that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Restricted Stock Awards or Restricted Stock Units that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Restricted Stock Awards or Restricted Stock Units that are granted in exchange for foregone cash compensation.

(c)	Forfeiture. Except as otherwise provided in the Plan or an Agreement or determined by the Committee, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Stock Award, Restricted Stock Unit or Stock Award has not vested or been earned

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pursuant to the terms of the Plan and Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

          8.3 Rights of Holder; Limitations Thereon.

(a)	Upon the grant of a Restricted Stock Award, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant may be registered in the Participant’s name and held in custody by the Company or a bank selected by the Committee for the Participant’s account. Following such registration, unless the Committee determines otherwise, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock, except that the right to receive dividends shall be subject to such restrictions, if any, as may be established by the Committee (or as may apply under Section 18.17 herein), and except further that, the following restrictions shall apply:

	(i)	The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other terms and conditions prescribed by the Committee;

	(ii)	None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

	(iii)	In the event of the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, then, unless the Committee determines otherwise, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

(b)	Unless the Committee determines otherwise, (i) a Participant who is granted a Restricted Stock Unit shall have none of the rights of a shareholder with respect to any Shares underlying such Award unless and until the Shares (or portion thereof) are delivered to him, and (ii) a certificate or certificate representing Shares issuable pursuant to a Restricted Stock Unit (to the extent the RSU is settled in Shares) shall be issued in the name of the Participant promptly after the Award (or portion thereof) has vested and is distributable.

(c)	With respect to any Shares received as a result of adjustments under Section 4.4 hereof and any Shares received with respect to dividends declared on Shares subject to a Restricted Stock Award or Restricted Stock Unit, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8, unless the Committee determines otherwise.

          8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock or Shares issuable pursuant to a Restricted Stock Unit (to the extent the RSU is settled in Shares) and the satisfaction of any and all other terms and conditions prescribed by the Committee, the restrictions applicable to such Shares shall lapse and a stock certificate for the number of Shares subject to the Award with respect to which the restrictions have lapsed shall be delivered to the Participant, free of all such restrictions except any that may be imposed by Applicable Law or any applicable agreement. Concurrently with the delivery of a certificate for such Shares, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state, local, and foreign tax requirements as set out in Article 16 below.

          8.5 Nonassignability. Unless the Committee determines otherwise, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock Award or Restricted Stock Unit or in any instrument evidencing any grant of such an Award may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of intestate succession.

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          8.6 Stock Awards. Subject to the Plan terms, the Committee may grant Stock Awards to Participants upon such terms and conditions as it shall determine. Without limiting the foregoing, Stock Awards may be granted as additional compensation for services or may be granted in lieu of cash or other compensation to which a Participant may be entitled and may, but are not required to, be subject to vesting or other conditions. Upon the grant of a Stock Award, Shares shall be issued to the Participant not later than March 15 of the year following the year in which the Stock Award is granted (or shall otherwise be distributed in a manner intended to be exempt from, or compliant with, Code Section 409A if and to the extent applicable).

ARTICLE 9. PERFORMANCE AWARDS

          9.1 Grants. The Committee may designate Participants to whom Performance Awards will be granted from time to time and specify the number of Shares, if any, covered by the Award. Performance Awards may be in the form of Performance Unit Awards and/or Performance Share Awards. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares subject to Performance Awards which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares (or, with respect to Performance Awards settled in cash, the Fair Market Value thereof determined at the time the Award is granted).

          9.2 Earning the Award; Forfeiture. A Performance Award, or portion thereof, will be earned, and the Participant will be entitled to receive Shares, a cash payment or a combination thereof (as determined by the Committee), only upon the achievement by the Participant, the Company, or a Parent, Subsidiary or other Affiliate (or divisions or business units thereof) of such performance objectives as the Committee, in its discretion, shall prescribe. Except as otherwise provided in the Plan or an Agreement or determined by the Committee, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Performance Award has not vested or been earned pursuant to the terms of the Plan and Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

          9.3 Payment. In the discretion of the Committee, the amount payable when a Performance Award is earned may be settled in cash, Shares or a combination of cash and Shares. In the case of Performance Awards denominated in Shares, the aggregate Fair Market Value of the Shares received by the Participant, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value of the number of Shares earned with respect to the Award, determined as of the date the Award is earned.

          9.4 Shareholder Rights. No Participant shall have, as a result of receiving a Performance Award, any rights as a shareholder until and to the extent that the Performance Awards are earned and Shares are transferred to such Participant. After a Performance Award is earned and to the extent paid in Shares, a Participant will have all the rights of a shareholder with respect to the Shares so awarded; provided that the restrictions of any agreement shall, if applicable, continue to apply.

          9.5 Nonassignability. Unless the Committee determines otherwise, no grant of, nor any right or interest of a Participant in or to, any Performance Award or in any instrument evidencing any grant of such an Award may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of intestate succession.

ARTICLE 10. PHANTOM STOCK AWARDS

          10.1 Grants. The Committee may designate Participants to whom Phantom Stock Awards will be granted from time to time and specify the number of Shares, if any, covered by the Award. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares subject to Phantom Stock Awards which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares (or, with respect to Phantom Stock Awards settled in cash, the Fair Market Value thereof determined at the time the Award is granted).

          10.2 Earning the Award; Forfeiture. A Phantom Stock Award, or portion thereof, will be earned, and the Participant will be entitled to receive Shares, a cash payment or a combination thereof (as determined by the Committee), only upon the achievement by the Participant of such terms and conditions as the Committee, in its discretion, shall prescribe. Except as otherwise provided in the Plan or an Agreement or determined by the Committee, if the employment or service of a Participant shall be terminated for any reason (whether by the Company

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or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested or been earned pursuant to the terms of the Plan and Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

          10.3 Payment. Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Committee, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one Share with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Committee, in cash or in Shares valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Committee), or in a combination thereof.

          10.4 Shareholder Rights. No Participant shall have, as a result of receiving a Phantom Stock Award, any rights as a shareholder until and to the extent that the Phantom Stock Awards are earned and Shares are transferred to such Participant. After a Phantom Stock Award is earned and to the extent paid in Shares, a Participant will have all the rights of a shareholder with respect to the Shares so awarded; provided that the restrictions of any agreement shall, if applicable, continue to apply.

          10.5 Nonassignability. Unless the Committee determines otherwise, no grant of, nor any right or interest of a Participant in or to, any Phantom Stock Award or in any instrument evidencing any grant of such an Award may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of intestate succession.

ARTICLE 11. BENEFICIARY DESIGNATION

     The Committee may permit a Participant under the Plan, from time to time, to name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form and subject to any conditions prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant’s lifetime. A beneficiary or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Agreement applicable to the Participant, except to the extent that the Plan and/or Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate, unless the Committee determines otherwise. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 12. DEFERRALS

     The Committee may (subject to any Code Section 409A considerations) permit or require a Participant to defer such Participant’s receipt of Shares, cash or other benefits that would otherwise be due to such Participant by virtue of any Award. Any such deferrals shall be subject to such terms and conditions as may be established by the Committee and to any applicable Code Section 409A requirements.

ARTICLE 13. RIGHTS OF PARTICIPANTS

          13.1 No Right to Employment or Service. Nothing in the Plan or an Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment by, or performance of services for, the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or an Affiliate. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment.

          13.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. The Committee shall have no obligation to treat Participants or Awards uniformly.

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ARTICLE 14. CHANGE IN CONTROL

          14.1 Definition. For purposes of the Plan, unless an Agreement provides otherwise, a “Change in Control” means any of the following events:

(a)	The acquisition (other than from the Company) by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that for purposes of this Section 14.1, Person shall not include any person who on the Effective Date owns 25% or more of the Company’s outstanding securities, and a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Affiliates, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

(b)	The consummation of (i) a merger, consolidation or similar transaction involving the Company if the shareholders of the Company, immediately after such transaction, do not, as a result of such transaction, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such transaction, or (ii) a complete liquidation or dissolution of the Company, or (iii) the sale or other disposition of all or substantially all of the assets of the Company.

(c)	A change in the composition of the Board during any twenty-four (24)-month period such that the individuals who, as of the first date of such period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 14.1 that any individual who becomes a member of the Board during any such twenty-four (24)-month period whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

          14.2 Effect of Change in Control. The Committee shall have discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award (in whole or in part), in the event of a Change in Control. Without limiting the effect of the foregoing, the Committee’s discretion shall include, but shall in no way be limited to, the discretion to determine with respect to all or any portion of an Award that (a) the Award shall vest, be earned and/or become exercisable upon a Change in Control, (b) vesting, earning and/or exercisability of the Award shall accelerate upon a Change in Control, (c) exercise of the Award must occur, if at all, within time period(s) specified by the Committee, after which time period(s) the Award shall, unless the Committee determines otherwise, terminate, (d) the Award shall be assumed or substituted for another award, (e) the Award shall be cancelled without the payment of consideration, (f) the Award shall be cancelled in exchange for a cash payment or other consideration in an amount determined by the Committee, (g) the Award shall be subject to such treatment (including but not limited to cancellation, cashout, assumption or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the Change in Control transaction (e.g., a merger agreement); and/or (h) other actions (or no action) shall be taken with respect to the Award. The Committee also has discretion to determine that acceleration or any other effect of a Change in Control on an Award shall be subject to

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both the occurrence of a Change in Control event and termination of employment or service of the Participant upon such terms and conditions as may be established by the Committee. Any such determinations of the Committee may be, but shall not be required to be, stated in an individual Agreement.

ARTICLE 15. AMENDMENT, MODIFICATION AND TERMINATION

          15.1 Plan Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that (a) approval of an amendment to the Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Law or otherwise deemed advisable by the Board; and (b) shareholder approval shall be required to modify the shareholder approval requirements of Section 3.5 related to Option and SAR repricings.

          15.2 Award Amendment, Modification and Termination. Except as otherwise provided in Section 15.3 herein, no termination, amendment or modification of the Plan or an outstanding Award shall adversely affect in any material way any outstanding Award without the written consent of the Participant holding such Award.

          15.3 Amendments to Comply with Applicable Law, Etc. Notwithstanding Section 15.1 and Section 15.2 herein, the following provisions shall apply:

(a)	The Committee shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(b)	The Committee shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

ARTICLE 16. WITHHOLDING

          16.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including but not limited to the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

          16.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of (and any conditions established by) the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to (but not in excess of) the minimum statutory total tax which could be imposed on the transaction. In addition, Participants may elect, subject to the approval of (and any conditions established by) the Committee, to satisfy tax withholding requirements by tendering Shares to the Company. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 17. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same

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before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. ADDITIONAL PROVISIONS

          18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, the plural shall include the singular and the singular shall include the plural.

          18.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          18.3 Compliance with Applicable Law. The Company may impose such restrictions on Awards, Shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any securities exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register Shares or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, securities exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

          18.4 Section 16 Compliance. To the extent applicable, with respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by Applicable Law and deemed advisable by the Committee.

          18.5 Governing Law. To the extent not preempted by federal law, the Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina, without regard to the principles of conflicts of laws.

          18.6 Code Section 409A. Notwithstanding any other provision in the Plan or an Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of Shares, cash or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Agreement, as applicable, and (ii) terms used in the Plan or an Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or an Agreement

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shall be deemed not to comply with Code Section 409A, then neither the Company, the Board, the Committee nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

          18.7 Shareholder Approval. The Plan is subject to approval by the shareholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

          18.8 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, Awards granted under this Plan to Covered Employees shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 18.8, make any adjustments it deems appropriate.

     The payment of any Award that is intended to qualify for the “performance-based compensation” exception under Code Section 162(m) shall be made only upon certification by the Committee of the attainment, over a performance period established by the Committee, of any one or more quantifiable performance targets, which have been established by the Committee on a corporate, divisional, business unit and/or individual basis in accordance with Code Section 162(m) requirements. Such targets may be either absolute or relative and, with respect to compensation payable to Covered Employees that is intended to quality as “performance-based compensation” under Code Section 162(m), shall be based on one or more of the following: earnings, earnings per share, earnings before interest, taxes and depreciation and amortization (EBITDA), revenue, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, same store sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sales standards, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. The specific performance targets for each participating executive officer shall be established in writing by the Committee within 90 days after the commencement of the fiscal year (or within such other time period as may be required by Code Section 162(m)) to which the performance target relates. The performance target shall be established in such a manner that a third party having knowledge of the relevant facts could determine whether the performance goal has been met. The performance targets for any Awards may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Committee (subject to any Code Section 162(m) restrictions applicable to Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m)).

          18.9 Unfunded Plan; No Effect on Other Plans.

(a)	The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

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(b)	The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Committee.

(c)	The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

          18.10 Rules of Construction. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Committee determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

          18.11 Successors and Assigns. The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

          18.12 Right of Offset. Notwithstanding any other provision of the Plan or an Agreement, the Company may (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

          18.13 Fractional Shares. Except as otherwise provided in an Agreement or determined by the Committee, (a) the total number of Shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (b) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

          18.14 Uncertificated Shares. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of Shares, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s articles of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

          18.15 Income and Other Taxes. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.

          18.16 Compliance with Recoupment, Ownership and Other Policies. As a condition to the grant of an Award or receipt of Shares, cash or any other benefit thereunder, the Committee may require that a Participant agree to abide by the Company’s Equity Retention Policy, Compensation Recovery Policy, Stock Ownership Guidelines and/or other policies, each as in effect from time to time and to the extent applicable to the Participant. In addition, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

          18.17 Dividends and Dividend Equivalents. The Committee may, in its discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalents; provided, however, that dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalent rights are in compliance with Code Section 409A.

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DIRECTIONS TO ANNUAL MEETING
KRISPY KREME DOUGHNUTS, INC.
Annual Meeting of Shareholders
Tuesday, June 12, 2012, 9:00 A.M.
Marriott Hotel
Hearn Grand Ballroom
425 North Cherry Street
Winston-Salem, North Carolina 27101

Reminder: Please bring your admission ticket to the Annual Meeting of Shareholders or proof of ownership and valid picture identification. (See instructions described above under “Proxy Solicitation and General Information — Admission to Annual Meeting.) Each admission ticket will admit the named shareholder and a guest. Seating is limited at the Annual Meeting so please plan on arriving early. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN KRISPY KREME STOCK, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

Driving directions to the Marriott:

From the East: Take Business I-40 West toward Downtown Winston-Salem. Take Exit 5C (Cherry Street/Convention Center). Turn right onto South Cherry Street and go 0.34 miles. The Hotel will be on your right.

From the West: Take Business I-40 East toward Downtown Winston-Salem. Take Exit 5C (Cherry Street/Convention Center). Turn left onto High Street at the top of the exit. Turn left onto South Cherry Street and go 0.46 miles. The Hotel will be on your right.

Parking Information:

There is a city-owned parking deck across the street from the Hotel. Self-parking is $1.00/hour and valet parking is $8.00.

KRISPY KREME DOUGHNUTS, INC. 370 KNOLLWOOD STREET, SUITE 500 WINSTON-SALEM, NC 27103
VOTE BY TELEPHONE OR INTERNET QUICK * * * EASY * * * IMMEDIATE
Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: Call Toll-Free on a Touch-Telephone 1-800-690-6903. There is NO CHARGE to you for this call. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 11, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET: The web address is www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 11, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Krispy Kreme Doughnuts, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VIEW PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET: If you agree to view future Proxy Statements and Annual Reports of the Company on the Internet instead of receiving paper copies in the mail, as described in the accompanying Proxy Statement (to the extent the Company makes such option available), please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL PROXY CARD. THANK YOU FOR VOTING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M45571-P22124	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KRISPY KREME DOUGHNUTS, INC.

Vote on Directors
1.	ELECTION OF CLASS I DIRECTORS
Nominees:
	01)	James H. Morgan
	02)	Andrew J. Schindler
	03)	Togo D. West, Jr.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
		For	Against	Abstain
Vote on Other Matters
2.	Advisory approval of the compensation of our named executive officers as disclosed in our 2012 Proxy Statement.	☐	☐	☐

3.	The approval of the 2012 Stock Incentive Plan.	☐	☐	☐

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for its fiscal year ending February 3, 2013.	☐	☐	☐

This proxy is solicited on behalf of the Board of Directors.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4.

If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, or if cumulative voting is required, the persons named in this proxy are authorized to vote in their discretion in accordance with their best judgment.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at
www.proxyvote.com.

KRISPY KREME DOUGHNUTS, INC.
Annual Meeting of Shareholders
Tuesday, June 12, 2012, 9:00 AM
Marriott Hotel
Hearn Grand Ballroom
425 North Cherry Street
Winston-Salem, North Carolina 27101

ADMISSION TICKET

     Only shareholders of record as of the close of business on April 13, 2012, or their duly appointed proxies, are entitled to attend the Annual Meeting.

     Each Admission Ticket will admit the named shareholder and a guest. Seating is limited at the Annual Meeting, so please plan on arriving early. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND AN ADMISSION TICKET, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

     When you arrive at the Annual Meeting site, please fill in your complete name in the space provided below and submit this Ticket to one of the attendants at the registration desk. This Ticket is not transferable.

Shareholder Name: _______________________________________
ê IF YOU PLAN TO ATTEND THE MEETING, DETACH ADMISSION TICKET HERE �� ê
M45572-P22124

Krispy Kreme Doughnuts, Inc.
370 Knollwood Street, Suite 500
Winston-Salem, North Carolina 27103
Attention: Secretary

       The undersigned hereby appoints James H. Morgan and Douglas R. Muir, or either of them, as proxies of the undersigned to vote the common stock of the undersigned at the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Company”) to be held on June 12, 2012, and at any adjournment or postponement thereof.
       The Board of Directors recommends a vote “FOR”: (1) the election of the directors named in this proxy and accompanying Proxy Statement, (2) the advisory approval of the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement, (3) the approval of the 2012 Stock Incentive Plan, and (4) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending February 3, 2013; and unless instructions to the contrary are indicated in the space provided, this proxy will be so voted.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side